Exhibit 10.2

LLP

EXECUTION VERSION

TURQUOISE RECEIVABLES TRUSTEE LIMITED
as Receivables Trustee

 HSBC Bank plc
as Transferor Beneficiary, Transferor and Servicer

 Turquoise Funding 1 Limited
as the Loan Note Issuer and Series 2007-1 Investor Beneficiary

TURQUOISE FUNDING 2 LIMITED
as Dormant Investor Beneficiary

 Series 2007-1 supplement

To

RECEIVABLES TRUST DEED AND
SERVICING AGREEMENT

THIS SERIES 2007-1 SUPPLEMENT is made on 28 June 2007 as a Deed

BY AND BETWEEN:

(1)	HSBC BANK PLC, a company registered in England and Wales (registered number 14259) having its registered office at 8 Canada Square, London E14 5HQ (‘‘HSBC Bank plc’’, the ‘‘Transferor Beneficiary’’, the ‘‘Servicer’’ and the ‘‘Transferor’’);

(2)	TURQUOISE RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registration number 92324 and having its registered office at 26 New Street, St. Helier, Jersey, JE2 3RA Channel Islands (the ‘‘Receivables Trustee’’);

(3)	TURQUOISE FUNDING 1 LIMITED, a company incorporated in Jersey with registration number 92327 and having its registered office at 26 New Street, St. Helier, Jersey, JE2 3RA Channel Islands (‘‘the Loan Note Issuer’’ and the ‘‘Series 2007-1 Investor Beneficiary’’); and

(4)	TURQUOISE FUNDING 2 LIMITED, a company incorporated in Jersey with registration number 92329 and having its registered office at 26 New Street, St. Helier, Jersey, JE2 3RA Channel Islands (the ‘‘Dormant Investor Beneficiary’’ and an ‘‘Investor Beneficiary’’).

RECITALS

(A)	The Loan Note Issuer previously contributed to the Receivables Trust on 23 May 2006. In accordance with the Series 2006-1 Supplement to Receivables Trust Deed and Servicing Agreement dated 8 June 2006 and the Series 2006-2 Supplement to Receivables Trust Deed and Servicing Agreement dated 22 November 2006, the Loan Note Issuer was designated the Series 2006-1 Investor Beneficiary in respect of Series 2006-1 of the Receivables Trust and the Series 2006-2 Investor Beneficiary in respect of Series 2006-2 of the Receivables Trust, respectively, pursuant to Contributions in accordance with Clause 4 of the Receivables Trust Deed and Servicing Agreement.

(B)	The Loan Issuer now intends to be designated the Series 2007-1 Investor Beneficiary in respect of Series 2007-1 of the Receivables Trust pursuant to a Contribution in accordance with Clause 4 of the Receivables Trust Deed and Servicing Agreement, in the manner and in the amount set out herein.

(C)	The Transferor Beneficiary (which, prior to the execution of this Supplement, together with the Loan Note Issuer, constituted Beneficiaries of the Receivables Trust) intends to consent in the manner set out herein to the Loan Note Issuer becoming the Series 2007-1 Investor Beneficiary in respect of Series 2007-1.

(D)	The Receivables Trustee intends to supplement and vary the Receivables Trust Deed and Servicing Agreement in the manner and to the extent set out herein.

(E)	It is intended by the parties hereto that, following the simultaneous execution and completion of the transactions contemplated by this Supplement, the Loan Note Issuer will be designated as the Series 2007-1 Investor Beneficiary of the Receivables Trust as supplemented and varied in accordance with the provisions hereof and that the Series 2007-1 Investor Beneficiary will thereafter be considered to constitute a Series for the purposes of the Receivables Trust Deed and Servicing Agreement, such Series to be referred to as ‘‘Series 2007-1’’.

(F)	It is acknowledged by the parties hereto that the Loan Note Issuer will issue (i) the Related Debt (as defined herein) secured on its beneficial entitlement as Series 2007-1 Investor Beneficiary to Turquoise Card Backed Securities plc (the ‘‘Series 2007-1 Issuer’’) and that the Series 2007-1 Issuer will issue the Associated Debt (as defined herein) secured on the Related Debt acquired by the Series 2007-1 Issuer.

NOW THIS DEED WITNESSES as follows:

PART 1

INTERPRETATION

Defined Terms

Terms defined in the Master Definitions Schedule set out in Schedule 6 of the Receivables Trust Deed and Servicing Agreement as the same may be amended, varied or supplemented from time to time with the consent of the Beneficiaries in accordance with Clause 12.2 of the Receivables Trust Deed and Servicing Agreement) and in the Schedule attached hereto shall have the same meanings when used in this Supplement and the recitals hereto unless the context requires otherwise Provided, however, that in the event that any term or provision contained in the Schedule attached hereto shall conflict with or be inconsistent with any provision contained in the Receivables Trust Deed and Servicing Agreement or the Master Definitions Schedule, the terms and provisions of the Schedule attached hereto shall prevail with respect to Series 2007-1 only.

General

(a)	The headings and the contents pages in this Supplement shall not affect its interpretation.

(b)	Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other gender.

(c)	References to Parts, Clauses, paragraphs and Schedules and Exhibits shall, unless the context requires otherwise, be to parts, clauses, paragraphs, exhibits and schedules in this Supplement.

(d)	Save where the contrary is indicated, any reference in this Supplement to:

(i)	this Supplement or any other agreement or document shall be construed as a reference to this Supplement, or as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

(ii)	an enactment is a reference to it as already amended and includes a reference to any repealed enactment which it may re-enact, with or without amendment, and to any re-enactment and/or amendment of it.

(e)	VAT:

(i)	all sums payable by the Receivables Trustee, the Loan Note Issuer, or, as the case may be, any other Investor Beneficiary, to any other party hereto are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes and section 89 of the VATA shall not apply to affect the amount of such sums; and

(ii)	all sums payable by HSBC Bank plc (the ‘‘Payer’’) to any other party hereto (the ‘‘Payee’’) are exclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes. Where the Payee makes a supply to the Payer for VAT purposes pursuant hereto and VAT is or becomes chargeable on such supply (being VAT for which the Payee is accountable to HM Revenue & Customs), the Payer shall pay to the Payee (in addition to any other consideration for such supply) a sum equal to the amount of such VAT, such payment to be made no later than 2 Business Days before the last day (as notified to the Payer in writing by the Payee) on which the Payee can account to HM Revenue & Customs for such VAT without incurring any interest or penalties.

(iii)	Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include:

(A)	where such party is the Receivables Trustee, the Loan Note Issuer or, as the case may be, any other Investor Beneficiary, a reference to such part of such fee, cost, disbursement, expense or liability as represents VAT, and any VAT for which such party is required to account to HM Revenue & Customs under Section 8 of the VATA in relation to such fee, cost, disbursement, expense or liability; and

(B)	where such party is HSBC Bank plc, a reference to such part of such fee, cost, disbursement, expense or liability as represents VAT save to the extent that such party is entitled to obtain credit or repayment in respect of such VAT from HM Revenue & Customs, and any VAT for which such party is required to account to HM Revenue & Customs under Section 8 of the VATA in relation to such fee, cost, disbursement, expense or liability.

(iv)	Any reference herein to a party shall (where appropriate) be deemed, at any time when such party is treated as a member of a group for the purposes of Sections 43 to 43D of the VATA and the Value Added Tax (Groups: eligibility) Order 2004, to include a reference to the representative member of such group.

(v)	It is confirmed by the parties hereto that references in Clause 1.2(f) of the Receivables Trust Deed and Servicing Agreement to ‘‘the Servicer’’ include a reference to HSBC Bank plc (in whatever capacity it may act).

(vi)	References to the parties hereto shall be construed so as to include any subsequent successors and permitted assigns in accordance with their respective interests.

PART 2

EFFECT OF SUPPLEMENT

Categories of Additional Beneficiaries, Designation and Additional Consideration

(a)	Upon payment of the Contribution to the Receivables Trust referred to in Clause 3(b) below, annotation of the Trust Register and the reissue of the duly executed and authenticated Investor Certificate to the Series 2007-1 Investor Beneficiary representing its Aggregate Investor Interest in the Receivables Trust, the Loan Note Issuer will on the Closing Date be designated as the Series 2007-1 Investor Beneficiary under this Supplement by way of a Contribution in accordance with Clause 4 of the Receivables Trust Deed and Servicing Agreement. The Loan Note Issuer, in its capacity as the Series 2007-1 Investor Beneficiary shall, for all purposes under the Receivables Trust Deed and Servicing Agreement, as supplemented by this Supplement, be beneficially entitled to Trust Property in an amount equal to the Series 2007-1 Initial Investor Interest together with its associated proportional entitlement to Finance Charge Receivables and other Trust Property.

(b)	In order for the Contribution referred to in Clause 3(a) above to be effected, a contribution to the Receivables Trust in respect of Series 2007-1 shall be payable by the Loan Note Issuer, in its capacity as the Series 2007-1 Investor Beneficiary to the Receivables Trustee in an amount of the Sterling Equivalent of £250,941,029 by depositing such amount in the Trustee Investment Account on the Closing Date or such other later date as may be agreed between the parties hereto and by any re-designation that may occur on the same date of an amount of the Aggregate Investor Interest of the Loan Note Issuer to henceforth form part of the Series 2007-1 Investor Interest.

(c)	Each month a further contribution as calculated by the Receivables Trustee in accordance with the schedule to this Supplement (Calculations and Information) shall be paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee by way of further contribution in respect of its interest in the Receivables Trust (‘‘Additional Consideration’’).

The size of each of the constituent elements of any payment of Additional Consideration will be identified. The different possible categories being:

1.	‘‘Investor Trustee Payment Amount’’;

2.	‘‘Investor Servicing Fee Amount’’;

3.	‘‘Loss Make-Up (default)’’;

4.	‘‘Loss Make-Up (charge-offs)’’;

5.	‘‘Refunded Utilised Principal Collections’’;

6.	‘‘Excess Spread’’;

7.	‘‘Reserve Account Surplus Amount’’;

8.	‘‘Spread Account Surplus Amount’’;

9.	‘‘Investment Proceeds’’ (to the extent not included in Excess Spread);

10.	‘‘Investor Indemnity Payment Amount’’; and

11.	‘‘Surplus Investment Income’’.

(d)	Series 2007-1 shall be included in Group One for Shared Principal Collections and Excess Finance Charges. Series 2007-1 shall not be subordinated to any other Series.

Rights of the Series 2007-1 Investor Beneficiary in Respect of Series 2007-1

Following the Contribution referred to in Clause 3 above, the beneficial entitlement of the Series 2007-1 Investor Beneficiary (the ‘‘Series 2007-1 Investor Interest’’) on each day up to and including the Series 2007-1 Termination Date shall be as set out below:

(a)	in respect of Undivided Bare Trust Property other than Finance Charge Collections, Investor Acquired Interchange Amount and earnings on Permitted Investments, that proportion which the Adjusted Investor Interest bears on that day to the sum of the Combined Aggregate Adjusted Investor Interest and the Adjusted Transferor Interest on that day;

(b)	in respect of that Undivided Bare Trust Property which consists of Finance Charge Collections, Investor Acquired Interchange Amount and earnings on Permitted Investments received during any Monthly Period, the Floating Investor Percentage for Series 2007-1 for that Monthly Period; and

(c)	in relation to Segregated Bare Trust Property held for the Series 2007-1 Investor Beneficiary, the Segregated Bare Trust Property held absolutely for the Series 2007-1 Investor Beneficiary from time to time.

The beneficial entitlement of the Series 2007-1 Investor Interest to Trust Property shall terminate on the day immediately following the Series 2007-1 Termination Date.

Consent of Existing Beneficiaries

(a)	HSBC Bank plc as the Transferor Beneficiary, Turquoise Funding 1 Limited as Series 2007-1 Investor Beneficiary and Turquoise Funding 2 Limited as Dormant Investor Beneficiary being together all the existing Beneficiaries of the Receivables Trust, prior to the execution of this Supplement, hereby consent to the Loan Note Issuer being designated as the Series 2007-1 Investor Beneficiary of the Receivables Trust (pursuant to the terms of Clause 4 of the Receivables Trust Deed and Servicing Agreement and the provisions of this Supplement) upon payment of the Contribution referred to in Clause 3(b) above, the annotation of the Trust Register and the annotation and re-issue of the duly executed Investor Certificate;

(b)	Each of HSBC Bank plc, Dormant Investor Beneficiary and Loan Note Issuer hereby consents to the creation by the Loan Note Issuer of an Encumbrance over its Series 2007-1 Investor Interest pursuant to the Security Trust Deed and the Supplemental Trust Deed executed in connection with the Series 2007-1 Related Debt; and

(c)	Each of HSBC Bank plc and the Series 2007-1 Investor Beneficiary, the Dormant Investor Beneficiary and the Loan Note Issuer hereby consent to the creation by the Series 2007-1 Issuer of an Encumbrance over its rights as a secured party in respect of the Related Debt pursuant to the deed of charge executed by the Series 2007-1 Issuer in connection with the Series 2007-1 Associated Debt as contemplated in the Series 2007-1 Associated Debt Prospectus.

Declaration of Receivables Trustee

With the consent of each of the existing Beneficiaries of the Receivables Trust as set out in Clause 5(a), the Receivables Trustee hereby declares that (1) the Loan Note Issuer shall be designated as a Beneficiary of the Receivables Trust in its capacity as the Series 2007-1 Investor Beneficiary, with effect from the payment of the Contribution referred to in Clause 3(b) above, the annotation of the Trust Register and the annotation and reissue of the duly executed Investor Certificate to the Loan Note Issuer (including the newly granted entitlement in respect of Series 2007-1) on the Closing Date (and for the avoidance of doubt such time shall be prior to the undertaking of calculations and allocations in respect of Trust Property by the Receivables Trustee on the Closing Date), and (2) the Receivables Trust Deed and Servicing Agreement shall be supplemented and varied in the manner and to the extent set out below and the Receivables Trust Deed and Servicing Agreement shall from such time on the Closing Date be read and construed for all purposes as supplemented and varied as set out in the Schedule to this Supplement and the Receivables Trust shall be supplemented and varied accordingly:

(a)	Clause 1 of the Receivables Trust Deed and Servicing Agreement shall be supplemented and varied with respect to the Loan Note Issuer in its capacity as the Series 2007-1 Investor Beneficiary by the addition of the definitions set out in Part 1 of the Schedule to this Supplement. In the event that any term or provision contained therein shall conflict with or be inconsistent with any provision contained in the Receivables Trust Deed and Servicing Agreement, the terms and provisions of the Schedule shall prevail with respect to Series 2007-1 only. All Part, Clause or sub-clause references in the Schedule shall be to the relevant Part, Clause or sub-clauses of the Receivables Trust Deed and Servicing Agreement, except as otherwise provided in the Schedule. All capitalised terms used in the Schedule which are not otherwise defined therein are defined in the Master Definitions Schedule. Each capitalised term defined in the Schedule shall relate only to Series 2007-1 and no other Series;

(b)	for the purposes of Clause 4.4 of the Receivables Trust Deed and Servicing Agreement in respect of Series 2007-1, the Contribution referred to in Clause 3(b) shall be paid by the Series 2007-1 Investor Beneficiary on the Closing Date by depositing the amount set out in Clause 3(b) in the Trustee Investment Account, which amount so deposited shall constitute Cash Available for Investment on the Closing Date;

(c)	for the purposes of Clause 9.2(b) of the Receivables Trust Deed and Servicing Agreement in respect of Series 2007-1, the amounts equal to the share of the Servicing Fee (identified as the ‘‘Investor Servicing Fee Amount’’) payable by the Receivables Trustee to the Servicer which is to be met from payments made to the Receivables Trustee by the Series 2007-1 Investor Beneficiary shall, as provided in Clause 11(a), be calculated, allocated and paid in the manner set out in Part 2 of the Schedule;

(d)	for the purposes of Clause 3(c) of this Supplement, each constituent element of any payment of Additional Consideration shall be paid, when due, by the Series 2007-1 Investor Beneficiary to the Receivables Trustee, in the following manner:

(i)	in respect of Loss Make-Up (default), Loss Make-Up (charge-off) and Refunded Utilised Principal Collections, by depositing such amounts in the Trustee Investment Account;

(ii)	in respect of Investor Trustee Payment Amounts, Investor Servicing Fee Amounts and Investor Indemnity Payment Amounts, by depositing such amounts in the Series 2007-1 Loan Note Issuer Account for payment to the Receivables Trustee; and

(iii)	in respect of Excess Spread, Reserve Account Surplus Amount, Spread Account Surplus Amount and Investment Proceeds, by depositing such amounts in the Receivables Trustee Consideration Account;

(e)	for the purposes of calculation only, an amount equal to the aggregate of the portion of Investor Acquired Interchange Amount allocable to Series 2007-1 shall be allocated and utilised in the manner set out in Part 2 of the Schedule;

(f)	for the purposes of Clause 7.15(b) of the Receivables Trust Deed and Servicing Agreement, the amount of the Investor Trustee Payment Amount payable by the Series 2007-1 Investor Beneficiary in respect of Series 2007-1 shall as provided in Clause 11(b) be calculated, allocated and paid in the manner set out in Part 3 of the Schedule;

(g)	for the purposes of Clause 5 of the Receivables Trust Deed and Servicing Agreement in respect of Series 2007-1, Clauses 5.1, 5.2 and 5.3 shall be read in their entirety as provided in the Receivables Trust Deed and Servicing Agreement. Clause 5 (except for Clauses 5.1, 5.2 and 5.3 thereof) shall be read in its entirety as set out in Part 4 of the Schedule and shall be applicable only to Series 2007-1;

(h)	for the purposes of Clause 9.5(b) of the Receivables Trust Deed and Servicing Agreement a Monthly Servicer Report relating to Series 2007-1 shall be provided to the Receivables Trustee, in the manner set out in Part 5 of the Schedule, by no later than the Determination Date preceding the related Distribution Date; and

(i)	for the purposes of Clause 6.2 of the Receivables Trust Deed and Servicing Agreement, the Investor Pay Out Events applicable to Series 2007-1 shall be the Series 2007-1 Pay Out Events set out in Part 6 of the Schedule.

PART 3

UNDERTAKINGS AND AGREEMENTS

Undertaking by the Transferor as to Periodic Finance Charges and other Fees

The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as may be determined by the Transferor to be necessary in order for the Transferor to maintain its credit card and related card business, (such determination being based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card and related card business in the United Kingdom as a whole, or in respect of Accounts relating to a Permitted Additional Jurisdiction, of the nature of competition in the credit card and related card business in such Permitted Additional Jurisdiction as a whole), it shall not at any time reduce the Periodic Finance Charges assessed on Receivables existing or arising under any Designated Account or other fees on any Designated Account if, as a result of such reduction, the Transferor’s reasonable expectation of the Portfolio Yield as of such date would be less than the then Expense Rate.

Undertakings by HSBC Bank plc

(a)	Non-Petition

HSBC Bank plc as Transferor, Transferor Beneficiary and Servicer hereby undertakes (and any Successor Servicer, by its appointment under the Receivables Trust Deed and Servicing Agreement, shall also undertake) to the Receivables Trustee or any successor trustee for itself and as trustee for each Beneficiary that each of them respectively will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee or any successor trustee or the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any other Investor Beneficiary.

(b)	Disposals

HSBC Bank plc as Transferor Beneficiary hereby undertakes to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each Beneficiary that each of them respectively will not make any Disposal or create or grant any Encumbrance in respect of their beneficial entitlement in the Receivables Trust except in accordance with Clause 4.3 of the Receivables Trust Deed and Servicing Agreement and acknowledges that any attempt to do so shall be void.

(c)	Limited Recourse

HSBC Bank plc as Transferor, Transferor Beneficiary and Servicer hereby undertakes (and any Successor Servicer, by its appointment under the Receivables Trust Deed and Servicing Agreement, shall each also undertake) to the Receivables Trustee or any successor Trustee for itself and as trustee for each Beneficiary that:

(i)	the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount of such obligation (the ‘‘nominal amount’’) and (b) an amount (the ‘‘available amount’’) equivalent to, in the case of obligations owed to HSBC Bank plc in any capacity, the value of the Transferor Interest at such time and, in the case of obligations owed to an Investor Beneficiary, the value of that Investor Beneficiary’s Aggregate Investor Interest at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the relevant nominal amount exceeds the relevant available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 8(c)(i); and

(ii)	it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

Agreements of the Series 2007-1 Investor Beneficiary

(a)	Use of Undivided Bare Trust Property by Receivables Trustee

(i)	The Loan Note Issuer as Series 2007-1 Investor Beneficiary acknowledges and agrees that the Receivables Trustee or any successor trustee shall utilise Trust Property representing the Series 2007-1 Investor Interest in respect of Undivided Bare Trust Property in making payments for Receivables and otherwise in operating the Undivided Bare Trust on the terms and subject to the conditions of the Receivables Trust Deed and Servicing Agreement and that the Series 2007-1 Investor Beneficiary shall not be entitled to receive any Undivided Bare Trust Property, except to the extent and in the circumstances set out in the Receivables Trust Deed and Servicing Agreement and this Supplement.

(ii)	For the purposes of calculation only, and for so long as the Loan Note Issuer is the Series 2007-1 Investor Beneficiary, it is hereby agreed and acknowledged that for the purposes of Part 4, Clauses 5.15 and 5.16 of the Schedule, amounts calculated to be notionally allocated to a Class of Series 2007-1 Related Debt by the Loan Note Issuer as Series 2007-1 Investor Beneficiary may be treated, for the purpose of calculation only, as being reallocated to another class of Series 2007-1 Related Debt and that the Schedule, including in particular but without limitation, Clauses 5.15 and 5.16, shall be read and construed accordingly. For the avoidance of doubt nothing in this Supplement or the Schedule shall be construed as resulting in a reallocation of beneficial entitlement between the beneficiaries of the Undivided Bare Trust.

(b)	Non-Petition

The Series 2007-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (and any successor trustee) for itself and as trustee for each other Beneficiary that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any other Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee (or any successor trustee) or the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any other Investor Beneficiary.

(c)	Disposals

(i)	The Series 2007-1 Investor Beneficiary undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Undivided Bare Trust, except in accordance with Clause 4.3 of the Receivables Trust Deed and Servicing Agreement and acknowledges that any attempt to do so shall be void;

(ii)	without prejudice to the generality of Clause 9(c)(i) above, the Loan Note Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of any of the Series 2007-1 Related Debt if the effect of any such Disposal or Encumbrance could result in the Series 2007-1 Investor Interest being beneficially held by or charged to more than one person and acknowledges that any attempt to do so shall be void, Provided that the Receivables Trustee and the Transferor each hereby acknowledge (as evidenced by their respective executions of this Supplement) that the Series 2007-1 Related Debt shall be subject to the form of security granted for the benefit of the Series 2007-1 Loan Note Holder pursuant to the Supplemental Trust Deed, and hereby consent to the creation of such security Provided, further that the Series 2007-1 Related Debt will be subject to the form of security that the Series 2007-1 Loan Note Holder has granted over its assets in order to secure its obligations in respect of the Associated Debt.

(d)	Tax

Turquoise Funding 1 Limited in its capacity as the Loan Note Issuer and Series 2007-1 Investor Beneficiary under this Supplement hereby confirms that:

(i)	it has a business establishment (for the purposes of Section 9 of the VATA) in Jersey, Channel Islands which is either its sole business establishment (with no other fixed establishment anywhere else in the world) or is its business (or other fixed) establishment at which any services received by it as contemplated in the Series 2007-1 Relevant Documents are most directly used or to be used or, as the case may be, its business (or other fixed) establishment which is most directly concerned with any services supplied by it as contemplated in the Series 2007-1 Relevant Documents; and

(ii)	it has received a legal opinion from Clifford Chance LLP that under current United Kingdom tax law payments related to its interest in the Receivables Trust as evidenced by the Investor Certificate will not be subject to United Kingdom withholding tax.

(e)	Additional Supplements

the Loan Note Issuer in its capacity as the Series 2007-1 Investor Beneficiary, hereby confirms as a Beneficiary of the Receivables Trust that, (i) subject to Clause 4 of the Receivables Trust Deed and Servicing Agreement and the prior written consent of each of the Beneficiaries of the Receivables Trust (including the Loan Note Issuer), the Receivables Trust may be supplemented and varied from time to time in accordance with the terms of additional Supplements; and (ii) subject to the prior written consent of each of the Beneficiaries of the Receivables Trust (including the Loan Note Issuer ) this Supplement may be varied from time to time in accordance with the terms of paragraph (g) below. The Loan Note Issuer, in such capacity, hereby consents to the matters referred to in (i) and (ii) of this Clause 9(e).

(f)	Limited Recourse

The Series 2007-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (or any successor trustee) for itself and as trustee for each other Beneficiary that:

(i)	the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the ‘‘nominal amount’’) and (b) an amount (the ‘‘available amount’’) equivalent to, in the case of obligations owed to HSBC Bank plc in any capacity, the value of the Transferor Interest at such time and, in the case of obligations owed to an Investor Beneficiary, the value of that Investor Beneficiary’s Aggregate Investor Interest at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the relevant nominal amount exceeds the relevant available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 9(f); and

(ii)	it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

(g)	Amendments

the Loan Note Issuer in its capacity as Series 2007-1 Investor Beneficiary shall only consent to any material amendment to this Supplement (excluding amendments necessary to correct manifest error) when instructed to do so by holders of Series 2007-1 Related Debt holding not less than two-thirds of such Series 2007-1 Related Debt.

(h)	Authorisation for Receivables Trustee to make Transfers

the Loan Note Issuer in its capacity as the Series 2007-1 Investor Beneficiary authorises the Receivables Trustee, to the extent required, to make the necessary transfers for the purpose of Clause 5.10 of the Schedule.

Negative Covenants of the Series 2007-1 Investor Beneficiary

The Series 2007-1 Investor Beneficiary shall not, save to the extent permitted by the Series 2007-1 Relevant Documents (as defined below) or, other than with respect to paragraph (h) below, with the prior written consent of the Transferor Beneficiary in respect of any future Series:

(a)	create or permit to subsist any Encumbrance including, without limitation, anything analogous to any Encumbrance under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including uncalled capital);

(b)	carry on any business other than as described in the Series 2007-1 Associated Debt Prospectus and in respect of that business shall not engage in any activity or do anything whatsoever except:

(i)	preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Series 2007-1 Related Debt, the Receivables Trust Deed and Servicing Agreement, this Series 2007-1 Supplement and any mandates regarding the Series 2007-1 Loan Note Issuer Account or any other bank account of the Loan Note Issuer , the Security Trust Deed and the Supplemental Trust Deed (all of such, the ‘‘Series 2007-1 Relevant Documents’’) and preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the documents it has entered into or will enter into in respect of any other Series (the ‘‘Other Series Documents’’);

(ii)	use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Series 2007-1 Relevant Documents and the Other Series Documents; and

(iii)	perform any act incidental to or necessary in connection with (i) or (ii) above;

(c)	have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises, in the United Kingdom or any other member state of the European Union (or otherwise), or have an interest in any bank account other than Trust Accounts, the Series 2007-1 Loan Note Issuer Account and any other bank accounts established by the Loan Note Issuer in respect of any other Series;

(d)	create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Series 2007-1 Relevant Documents) or give any guarantee in respect of any obligation of any Person;

(e)	repurchase any shares or declare or, pay any dividend or other distribution to its shareholders Provided that the Series 2007-1 Investor Beneficiary shall be entitled to declare and pay dividends after preparation of audited quarterly, semi-annual or annual accounts;

(f)	waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of the Series 2007-1 Relevant Documents without the prior written consent of the Security Trustee and, in the case of the calculation of interest and determination of any interest period for the purposes of the Series 2007-1 Related Debt, the Transferor Beneficiary and, in the case of the Receivables Trust Deed and Servicing Agreement and this Series 2007-1 Supplement, each of the Beneficiaries of the Receivables Trust;

(g)	offer to surrender to any company any amounts which are available for surrender by way of group relief; or

(h)	for the purposes of US GAAP, except with the prior written consent of the holder of related debt of the Series 2007-1 Investor Beneficiary (including the holders of Series 2007-1 Related Debt), engage in any activities other than Permitted Activities.

Further Undertakings of the Series 2007-1 Investor Beneficiary

(a)	Investor Servicing Fee Amount

The Loan Note Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary (by way of contractual obligation owed by the Loan Note Issuer as Series 2007-1 Investor Beneficiary to no other person and not as part of the terms of the Receivables Trust) that it will pay, by way of Additional Consideration (such payment being identified as the ‘‘Investor Servicing Fee Amount’’) to the Receivables Trustee from its own resources, in the circumstances and in the manner set out above in Part 2 of the Schedule, an amount equal to the Investor Servicing Fee Amount. The Receivables Trustee will then use such amount in or towards payment of the Servicing Fee payable by the Receivables Trustee to the Servicer pursuant to Clause 9.2(a) of the Receivables Trust Deed and Servicing Agreement to be met by the Receivables Trustee from payments to be made by the Beneficiaries in the circumstances and in the manner set out in Part 2 of the Schedule. The amount of any such payment to be made by the Series 2007-1 Investor Beneficiary to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Part 2 of the Schedule. Any amount payable under this Clause 11(a) shall be inclusive of VAT thereon, if applicable.

(b)	Investor Trustee Payment Amount

The Loan Note Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary (by way of a contractual obligation owed by the Loan Note Issuer as Series 2007-1 Investor Beneficiary to no other person and not as part of the terms of the Receivables Trust) that it will pay by way of Additional Consideration in accordance with Clause 3(c) (such amount being the ‘‘Investor Trustee Payment Amount’’), to the Receivables Trustee from its own resources in the circumstances and manner set out in Part 2 of the Schedule, the share of the Aggregate Trustee Payment Amount payable pursuant to Clause 7.15 of the Receivables Trust Deed and Servicing Agreement to be met by the Beneficiaries in the circumstances and in the manner set out in Part 3 of the Schedule. The amount of any such payment to be made by the Series 2007-1 Investor Beneficiary to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Part 3 of the Schedule. Any amount payable under this Clause 11(b) shall be inclusive of VAT thereon if applicable.

(c)	Spread Account Surplus Amount

The Loan Note Issuer hereby undertakes to the Receivables Trustee (by way of a contractual obligation owed by it in its capacity as the Series 2007-1 Investor Beneficiary to the Receivables Trustee and to no other person and not as part of the terms of the Receivables Trust) to pay from its own resources amounts equal to the following amounts to the Receivables Trustee by way of Additional Consideration in accordance with Clause 3(c) (such amount being paid by the Loan Note Issuer as Series 2007-1 Investor Beneficiary, a ‘‘Spread Account Surplus Amount’’) referable to Series 2007-1, at the following times:

(i)	on each Distribution Date an amount equal to the Spread Account Surplus on such Distribution Date;

(ii)	upon the earlier to occur of:

(1)	the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8 of the Receivables Trust Deed and Servicing Agreement; and

(2)	the Series 2007-1 Termination Date;

an amount equal to all amounts on deposit in the Spread Account (identified for Series 2007-1) at that time, in each case after taking into account all deposits in and withdrawals from the Spread Account on the date in question other than any withdrawal pursuant to this paragraph (c).

(d)	Reserve Account Surplus Amount

The Loan Note Issuer undertakes to the Receivables Trustee (by way of a contractual obligation owed by the Series 2007-1 Investor Beneficiary to the Receivables Trustee and to no other person and not as part of the terms of the Receivables Trust) to pay to the Receivables Trustee from its own resources by way of Additional Consideration in accordance with Clause 3(c) (identified as the ‘‘Reserve Account Surplus Amount’’) referable to Series 2007-1 at the following times:

(i)	on any Distribution Date an amount equal to the Reserve Account Surplus on such Distribution Date (after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date); and

(ii)	on the earliest of:

(1)	the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8 of the Receivables Trust Deed and Servicing Agreement;

(2)	the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period; and

(3)	the Distribution Date immediately preceding the Series 2007-1 Scheduled Redemption Date;

an amount equal to all amounts on deposit in the Reserve Account (identified for Series 2007-1) on such date after the prior payment of all amounts due that are payable from the Reserve Account as provided herein.

(e)	Investor Indemnity Payment Amount

(i)	The Loan Note Issuer hereby undertakes to the Receivables Trustee for itself and as trustee for each other Beneficiary (by way of a contractual obligation owed by the Loan Note Issuer as Series 2007-1 Investor Beneficiary to no other person and not as part of the terms of the Receivables Trust) that it will pay to the Receivables Trustee from its own resources by way of Additional Consideration in accordance with Clause 3(c), an amount equal to the Investor Indemnity Amount (such payment being an ‘‘Investor Indemnity Payment Amount’’). The amount of any such payment to be made by the Series 2007-1 Investor Beneficiary to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Part 4, Clause 5.14(a) of the Schedule.

(ii)	It is acknowledged and agreed by each of the parties hereto that to the extent that the Series 2007-1 Investor Beneficiary makes payment to the Receivables Trustee to enable it to make payment to the Transferor from other sources in respect of the amount referred to it in Clause 11(e)(i) above, such payment shall be treated as discharging pro tanto the obligations referred to in Clause 11(e)(i) above and that an amount shall be distributed to equal to the amount of such payment contemplated in Part 4, Clause 5.14(a) of the Schedule.

(f)	Investment Proceeds

The Loan Note Issuer hereby undertakes to the Receivables Trustee for itself and as trustee for each other Beneficiary (by way of a contractual obligation owed by the Series 2007-1 Investor Beneficiary to no other person and not as part of the terms of the Receivables Trust) that, unless specified otherwise herein, it will pay to the Receivables Trustee from its own resources by way of Additional Consideration in accordance with Clause 3(c) (identified as being ‘‘Investment Proceeds’’), amounts equal to any payments it receives in respect of investment earnings (to the extent not included in Excess Spread) from the Receivables Trust.

To the extent necessary the Receivables Trustee is hereby authorised to make such payments described above in Clause 11(a) to (f) on the Series 2007-1 Investor Beneficiary’s behalf.

(g)	The parties acknowledge and agree that, where the Receivables Trustee:

(i)	holds any amount on Segregated Bare Trust for the Series 2007-1 Investor Beneficiary; and

(ii)	is authorised to apply such amount or any part thereof (such amount or part being referred to in this Clause 11(g) as the ‘‘relevant amount’’) in satisfying any obligation, expense or outgoing of the Series 2007-1 Investor Beneficiary (such obligation, expense or outgoing being referred to in this Clause 11(g) as the ‘‘relevant outgoing’’), the Series 2007-1 Investor Beneficiary shall be free to meet the relevant outgoing out of any other resources which may be available to it (apart from amounts held on Segregated Bare Trust for the Series 2007-1 Investor Beneficiary under the terms of any of the Transaction Documents). If and to the extent that the Series 2007-1 Investor Beneficiary has met the relevant outgoing out of such other resources, the Receivables Trustee shall distribute the relevant amount to the Series 2007-1 Investor Beneficiary by depositing such amount in the Series 2007-1 Loan Note Issuer Account.

PART 4

MISCELLANEOUS

Notices

(a)	Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by fax or letter.

(b)	Any communication, notice or document to be made or delivered by any one person to another pursuant to this Supplement shall (unless that other person has by fifteen days’ written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when dispatched and confirmation of transmission received by the sending machine (in the case of any communication made by fax) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address Provided, however, that each fax communication made by one party hereto to another shall be made to that person at the fax number notified to such party by that other person from time to time:

(i)	in the case of HSBC Bank plc (in whatever capacity) and the Receivables Trustee, to the addresses specified in the Receivables Trust Deed and Servicing Agreement (and in the case of the Receivables Trustee with a copy to HSBC Bank plc);

(ii)	in the case of the Loan Note Issuer and the Series 2007-1 Investor Beneficiary to Turquoise Funding 1 Limited, facsimile number: +44 (0) 1534 814 815, Attention: Directors, and the Dormant Investor Beneficiary to Turquoise Funding 2 Limited, facsimile number: +44 (0) 1534 814 815, Attention: Directors (in both cases, copied to HSBC Bank plc at the address referred to in (i) above);

(iii)	in the case of the Rating Agencies for the Associated Debt:

(A)	in the case of Standard & Poor’s to Standard & Poor’s Ratings Service, 20 Canada Square, Canary Wharf, London, United Kingdom, E14 5LH Attention: Structured Finance Department; and

(B)	in the case of Moody’s to Moody’s Investors Service Limited, 2 Minster Court, Mincing Lane, London EC3R 7XB Attention: Structured Finance.

Severability of Provisions

If any one or more of the covenants, agreements, provisions or terms of this Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions of this Supplement or of the rights of the Series 2007-1 Investor Beneficiary in the Receivables Trust.

Further Assurances

Each of HSBC Bank plc and the Loan Note Issuer agrees, in whatever capacity hereunder, to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Receivables Trustee more fully to effect the purposes of this Supplement.

No Waiver; Cumulative Remedies

No failure to exercise and no delay in exercising, on the part of any of the parties hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Counterparts

This Supplement may be executed in any number of counterparts, each of which so executed (save the counterpart(s) executed by HSBC Bank plc) shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the Receivables Trustee, HSBC Bank plc (in its capacities as Transferor Beneficiary, Servicer and Transferor), the Dormant Investor Beneficiary and the Loan Note Issuer (in its capacities as the Loan Note Issuer and Series 2007-1 Investor Beneficiary) have caused this Supplement to be duly executed by their duly authorised representatives as a deed on the day and year first above written.

THE SCHEDULE

SUPPLEMENT TO THE RECEIVABLES TRUST DEED
AND SERVICING AGREEMENT AND THE RECEIVABLES TRUST

Part 1

Definitions

Definitions

‘‘Accounting Period’’ means the financial accounting year for the time being of the Loan Note Issuer;

‘‘Additional Consideration’’ shall have the meaning specified in Clause 3(c);

‘‘Adjusted Investor Interest’’ shall mean, an amount equal to the Series 2007-1 Initial Investor Interest as reduced by the aggregate of:

(a)	Principal Collections distributed to an Investor Beneficiary in respect of such Series 2007-1 Investor Interest (including Principal Collections held by the Receivables Trustee in a segregated trust in respect of such Series 2007-1 Investor Interest only);

(b)	Investor Default Amounts referable to such Series 2007-1 Investor Interest as reduced by that part of the Additional Consideration paid by the Loan Note Issuer and identified as ‘‘Loss Make-Up (default)’’; and

(c)	Investor Charge-offs as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer and identified as ‘‘Loss Make-Up (charge-offs) (excluding, for the avoidance of doubt, any Investor Default Amounts as reduced by the aggregate of that part of Additional Consideration paid by the Loan Note Issuer in accordance with Clause 3(c) identified as ‘‘Loss Make-Up (default)’’), all calculated as at that date;

‘‘Aggregate Investor Default Amount’’ shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period;

‘‘Aggregate Investor Indemnity Amount’’ shall mean, with respect to any Monthly Period, the sum of the Investor Indemnity Payment Amounts in respect of such Monthly Period;

‘‘Applicable LIBOR Rate’’ shall mean for the purposes of calculating each of the Class A LN Rate, the Class B LN Rate and the Class C LN Rate for each Finance Period, London interbank offered rates (‘‘LIBOR’’) determined as follows:

(a)	in respect of the Class A LN Rate, the Sterling LIBOR rate specified as payable by the Issuer (as such term is defined in the Class A Swap Agreement) for the equivalent period in the Class A Swap Agreement (as the same shall be amended and supplemented from time to time);

(b)	in respect of the Class B LN Rate, the Sterling LIBOR rate specified as payable by Issuer (as such term is defined in the Class B Swap Agreement) for the equivalent period in the Swap Agreement (as the same shall be amended and supplemented from time to time); and

(c)	in respect of the Class C LN Rate, the Sterling LIBOR rate specified as payable by Issuer (as such term is defined in the Class C Swap Agreement) for the equivalent period in the Class C Swap Agreement (as the same shall be amended and supplemented from time to time);

‘‘Associated Debt’’ means, collectively, the Class A Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

‘‘Available Funds’’ shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a)	the Floating Investor Percentage of Finance Charge Collections distributed to Series 2007-1 and credited to the Series 2007-1 Finance Charge Collections Ledger for such Monthly Period;

(b)	the Floating Investor Percentage of amounts with respect to the portion of Investor Acquired Interchange Amount distributed to Series 2007-1 and credited to the Series 2007-1 Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Series 2007-1 Finance Charge Collections Ledger on the related Distribution Date with respect to the preceding Monthly Period) pursuant to the Receivables Trust Deed and Servicing Agreement and paragraphs (c) and (d) of Part 2 of the Schedule (excluding a portion of Investor Acquired Interchange Amount equal to the aggregate of the Servicer Interchange Amount);

(c)	with respect to any Monthly Period prior to the payment in full of the Series 2007-1 Investor Interest, the Principal Funding Investment Proceeds pursuant to Clause 5.19(b)(iii)(A) (up to a maximum amount equal to the Class A Covered Amount and the Class B Covered Amount), if any, with respect to the related Distribution Date; and

(d)	amounts, if any, to be withdrawn from the Reserve Account which will be credited to the Series 2007-1 Finance Charge Collections Ledger on the related Distribution Date pursuant to Clauses 5.21(b)(iii) and 5.21(c)(i);

‘‘Available Reserve Account Amount’’ shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account for Series 2007-1 on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.10(n) into the Reserve Account for Series 2007-1 on such date) and (b) the Required Reserve Amount;

‘‘Available Retained Principal Collections’’ shall mean for the purposes of calculation in respect of a Distribution Date and a related Monthly Period:

(a)	the aggregate amount of Retained Principal Collections for such Monthly Period, minus

(b)	the amount of Reallocated Class C Principal Collections with respect to such Monthly Period which pursuant to Clause 5.15 are to be distributed to the Series 2007-1 Investor Beneficiary and used as Utilised Required Retained Principal Collections to fund the Class A Required Amount or the Class B Required Amount, minus

(c)	the amount of Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Clause 5.16 are to be distributed to the Series 2007-1 Investor Beneficiary and used as Utilised Required Retained Principal Collections to fund the Class A Required Amount, plus

(d)	the amount of Shared Principal Collections with respect to Group One that are allocated to Series 2007-1 in accordance with Clause 5.17(c), plus

(e)	with respect to the Monthly Period in which the Regulated Amortisation Period or the Rapid Amortisation Period commences, the amount of Principal Collections standing to the credit of the undivided Principal Collections Ledger which are calculated to be Cash Available for Investment on the date of calculation, plus

(f)	with respect to any Distribution Date falling in the Regulated Amortisation Period or the Rapid Amortisation Period, the amount of Principal Loss Make-Up (charge-offs) and Principal Loss Make-Up (default) calculated pursuant to the calculations in Part 5 and Clause 5.10(g), (h)(ii), (i)(ii), (j)(ii), (l)(ii) and m(ii);

‘‘Available Spread Account Amount’’ shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit for Series 2007-1 in the Spread Account on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.10(o) in the Spread Account for Series 2007-1 on such date) and (b) the Required Spread Account Amount;

‘‘Available Spread Percentage’’ shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the product of:

(a)	an amount equal to the Available Funds with respect to such Monthly Period remaining after making the distributions on the following Distribution Date provided for in Part 4, Clauses 5.10 (a) to (n) (inclusive); and

(b)	twelve, and

the denominator of which is the Adjusted Investor Interest on the first day of such Monthly Period;

‘‘Business Day’’ shall mean in relation to any sum payable in any currency, a TARGET Settlement Day and a day on which commercial banks and foreign exchange markets settle payments generally in London, England; Jersey, Channel Islands; and New York, New York;

‘‘Calculation Period’’ shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or in the case of the first Distribution Date from and including the Closing Date) to but excluding such Distribution Date;

‘‘Class A’’ shall mean, where the context requires, each of:

(a)	the Loan Note Issuer in its capacity as Series 2007-1 Investor Beneficiary with respect to the Class A Investor Interest; and

(b)	for calculation purposes, the portion of the Series 2007-1 Related Debt related to the Class A Loan Note (such amount to be calculated by reference to the face amount of the Class A Associated Debt in sterling utilising the Sterling Equivalent exchange rate);

‘‘Class A Additional Finance Amount’’ shall have the meaning specified in Clause 5.7(a)(v)(i);

‘‘Class A Adjusted Investor Interest’’ shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus that portion of the Principal Funding Account Balance credited to the Series 2007-1 Principal Funding Ledger allocated to Class A (in an amount not to exceed the Class A Investor Interest) on such date of determination;

‘‘Class A Associated Debt’’ means the US$440,000,000 Class A Asset Backed Floating Rate Notes due 2010 constituted by a trust deed supplement dated 28 June 2007 between the Series 2007-1 Issuer and the Note Trustee;

‘‘Class A Covered Amount’’ shall mean an amount determined as of each Distribution Date with respect to any Calculation Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, equal to the product of (a) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Finance Period ending in a leap year), and (b) the Class A LN Rate in effect with respect to such Calculation Period, and (c) the portion of the Principal Funding Account Balance for Series 2007-1 allocated to Class A as of the last day of the Monthly Period preceding the Monthly Period in which such Calculation Period ends;

‘‘Class A Debt Amount’’ shall mean, with respect to any date of determination, an amount equal to the Class A Initial Investor Interest minus the aggregate amount of principal payments and amounts to be treated as principal payments made from Trust Property to the Loan Note Issuer which are treated by the Loan Note Issuer for calculation purposes as principal payments notionally referable to the Class A Investor Interest provided, however, that upon the Series 2007-1 Termination Date the Class A Debt Amount shall be an amount equal to zero;

‘‘Class A Deficiency Amount’’ shall mean, in respect of any Distribution Date, an amount equal to the excess, if any, of the Class A Monthly Required Expense Amount as of the prior Distribution Date (disregarding for this purpose the Trustee Payment Amount, the Loan Note Issuer Costs Amount and the Issuer Costs Amount) over the amounts actually deposited (or which would have been deposited but for the imposition of any withholding or deduction for any Tax or levy which the Receivables Trustee is required to make by law) as the Class A Monthly Distribution Amount into the Series 2007-1 Loan Note Issuer Account, as applicable, for the payment of such amount in accordance with Part 4, Clause 5.10(c);

‘‘Class A Excess Principal Loss Make-Up (charge-off)’’ shall mean on any Distribution Date during the Regulated Amortisation Period an amount equal to the excess (if any) of:

(a)	the amount of Available Funds to be applied pursuant to Clause 5.10(h);

over

(b)	an amount equal to zero or, if greater, the sum of:

(i)	the Maximum Controlled Deposit Amount minus

(ii)	the amount of Available Funds to be applied pursuant to Clause 5.10(g);

‘‘Class A Excess Principal Loss Make-Up (default)’’ shall mean on any Distribution Date during the Regulated Amortisation Period an amount equal to the excess (if any) of:

(a)	the amount of Available Funds to be applied pursuant to Clause 5.10(g); over

(b)	the Maximum Controlled Deposit Amount;

‘‘Class A Finance Distribution Amount’’ shall have the meaning specified in Clause 5.12(a)(i);

‘‘Class A Fixed Investor Percentage’’ shall mean, with respect to any Monthly Period which does not fall within the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Series 2007-1 Investor Interest as of the close of business on the last day of the Revolving Period;

‘‘Class A Floating Investor Percentage’’ shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period Provided, however, that, with respect to the first Monthly Period, the Class A Floating Investor Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Series 2007-1 Initial Investor Interest;

‘‘Class A Initial Investor Interest’’ shall mean an amount equal to the Sterling Equivalent of the face amount of the Class A Associated Debt;

‘‘Class A Investor Charge-Off’’ shall have the meaning specified in Part 4, Clause 5.13(a)(iii);

‘‘Class A Investor Default Amount’’ shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Investor Percentage applicable for the related Monthly Period;

‘‘Class A Investor Interest’’ shall mean, on any date of determination, a principal amount equal to:

(a)	the Class A Initial Investor Interest, minus

(b)	the aggregate amount of Principal Collections (which shall, for the avoidance of doubt, exclude amounts treated as such for the purpose of the calculations set out in the Schedule) distributed to the Series 2007-1 Investor Beneficiary in respect of Series 2007-1 and referable to the Class A Investor Interest from Trust Property (with the effect that the amount of principal beneficial entitlement in the Receivables Trust as evidenced by the Investor Certificate is reduced) prior to such date, minus

(c)	the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to Part 4, Clause 5.13(a)(iii) over Class A Investor Charge-Offs reinstated pursuant to Clause 5.10(h) prior to such date of determination, minus

(d)	an amount equal to the amount of the Class A Investor Default Amount for all prior Distribution Dates and for which Principal Loss Make-Up (default) is calculated pursuant to Clause 5.10(g)(2), minus

(e)	the amount, if any, of any Principal Loss Make-Up (default) and any Principal Loss Make-Up (charge-offs) pursuant to Clauses 5.10(i)(ii), 5.10(j)(ii), 5.10(l)(ii) and 5.10(m)(ii) identified as part of the Class A Monthly Principal Amount pursuant to Clause 5.11,

Provided, however, that the Class A Investor Interest may not be reduced below zero;

‘‘Class A LN Rate’’ shall mean, in relation to any Finance Period, the Applicable LIBOR Rate in respect of that Finance Period plus 0.0669 per cent.;

‘‘Class A Monthly Distribution Amount’’ shall have the meaning specified in Clause 5.10(c);

‘‘Class A Monthly Finance Amount’’ shall have the meaning specified in Part 4, Clause 5.7(a)(iii);

‘‘Class A Monthly Principal Amount’’ shall mean the monthly amount representing Principal Collections and amounts of Principal Loss Make-Up (default) and Principal Loss Make-Up (Charge-offs) as Principal Collections referable to Class A as calculated in accordance with Part 4, Clause 5.8(a);

‘‘Class A Monthly Required Expense Amount’’ shall mean in respect of each Monthly Period the amount as calculated in accordance with Part 4, Clause 5.7(a);

‘‘Class A Required Amount’’ shall have the meaning specified in Part 4, Clause 5.9(a);

‘‘Class A Swap Agreement’’ shall mean the agreement dated on or about the Closing Date between the Issuer, the Swap Counterparty and the Note Trustee, which provides for certain receipts of the Issuer under and/or in respect of the Series 2007-1 Investor Interest denominated in Sterling to be converted into US Dollar, and vice versa by the Swap Counterparty and for certain other payments to be made in US Dollar by the Swap Counterparty and in Sterling by Issuer;

‘‘Class B’’ shall mean where the context requires, each of:

(a)	the Loan Note Issuer with respect to the Class B Investor Interest; and

(b)	for calculation purposes, the portion of the Series 2007-1 Related Debt related to the Class B Loan Note (such amount to be calculated by reference to the face amount of the Class B Associated Debt in sterling utilising the Sterling Equivalent exchange rate);

‘‘Class B Additional Finance Amount’’ shall have the meaning specified in Clause 5.7(b)(iii);

‘‘Class B Adjusted Investor Interest’’ shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest minus that portion of the Principal Funding Account Balance credited to the Series 2007-1 Principal Funding Ledger allocated to Class B (in an amount not to exceed the Class B Investor Interest) on such date of determination;

‘‘Class B Associated Debt’’ shall mean the US$27,500,000 Class B Asset Backed Fixed Rate Notes due 2010 constituted by a trust deed supplement dated 28 June 2007 between the Series 2007-1 Issuer and the Note Trustee;

‘‘Class B Covered Amount’’ shall mean an amount determined as of each Distribution Date with respect to any Calculation Period during the Controlled Accumulation Period prior to the payment in full of the Class B Investor Interest, equal to the product of (a) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Finance Period ending in a leap year), and (b) the Class B LN Rate in effect with respect to such Calculation Period, and (c) the portion of the Principal Funding Account Balance for Series 2007-1 allocated to Class B as of the last day of the Monthly Period preceding the Monthly Period in which such Calculation Period ends;

‘‘Class B Debt Amount’’ shall mean, with respect to any date of determination, an amount equal to the Class B Initial Investor Interest minus the aggregate amount of principal payments made from Trust Property and amounts to be treated as principal payments made to the Series 2007-1 Investor Beneficiary which are treated by the Loan Note Issuer for calculation purposes as principal payments notionally referable to the Class B Investor Interest Provided, however, that upon the Series 2007-1 Termination Date the Class B Debt Amount shall be an amount equal to zero;

‘‘Class B Deficiency Amount’’ shall mean, in respect of any Distribution Date, an amount equal to the excess, if any, of the Class B Monthly Required Expense Amount as of the prior Distribution Date over the amounts actually deposited (or which would have been deposited but for the imposition of any withholding or deduction for any Tax or levy which the Receivables Trustee is required to make by law) as the Class B Monthly Distribution Amount into the Series 2007-1 Loan Note Issuer Account for the payment of such amount in accordance with Part 4, Clause 5.10(e);

‘‘Class B Excess Principal Loss Make-Up (charge-off)’’ shall mean on any Distribution Date during the Regulated Amortisation Period an amount equal to the excess (if any) of:

(a)	the amount of Available Funds to be applied pursuant to Clause 5.10(j);

over

(b)	an amount equal to zero or, if greater, the sum of:

(i)	the Maximum Controlled Deposit Amount minus

(ii)	the aggregate amount to be applied pursuant to Clause 5.10(g), Clause 5.10(h) and Clause 5.10(i);

‘‘Class B Excess Principal Loss Make-Up (default)’’ shall mean on any Distribution Date during the Regulated Amortisation Period an amount equal to the excess (if any) of:

(a)	the amount of Available Funds to be applied pursuant to Clause 5.10(i);

over

(b)	an amount equal to zero, or if greater, the sum of:

(i)	the Maximum Controlled Deposit Amount minus

(ii)	the aggregate amount to be applied pursuant to Clause 5.10(g) and Clause 5.10(h);

‘‘Class B Fixed Investor Percentage’’ shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Series 2007-1 Investor Interest as of the close of business on the last day of the Revolving Period;

‘‘Class B Floating Investor Percentage’’ shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period Provided, however, that, with respect to the first Monthly Period, the Class B Floating Investor Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Series 2007-1 Initial Investor Interest;

‘‘Class B Initial Investor Interest’’ shall mean an amount equal to the Sterling Equivalent of the face amount of the Class B Associated Debt;

‘‘Class B Investor Charge-Off’’ shall have the meaning specified in Part 4, Clause 5.13(b)(ii);

‘‘Class B Investor Default Amount’’ shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Investor Percentage applicable for the related Monthly Period;

‘‘Class B Investor Interest’’ shall mean, on any date of determination, a principal amount equal to:

(a)	the Class B Initial Investor Interest, minus

(b)	the aggregate amount of Principal Collections (which shall, for the avoidance of doubt, exclude amounts treated as such for the purpose of the calculations set out in the Schedule) distributed to the Series 2007-1 Investor Beneficiary in respect of Series 2007-1 and referable to the Class B Investor Interest from Trust Property (with the effect that the amount of principal beneficial entitlement in the Receivables Trust as evidenced by the Investor Certificate is reduced) prior to such date, minus

(c)	the aggregate amount of Class B Investor Charge-Offs applied on all prior Distribution Dates, pursuant to Part 4, Clause 5.13(b)(ii), minus

(d)	the amount of the Class B Investor Default Amount for all prior Distribution Dates for which a Principal Loss Make-Up (default) is calculated pursuant to Clause 5.10(i)(ii), minus

(e)	the aggregate amount of the Reallocated Class B Principal Collections distributed pursuant to Part 4, Clause 5.16 on all prior Distribution Dates but excluding any Reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest, minus

(f)	an amount equal to the amount by which the Class B Investor Interest has been reduced in order to cover Class A Investor Default Amounts on all prior Distribution Dates pursuant to Part 4, Clause 5.13(a)(ii), minus

(g)	the amount, if any, of any Principal Loss Make-Up (default) and Principal Loss Make-Up (Charge-offs) pursuant to Clauses 5.10(l)(ii) and 5.10(m)(ii) identified as part of the Class B Monthly Principal Amount pursuant to Clause 5.11, and plus

(h)	the aggregate amount of Available Funds utilised on all prior Distribution Dates pursuant to Part 4, Clause 5.10(i)(ii) and 5.10(j) and deemed to reinstate amounts deducted pursuant to the foregoing clauses (c), (d), (e) and (f),

Provided, however that the Class B Investor Interest may not be reduced below zero;

‘‘Class B Investor Percentage’’ shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Investor Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, Regulated Amortisation Period or Rapid Amortisation Period, the Class B Fixed Investor Percentage;

‘‘Class B LN Rate’’ shall mean, in relation to any Finance Period, the Applicable LIBOR Rate in respect of that Finance Period plus 0.1945 per cent.;

‘‘Class B Monthly Distribution Amount’’ shall have the meaning specified in Clause 5.10(e);

‘‘Class B Monthly Finance Amount’’ shall have the meaning specified in Part 4, Clause 5.7(b)(i);

‘‘Class B Monthly Principal Amount’’ shall mean the monthly amount representing Principal Collections and amounts of Principal Loss Make-Up (default) and Principal Loss Make-Up (Charge-off) referable to Class B as calculated in accordance with Part 4, Clause 5.8(b);

‘‘Class B Monthly Required Expense Amount’’ shall mean in respect of each Monthly Period the amount calculated in accordance with Part 4, Clause 5.7(b);

‘‘Class B Principal Commencement Date’’ shall be the first Distribution Date (1) for the Controlled Accumulation Period, following the Distribution Date on which an amount equal to the Class A Investor Interest has been deposited into the Series 2007-1 Principal Funding Ledger identified for Class A; or (2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class A Investor Interest has been reduced to zero;

‘‘Class B Finance Distribution Amount’’ shall have the meaning specified in Clause 5.12(a)(ii);

‘‘Class B Required Amount’’ shall have the meaning specified in Part 4, Clause 5.9(b);

‘‘Class B Swap Agreement’’ shall mean the agreement dated on or about the Closing Date between Issuer, the Swap Counterparty and the Note Trustee, which provides for certain receipts of Issuer under and/or in respect of the Series 2007-1 Investor Interest denominated in Sterling to be converted into US Dollars, and vice versa by the Swap Counterparty and for certain other payments to be made in US Dollars by the Swap Counterparty and in Sterling by Issuer;

‘‘Class C’’ shall mean, where the context requires, each of

(a)	the Loan Note Issuer in its capacity as Series 2007-1 Investor Beneficiary with respect to the Class C Investor Interest; and

(b)	for calculation purposes, the portion of the Series 2007-1 Related Debt related to the Class C Loan Note (such amount to be calculated by reference to the face amount of the Class C Associated Debt in sterling utilising the Sterling Equivalent exchange rate);

‘‘Class C Additional Finance Amount’’ shall have the meaning specified in Clause 5.7(c)(iii);

‘‘Class C Adjusted Investor Interest’’ shall mean, with respect to any date of determination, an amount equal to the Class C Investor Interest minus that portion of the Principal Funding Account Balance credited to the Series 2007-1 Principal Funding Ledger allocated to Class C (in an amount not to exceed the Class C Investor Interest) on such date of determination;

‘‘Class C Associated Debt’’ shall mean the US$32,500,000 Class C Asset Backed Floating Rate Notes due 2010 constituted by a trust deed supplement dated 28 June 2007 between the Series 2007-1 Issuer and the Note Trustee;

‘‘Class C Debt Amount’’ shall mean, with respect to any date of determination, an amount equal to the Class C Initial Investor Interest minus the aggregate amount of principal payments and amounts to be treated as principal payments made to the Loan Note Issuer which are treated by the Loan Note Issuer for calculation purposes as principal payments notionally referable to the Class C Investor Interest from Trust Property Provided, however, that upon the Series 2007-1 Termination Date the Class C Debt Amount shall be an amount equal to zero;

‘‘Class C Deficiency Amount’’ shall mean, in respect of any Distribution Date, an amount equal to the excess, if any, of the Class C Monthly Required Expense Amount as of the prior Distribution Date over the amounts actually deposited (or which would have been deposited but for the imposition of any withholding or deduction for any tax or levy which the Receivables Trustee is required to make by law) as the Class C Monthly Distribution Amount into the Series 2007-1 Loan Note Issuer Account, for the payment of such amount on the related Distribution Date in accordance with Clause 5.10(k) after taking into account any withdrawal from the Spread Account pursuant to Clause 5.18(d)(ii)(A)(1);

‘‘Class C Excess Principal Loss Make-Up (charge-off)’’ shall mean on any Distribution Date during the Regulated Amortisation Period an amount equal to the excess (if any) of:

(a)	the amount of Available Funds to be applied pursuant to Clause 5.10(m)

over

(b)	an amount equal to zero, or if greater, the sum of:

(i)	the Maximum Controlled Deposit Amount minus

(ii)	the aggregate amount to be applied pursuant to Clauses 5.10(g), Clause 5.10(h), Clause 5.10(i), Clause 5.10(j) and Clause 5.10(l);

‘‘Class C Excess Principal Loss Make-Up (default)’’ shall mean on any Distribution Date during the Regulated Amortisation Period an amount equal to the excess (if any) of:

(a)	the amount of Available Funds to be applied pursuant to Clause 5.10(l)

over

(b)	an amount equal to zero, or if greater, the sum of:

(i)	the Maximum Controlled Deposit Amount minus

(ii)	the aggregate amount to be applied pursuant to Clause 5.10(g), Clause 5.10(h), Clause 5.10(i) and Clause 5.10(j);

‘‘Class C Fixed Investor Percentage’’ shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Series 2007-1 Investor Interest as of the close of business on the last day of the Revolving Period;

‘‘Class C Floating Investor Percentage’’ shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period

Provided, however, that, with respect to the first Monthly Period, the Class C Floating Investor Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Series 2007-1 Initial Investor Interest;

‘‘Class C Initial Investor Interest’’ shall mean an amount equal to the Sterling Equivalent of the face amount of the Class C Associated Debt;

‘‘Class C Investor Charge-Off’’ shall have the meaning specified in Part 4, Clause 5.13(c)(i);

‘‘Class C Investor Default Amount’’ shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class C Floating Investor Percentage applicable for the related Monthly Period;

‘‘Class C Investor Interest’’ shall mean, on any date of determination, a principal amount equal to:

(a)	the Class C Initial Investor Interest, minus

(b)	the aggregate amount of Principal Collections (which shall for the avoidance of doubt, exclude amounts treated as such for the purpose of the calculations set out in the Schedule) made from Trust Property to the Series 2007-1 Investor Beneficiary in respect of Series 2007-1 and referable to the Class C Investor Interest (with the effect that the amount of principal beneficial entitlement in the Receivables Trust as evidenced by the Investor Certificate is reduced) prior to such date including for the avoidance of doubt, an amount equal to all Available Spread Account Amounts deposited in the Trustee Collection Account to the credit of the Series 2007-1 Finance Charge Collections Ledger in respect of the Class C Investor Interest on the Class C Release Date pursuant to Clause 5.18(d)(ii)(A)(2), minus

(c)	the aggregate amount of Class C Investor Charge-Offs applied on all prior Distribution Dates, pursuant to Part 4, Clause 5.13(c)(i), minus

(d)	the amount of the Class C Investor Default Amount for all prior Distribution Dates for which a Principal Loss Make-Up (default) is calculated pursuant to Clause 5.10(l)(ii), minus

(e)	the aggregate amount of Reallocated Class B Principal Collections allocated to the Class C Investor Interest and Reallocated Class C Principal Collections allocated pursuant to Part 4, Clause 5.15 and 5.16 on all prior Distribution Dates, minus

(f)	an amount equal to the amount by which the Class C Investor Interest has been reduced in order to cover Class A Investor Default Amounts and Class B Investor Default Amounts on all prior Distribution Dates pursuant to Part 4, Clause 5.13(a)(i) and 5.13(b)(i), and plus

(g)	the aggregate amount of Available Funds utilised on all prior Distribution Dates pursuant to Part 4, Clause 5.10(l)(ii) and 5.10(j) and deemed to reinstate amounts deducted pursuant to the foregoing Clauses (c), (d), (e) and (f),

Provided, however that the Class C Investor Interest may not be reduced below zero;

‘‘Class C Investor Percentage’’ shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Investor Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, Regulated Amortisation Period or Rapid Amortisation Period, the Class C Fixed Investor Percentage;

‘‘Class C LN Rate’’ shall mean, in relation to any Finance Period, the Applicable LIBOR Rate in respect of that Finance Period plus 0.4495 per cent.;

‘‘Class C Monthly Distribution Amount’’ shall have the meaning specified in Clause 5.10(k);

‘‘Class C Monthly Finance Amount’’ shall have the meaning specified in Part 4, Clause 5.7(c)(i);

‘‘Class C Monthly Principal Amount’’ shall mean the monthly amount representing Principal Collections and amounts of Principal Loss Make-Up (default) and Principal Loss Make-Up (Charge-offs) referable to Class C as calculated in accordance with Part 4, Clause 5.8(c);

‘‘Class C Monthly Required Expense Amount’’ shall mean in respect of each Monthly Period the amount calculated in accordance with Part 4, Clause 5.7(c);

‘‘Class C Principal Commencement Date’’ shall be the first Distribution Date (1) for the Controlled Accumulation Period, following the Distribution Date on which an amount equal to the aggregate of the Class A Investor Interest and the Class B Investor Interest has been deposited into the Series 2007-1 Principal Funding Ledger identified for Class A and Class B respectively; or (2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class A Investor Interest and the Class B Investor Interest has been reduced to zero;

‘‘Class C Finance Distribution Amount’’ shall have the meaning specified in Clause 5.12(a)(iii);

‘‘Class C Release Date’’ shall mean the first Distribution Date on which the Class A Investor Interest and the Class B Investor Interest have been reduced to zero;

‘‘Class C Swap Agreement’’ shall mean the agreement dated on or about the Closing Date between Issuer, the Swap Counterparty and the Note Trustee, which provides for certain receipts of Issuer under and/or in respect of the Series 2007-1 Investor Interest denominated in Sterling to be converted into US Dollars, and vice versa by the Swap Counterparty and for certain other payments to be made in US Dollars by the Swap Counterparty and in Sterling by Issuer;

‘‘Closing Date’’ shall mean 28 June 2007;

‘‘Controlled Accumulation Period’’ shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the day prior to the first Business Day of June 2009 or such later date as is determined in accordance with Clause 5.5(f) and ending on the first to occur of (a) the commencement of the Regulated Amortisation Period or Rapid Amortisation Period and (b) the Series 2007-1 Termination Date;

‘‘Controlled Accumulation Period Factor’’ shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all Outstanding Issuance and the denominator of which is equal to the sum (without duplication) of (a) the Initial Investor Interest, (b) the initial investor interests of all Outstanding Issuance (other than Series 2007-1) in Group One (other than Companion Series) which are not notified by the Servicer as being predicted to be in their revolving periods, and (c) the initial investor interests of all other Outstanding Issuance which are not allocating Shared Principal Collections and are in their revolving periods;

‘‘Controlled Accumulation Period Length’’ shall have the meaning specified in Clause 5.5(f);

‘‘Controlled Accumulation Shortfall’’ shall initially mean zero and shall thereafter mean, with respect to any Distribution Date during the Controlled Accumulation Period and the Regulated Amortisation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the aggregate amount credited to the Series 2007-1 Principal Funding Ledger pursuant to Clause 5.11(a) with respect to Class A, Class B, and Class C for the previous Monthly Period;

‘‘Controlled Deposit Amount’’ shall mean:

(a)	for any Distribution Date with respect to the Controlled Accumulation Period prior to the payment in full of the Series 2007-1 Investor Interest, the sum of (i) £20,911,752.40 and (ii) the Controlled Accumulation Shortfall for such Distribution Date Provided, however, that

(i)	if the Controlled Accumulation Period Length is determined to be less than twelve months pursuant to Clause 5.5(f), the Controlled Deposit Amount for each Distribution Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest will be equal to (A) the product of (1) the Initial Investor Interest and (2) the Controlled Accumulation Period Factor for such Monthly Period divided by (B) the Required Accumulation Factor Number, plus (C) any Controlled Accumulation Shortfall; and

(ii)	the amount calculated for the Controlled Deposit Amount for each Distribution Date may not exceed the aggregate of (i) the Maximum Controlled Deposit Amount, and (ii) the Controlled Accumulation Shortfall for such Distribution Date; and

(b)	for any Distribution Date with respect to the Regulated Amortisation Period, the sum of (i) £20,911,752.40 or, if greater, the Maximum Controlled Deposit Amount, and (ii) the Controlled Accumulation Shortfall for such Distribution Date;

‘‘Cumulative Series Principal Shortfall’’ shall mean the sum of the Series Principal Shortfalls (as such term is defined in the related Supplement) for each Series in Group One;

‘‘Daily Principal Shortfall’’ shall mean, on any date of determination, the excess of the Shared Monthly Principal Payment for the Monthly Period relating to such date over the amount of Principal Collections which are retained or to be retained in the undivided Principal Collections Ledger in respect of Principal Collections processed to date for such Monthly Period Provided, however, that a reference to ‘‘Series 2007-1’s pro rata share of the Daily Principal Shortfall’’ shall be an amount calculated as equal to the product of (a) a fraction the numerator of which is the Series 2007-1 Investor Interest and the denominator of which is the aggregate Investor Interest of all Outstanding Issuance in Group One (including the Series 2007-1 Investor Interest) and (b) the Daily Principal Shortfall;

‘‘Deed of Charge’’ shall have the meaning specified in the Series 2007-1 Associated Debt Prospectus;

‘‘Deficiency Amount’’ shall mean, at any time of determination, the sum of the Class A Deficiency Amount, the Class B Deficiency Amount and the Class C Deficiency Amount;

‘‘Determination Date’’ shall mean the date falling three Business Days before a Distribution Date;

‘‘Distribution Date’’ shall mean 15 August 2007 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day;

‘‘Excess Finance Charges’’ shall have the meaning specified in Clause 5.10(s);

‘‘Excess Principal Funding Investment Proceeds’’ shall mean for any Monthly Period, with respect to each Distribution Date for the Controlled Accumulation Period or the first Distribution Date with respect to the Regulated Amortisation Period or Rapid Amortisation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date exceeds the aggregate of the Class A Covered Amount and the Class B Covered Amount each as determined for such Distribution Date;

‘‘Excess Principal Loss Make-Up (charge-offs)’’ shall mean each of a Class A Excess Principal Loss Make-Up (charge-offs), a Class B Excess Principal Loss Make-Up (charge-offs) or a Class C Excess Principal Loss Make-Up (charge-offs) or any of them;

‘‘Excess Principal Loss Make-Up (default)’’ shall mean each of a Class A Excess Principal Loss Make-Up (default), a Class B Excess Principal Loss Make-Up (default) and a Class C Excess Principal Loss Make-Up (default) or any of them;

‘‘Excess Spread’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clauses 3(c) and 6(d) of the Supplement (and, with respect to any Distribution Date, shall be an amount derived with reference to Part 4, Clause 5.10(s) of the Schedule);

‘‘Expense Rate’’ shall mean, with respect to any Distribution Date, the annualised percentage equivalent of a fraction, (A) the numerator of which is the sum of: (1) the Class A Monthly Required Expense Amount, the Class B Monthly Required Expense Amount and the Class C Monthly Required Expense Amount, each for the related Monthly Period, plus (2) an amount equal to the aggregate of the Series Servicing Fee actually payable each for the related Monthly Period, and (B) the denominator of which is the Series 2007-1 Investor Interest as of the Record Date preceding such Distribution Date;

‘‘Expenses Loan Agreement’’ shall mean any expenses loan drawing by or on behalf of the Issuer in respect of any costs and expenses and other shortfalls payable on the Closing Date and related to the issue of the Series 2007-1 Related Debt;

‘‘Finance Period’’ shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date Provided, however, that with respect to a Finance Period that commences during the Revolving Period or the Controlled Accumulation Period

and ends during the Regulated Amortisation Period or the Rapid Amortisation Period (as applicable), such Finance Period will end on the originally scheduled Payment Date;

‘‘Fixed Investor Percentage’’ shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a)	the numerator of which is the Series 2007-1 Investor Interest as at the close of business on the last day of the Revolving Period; and

(b)	the denominator of which is the greater of:

(i)	an amount equal to the aggregate Outstanding Face Amount of Eligible Principal Receivables (net of such Principal Receivables which are Defaulted Receivables) in the Trust Property as at the close of business on the last day of the prior Monthly Period; and

(ii)	the sum of (A) the Series 2007-1 Investor Interest as of the close of business on the last day of the Revolving Period plus (B) the sum of the numerators used to calculate the Investor Percentages for distributions with respect to Eligible Principal Receivables (net of such Principal Receivables which are Defaulted Receivables) for all Outstanding Issuance (excluding Series 2007-1) for that month,

Provided, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date, as the case may be, occurs, the amount used for the calculation in sub-paragraph (b)(i) above shall be:

•	for the period from (and including) the first day of the Monthly Period to (but excluding) the Addition Date or the Removal Date, as the case may be, an amount equal to the aggregate Outstanding Face Amount of Eligible Principal Receivables (net of such Principal Receivables which are Defaulted Receivables) in the Receivables Trust as at the close of business on the last day of the prior Monthly Period); and

•	for the period from (and including) the Addition Date or the Removal Date, as the case may be, to (and including) the last day of the Monthly Period, an amount equal to the aggregate Outstanding Face Amount of Eligible Principal Receivables (net of such Principal Receivables which are Defaulted Receivables) in the Receivables Trust at the beginning of the day on the related Addition Date or Removal Date, as the case may be, as adjusted for the Outstanding Face Amount of Eligible Principal Receivables at the beginning of such day added to or, as the case may be, removed from the Undivided Bare Trust on such Addition Date or Removal Date, as the case may be;

and Provided, further, however, that with respect to any Monthly Period in which a Contribution occurs or a distribution is made to an Investor Beneficiary, the amounts used for the calculation in paragraph (b)(ii) above shall be:

•	for the period from (and including) the first day of the Monthly Period to (but excluding) the date of the Contribution or the distribution, as the case may be, the sum of the numerators used to calculate the floating investor percentages for distributions with respect to Eligible Principal Receivables for all Outstanding Issuance (including Series 2007-1) for the relevant Monthly Period; and

•	for the period from (and including) the date of the Contribution or the distribution, as the case may be, to (and including), the last day of the Monthly Period, the sum of the numerators used to calculate the floating investor percentages for distributions with respect to Eligible Principal Receivables for all Outstanding Issuance (including Series 2007-1) on the date of the Contribution or the distribution, as the case may be, taking into account the Contribution or the distribution, as the case may be, made on such date, and Provided, also, that in respect of any Monthly Period when the Investor Interest is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Fixed Investor Percentage will be zero;

‘‘Floating Investor Percentage’’ shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction (provided, however, that for the purpose of the calculation of ‘‘Floating Investor Percentage’’ only the first Monthly Period shall be treated as one extended period (the ‘‘first Monthly Period’’), which shall commence on the Closing Date and end on and include 31 July 2007:

(a)	the numerator of which is the Adjusted Investor Interest at the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Series 2007-1 Initial Investor Interest); and

(b)	the denominator of which is the greater of:

(i)	an amount equal to the aggregate Outstanding Face Amount of Eligible Principal Receivables (net of such Principal Receivables which are Defaulted Receivables) comprising Trust Property as at the close of business on the last day of the prior Monthly Period (or with respect to the first Monthly Period, as at the close of business on the day immediately preceding, the Closing Date); and

(ii)	the sum of (A) the Series 2007-1 Investor Interest on the last day of the preceding Monthly Period plus (B) the sum of the numerators used to calculate the Investor Percentages for distributions with respect to Finance Charge Receivables, Acquired Interchange or Receivables in Defaulted Accounts at any time, as applicable, for all Outstanding Issuance (excluding Series 2007-1) with respect to the Monthly Period for which the Floating Investor Percentage is being determined,

Provided, however, that with respect to any Monthly Period in which an Addition Date or Removal Date, as the case may be, occurs, the amount used for the calculation in paragraph (b)(i) above shall be:

•	for the period from (and including) the first day of the Monthly Period to (but excluding) the Addition Date or the Removal Date, as the case may be, an amount equal to the aggregate Outstanding Face Amount of Eligible Principal Receivables (net of such Principal Receivables which are Defaulted Receivables) in the Receivables Trust as at the close of business on the last day of the prior Monthly Period); and

•	for the period from (and including) the Addition Date or the Removal Date, as the case may be, to (and including) the last day of the Monthly Period, an amount equal to the aggregate amount of Eligible Principal Receivables (net of such Principal Receivables which are Defaulted Receivables) in the Receivables Trust as at the commencement of the day on the related Addition Date or Removal Date, as the case may be, as adjusted for the Outstanding Face Amount of the Eligible Principal Receivables at the beginning of such day added to or, as the case may be, removed from the Undivided Bare Trust on such Addition Date or Removal Date, as the case may be); and

Provided, further, however, that with respect to any Monthly Period in which a Contribution occurs or a distribution is made to an Investor Beneficiary, the amounts used for the calculation in paragraph (b)(ii)(B) above shall be:

•	for the period from (and including) the first day of the Monthly Period to (but excluding) the date of the Contribution or the distribution, as the case may be, the sum of the adjusted investor interests used to calculate the floating investor percentages for all Outstanding Series (including Series 2007-1) for the relevant Monthly Period; and

•	for the period from (and including) the date of the Contribution or the distribution, as the case may be, to (and including), the last day of the Monthly Period, the sum of the adjusted investor interests used to calculate the floating investor percentages for all Outstanding Series (including Series 2007-1) on the date of the Contribution or the distribution, as the case may be, taking into account the Contribution or the distribution, as the case may be, made on such date, and Provided also that, in respect of any Monthly Period when the Investor Interest is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Floating Investor Percentage will be zero;

‘‘Group One’’ shall include, Series 2007-1, and each other Series specified in the related Supplement to be included in Group One;

‘‘Group One Monthly Principal Payment’’ shall mean with respect to any Monthly Period, for all Outstanding Series in Group One (including Series 2007-1) which are in an Amortisation Period or an Accumulation Period (as such terms are defined in the Master Definitions Schedule), the sum of:

(a)	the Controlled Deposit Amount for the related Distribution Date for any Series in its Controlled Accumulation Period or Regulated Amortisation Period (as such terms are defined in the related supplements for all Series in Group One);

(b)	the Investor Interest as of the end of the prior Monthly Period after taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Rapid Amortisation Period (as such terms are defined in the related supplements for all Series in Group One); and

(c)	such other amounts as may be specified in the related Series supplements for all Series in Group One;

‘‘Group One Retained Principal Collections’’ shall mean those Principal Collections retained in the undivided Principal Collections Ledger each month in respect of Principal Collections calculated by reference to all Outstanding Issuance in Group One that can be utilised, if needed, as Shared Principal Collections to make distributions to Outstanding Issuance in Group One on a Distribution Date and which are not Required Retained Principal Collections for any Series (including Required Retained Principal Collections for Series 2007-1);

‘‘Investment Proceeds’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clauses 3(c) and 6(d) and Clause 12(e) of the Supplement;

‘‘Investor Charge-Off’’ shall mean a Class A Investor Charge-Off, a Class B Investor Charge-Off or a Class C Investor Charge-Off, or any of them;

‘‘Investor Default Amount’’ shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage for the Monthly Period in which such Account became a Defaulted Account;

‘‘Investor Finance Amounts’’ shall mean the Class A Finance Distribution Amount, the Class B Finance Distribution Amount and the Class C Finance Distribution Amount;

‘‘Investor Indemnity Amount’’ shall mean, with respect to any Transferor Section 75 Indemnity Claim, an amount equal to the product of (a) the Transferor Section 75 Indemnity Claim (in an amount not to exceed the amount of the related Credit Advance) and (b) the Floating Investor Percentage for the Monthly Period in which the day such Transferor Section 75 Indemnity Claim was made falls;

‘‘Investor Indemnity Payment Amount’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clauses 3(c) and 6(e) and Clause 11(d) of the Supplement (and with reference to the calculations in Part 4, Clause 5.10(p) and 5.14(a) of the Schedule);

‘‘Investor Percentage’’ shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Fixed Investor Percentage Provided, however, that in respect of any Monthly Period when the Investor Interest is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Investor Percentage shall be zero;

‘‘Investor Servicing Fee Amount’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clauses 3(c) and 12(a) of the Supplement (and with reference to the calculations in Part 2 of the Schedule);

‘‘Investor Trustee Payment Amount’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clauses 3(c), 6(d) and 11(b) of the Supplement (and with reference to the calculations in Part 3 of the Schedule);

‘‘Issuer Costs Amount’’ shall mean, the amounts evidenced by an original invoice or certified to the Receivables Trustee as being required to pay the legal fees, fees, costs, charges, expenses, losses, damages, claims and liabilities of the Series 2007-1 Issuer accrued due and payable on any Distribution Date (including the legal fees, fees, costs, charges, expenses, losses, damages, claims and liabilities of the Note Trustee and any Receiver appointed pursuant to the Note Trust Deed for the Series 2007-1 Associated Debt or Deed of Charge for the Series 2007-1 Associated Debt) plus any such legal fees, fees, costs, charges, expenses, losses, damages, claims and liabilities remaining unpaid for previous Distribution Dates plus, in each case where relevant, VAT thereon;

‘‘Issuer Profit Amount’’ shall mean, with respect to any Distribution Date, an amount, rounded up to the nearest penny, equal to the product of: (a) a fraction, the numerator of which is the number of days in the relevant Calculation Period, and the denominator of which is 365, and (b) the aggregate Principal Amount Outstanding of the Notes, multiplied by (c) 0.01 per cent., per annum for the first £250,000,000 equivalent of the aggregate Principal Amount Outstanding of the Notes and 0.001 per cent., per annum for the remaining Principal Amount Outstanding.

‘‘Loan Note Issuer’’ shall mean Turquoise Funding 1 Limited, a company incorporated in Jersey and having its registered office at 26 New Street, St. Helier, Jersey, JE2 3RA Channel Islands;

‘‘Loan Note Issuer Costs Amount’’ shall mean, the amounts certified by the Security Trustee as being required to pay the legal fees, costs and expenses of the Loan Note Issuer accrued due and payable on any Distribution Date (including the fees, costs and expenses of the Security Trustee and any Receiver appointed pursuant to the Security Trust Deed) plus any such fees, costs and expenses remaining unpaid for previous Distribution Dates plus, in each case where relevant, VAT thereon;

‘‘Loan Note Issuer Return’’ shall mean, with respect to any Distribution Date, an amount equal to the fraction, rounded up to the nearest whole number equal to the product of: (A) a fraction, the numerator of which is the number of days in the relevant Calculation Period, and the denominator of which is 365, and (B) the product of £5000, or if greater, £5000 per Series Investor Interest;

‘‘Loss Make-Up (charge-offs)’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clause 3(c) and 6(d) of the Supplement (and with reference to the calculations in Part 4, Clause 5.10(h)(i), (j)(i) and (m)(i) of the Schedule) Provided, however, for the avoidance of doubt, such term shall include any Excess Principal Loss Make-Up (charge-offs) but shall not include any amount of Principal Loss Make-Up (charge-offs) distributed to the Series 2007-1 Investor Beneficiary;

‘‘Loss Make-Up (default)’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Part 2, Clause 3(c) and 6(d) of the Supplement (and with reference to the calculations in Part 4 Clause 5.10(g)(1), (i)(ii) and (l)(i)) Provided, however, for the avoidance of doubt, such term shall include any Excess Principal Loss Make-Up (default) but shall not include any amount of Principal Loss Make-Up (default) distributed to the Series 2007-1 Investor Beneficiary;

‘‘Material Adverse Effect’’ shall mean a material adverse effect on the interests of the Series 2007-1 Investor Beneficiary, which shall be construed to include the interests of any holders of Series 2007-1 Related Debt or the interests of any holders of Series 2007-1 Associated Debt;

‘‘Maximum Controlled Deposit Amount’’ shall mean for any Distribution Date the greater of (i) an amount equal to one-twelfth of the aggregate amount of (A) all the initial investor interests of all

Outstanding Issuance in Group One (excluding Companion Series as defined in a related Supplement and Series) that are notified by the Servicer to the Receivables Trustee as being reasonably expected to be in their revolving periods (disregarding, for this purpose, the amount of any non-reinstated charge-offs) and (B) the Series 2007-1 Initial Investor Interest and (ii) such other amount notified to the Receivables Trustee by the Beneficiaries provided that such other amount shall not be valid unless accompanied by an Officer’s Certificate of the Transferor that such greater amount has been approved by the Financial Services Authority as regulator of the Transferor or any successor thereby;

‘‘Minimum Aggregate Principal Receivables’’ shall mean, as of any date of determination, an amount equal to the sum of the numerators used in the calculation of the Investor Percentages for Principal Collections for all Outstanding Issuance on such date Provided, however, that with respect to any Outstanding Issuance in its controlled accumulation period with an Investor Interest as of such date of determination equal to the principal funding account balance (or equivalent) relating to such Outstanding Issuance, the numerator used in the calculation of the Investor Percentage for Principal Collections relating to such Outstanding Issuance shall, solely for the purpose of the definition of Minimum Aggregate Principal Receivables, be deemed to equal zero;

‘‘Minimum Transferor Interest’’ shall mean 6% of the Average Principal Receivables transferred during a period of thirty consecutive days by the Transferor. Provided, however, that the Transferor may reduce the Minimum Transferor Interest upon (i) 30 days’ prior notice to the Receivables Trustee and each Rating Agency, and any Enhancement Provider entitled to receive notice under its RTDSA Supplement; (ii) written confirmation from each Rating Agency that such reduction will not result in the reduction or withdrawal of the respective ratings of each Rating Agency for any outstanding Series 2007-1 Related Debt and (iii) delivery to the Receivables Trustee of an Officer’s Certificate stating that the Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Investor Beneficiary and any Series Provided further, however, that the Minimum Transferor Interest shall not at any time mean less than 2% of the Average Principal Receivables transferred during a period of thirty consecutive days by the Transferor.

‘‘Monthly Expenses Loan Agreement Amount’’ means, with respect to any Distribution Date, the amount equal to any monthly interest accrual and any scheduled principal repayment which are, in each case, due and payable including any amount outstanding in respect of any previous Distribution Dates, if any, on the Expenses Loan Agreement;

‘‘Monthly Expense Loan Amount’’ shall mean in respect of any Distribution Date an amount equal to the Monthly Expenses Loan Agreement Amount;

‘‘Monthly Period’’ shall have the meaning specified in the Receivables Trust Deed and Servicing Agreement, except that the first Monthly Period with respect to Series 2007-1 shall begin on and include the Closing Date and shall end on and include 31 July 2007;

‘‘Net Servicing Fee Rate’’ shall mean 0.8% per annum;

‘‘Note Trust Deed’’ shall have the meaning specified in the Series 2007-1 Associated Debt Prospectus;

‘‘Note Trustee’’ shall mean Law Debenture Trust Company of New York;

‘‘Other Series Documents’’ shall have the meaning specified in Clause 10(b) of the Supplement;

‘‘Payment Date’’ shall mean (a) with respect to any Finance Period ending during the Revolving Period or the Controlled Accumulation Period (until the Series 2007-1 Scheduled Redemption Date), the third Distribution Date following the preceding Payment Date or, in the case of the first Payment Date, 15 August 2007 or if such day is not a Business Day, the next succeeding Business Day and (b) with respect to any Finance Period ending during the Regulated Amortisation Period or the Rapid Amortisation Period, each Distribution Date;

‘‘Pay Out Commencement Date’’ shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Clause 6.1 of the Receivables Trust Deed and Servicing Agreement or a Series 2007-1 Pay Out Event is deemed to occur pursuant to Clause 6.2 of the Receivables Trust Deed and Servicing Agreement (as Clause 6.2 is set out in Part 6 of the Schedule);

‘‘Portfolio Adjusted Yield’’ shall mean, with respect to any Distribution Date commencing on and including the Distribution Date falling in August 2007, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Expense Rate from the Portfolio Yield for each Monthly Period;

‘‘Portfolio Yield’’ shall mean, with respect to any Monthly Period, the annualised percentage equivalent of a fraction,

(a)	the numerator of which is an amount equal to the sum of:

(i)	the amount of Finance Charge Collections distributed (by credit to the Series 2007-1 Finance Charge Collections Ledger) to the Series 2007-1 Investor Beneficiary for such Monthly Period (excluding any Collections in respect of Annual Fee Receivables contemplated by (ii) below), plus

(ii)	the amount, if any, distributed (by credit to the Series 2007-1 Finance Charge Collections Ledger) to the Series 2007-1 Investor Beneficiary with respect to any Collections in respect of Annual Fee Receivables for such Monthly Period, plus

(iii)	the amount of Acquired Interchange credited to the Series 2007-1 Finance Charge Collections Ledger and distributed to the Series 2007-1 Investor Beneficiary for such Monthly Period;

(iv)	the Principal Funding Investment Proceeds credited pursuant to Clause 5.19(b)(iii)(A) and 5.19(b)(iii)(B) on the Distribution Date related to such Monthly Period, plus

(v)	the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) credited pursuant to Clause 5.21(d) on the Distribution Date relating to such Monthly Period, plus

(vi)	the Reserve Investment Proceeds credited as Available Funds pursuant to Clause 5.21(b)(iii) on the Distribution Date relating to such Monthly Period, minus

(vii)	the Aggregate Investor Default Amount for such Monthly Period; and

(b)	the denominator of which is the Series 2007-1 Investor Interest as of the close of business on the last day of such Monthly Period;

‘‘Principal Funding Account’’ shall have the meaning set out in Clause 5.19(a)(i);

‘‘Principal Funding Account Balance’’ shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account and credited to the Series 2007-1 Principal Funding Ledger on such date of determination;

‘‘Principal Funding Investment Proceeds’’ shall mean, with respect to each Distribution Date with respect to the Controlled Accumulation Period or the first Distribution Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period (as applicable), the investment earnings on funds deposited in the Principal Funding Account and credited to the Series 2007-1 Principal Funding Ledger (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date;

‘‘Principal Funding Investment Shortfall’’ shall mean, with respect to each Distribution Date with respect to the Controlled Accumulation Period or the first Distribution Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period (as applicable), the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the aggregate of the Class A Covered Amount and the Class B Covered Amount determined as of such Distribution Date;

‘‘Principal Loss Make-Up (charge-off)’’ shall mean the amount distributed to the Series 2007-1 Investor Beneficiary from the Series 2007-1 Finance Charge Collections Ledger on a Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period pursuant to Clause 5.10(h)(ii), 5.10(j)(ii) and 5.10(m)(ii) and which will be considered to form part of the Class A Monthly Principal Amount, Class B Monthly Principal Amount or Class C Monthly Principal Amount, as the case may be Provided, however, for the avoidance of doubt, such term shall not include any Excess Principal Loss Make-Up (charge-offs);

‘‘Principal Loss Make-Up (default)’’ shall mean the amount distributed to the Series 2007-1 Investor Beneficiary from the Series 2007-1 Finance Charge Collections Ledger on a Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period pursuant to Clause 5.10(g)(2), 5.10(i)(ii) and 5.10(l)(ii) and which will be considered to form part of the Class A Monthly Principal Amount, Class B Monthly Principal Amount or Class C Monthly Principal Amount, as the case may be Provided, however, for the avoidance of doubt, such term shall not include any Excess Principal Loss Make-Up (default);

‘‘Qualified Institution’’ means an institution outside the United Kingdom which at all times has a short-term unsecured debt rating of at least A-1+ by Standard & Poor’s, and P-1 by Moody’s or an institution acceptable to each Rating Agency.

‘‘Quarterly Available Spread Percentage’’ means unless otherwise specified, with respect to the date falling three Business Days prior to a Distribution Date, an amount equal to the percentage sum of the average Portfolio Yield for the immediately preceding three Monthly Periods minus the average Expense Rate for the immediately preceding three Monthly Periods.

‘‘Rapid Amortisation Period’’ shall mean the period commencing on the Pay Out Commencement Date (other than a Pay Out Commencement Date resulting solely from a Regulated Amortisation Trigger Event) and ending on the earlier to occur of (a) the Series 2007-1 Termination Date and (b) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8 of the Receivables Trust Deed and Servicing Agreement;

‘‘Rating Agencies’’ shall mean Moody’s and Standard & Poor’s and ‘‘Rating Agency’’ shall mean either of them and shall include Fitch Ratings Limited if Fitch Ratings Limited is then rating the Series 2007-1 Associated Debt;

‘‘Rating Agency Condition’’ shall mean the notification in writing by each Rating Agency to the Transferor, the Servicer and the Receivables Trustee that an action will not result in such Rating Agency reducing or withdrawing its then existing rating of any outstanding Associated Debt with respect to which it is a Rating Agency;

‘‘Reallocated Class B Principal Collections’’ shall mean, with respect to any Distribution Date, Principal Collections calculated by reference to the Class B Investor Interest but which are to be applied as Finance Charge Collections in accordance with Part 4, Clause 5.16 in an amount not to exceed the product of:

(a)	the Class B Investor Percentage with respect to the Monthly Period relating to such Distribution Date; and

(b)	the Investor Percentage with respect to the Monthly Period relating to such Distribution Date; and

(c)	an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Distribution Date,

Provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any unreinstated Class B Investor Charge-Offs (but such that Class B Investor Charge-Offs shall not be reinstated to the extent of any Principal Loss Make-Up (charge-offs) identified on any previous Distribution Date pursuant to Clause 5.10(j)(ii) which are treated as part of the Class B Monthly Principal Amount) as of such Distribution Date;

‘‘Reallocated Class C Principal Collections’’ shall mean, with respect to any Distribution Date, Principal Collections calculated by reference to the Class C Investor Interest but which are to be applied as Finance Charge Collections in accordance with Part 4, Clause 5.15 in an amount not to exceed the product of:

(a)	the Class C Investor Percentage with respect to the Monthly Period relating to such Distribution Date; and

(b)	the Investor Percentage with respect to the Monthly Period relating to such Distribution Date; and

(c)	an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Distribution Date,

Provided, however, that such amount shall not exceed the Class C Investor Interest after giving effect to any unreinstated Class C Investor Charge-Offs (but such that Class C Investor Charge-Offs shall not be reinstated to the extent of any Principal Loss Make-Up (charge-offs) identified on any previous Distribution Date pursuant to Clause 5.10(m)(ii) which are treated as part of the Class C Monthly Principal Amount) as of such Distribution Date;

‘‘Record Date’’ shall mean, with respect to any Distribution Date and any Distribution Date, the last Business Day of the preceding Monthly Period;

‘‘Refunded Utilised Principal Collections’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clauses 3(c) and 6(d) of the Supplement (and with reference to the calculations in Part 4, Clause 5.10(j)(i), 5.10(m)(i), 5.15(e) and 5.16(e) of the Schedule);

‘‘Regulated Amortisation Period’’ shall mean the period commencing on the occurrence of a Regulated Amortisation Trigger Event, and ending on the earlier to occur of (i) the commencement of the Rapid Amortisation Period or (ii) the Series 2007-1 Termination Date;

‘‘Regulated Amortisation Trigger Event’’ shall have the meaning specified in Part 6 of the Schedule;

‘‘Related Debt’’ shall mean in respect of Series 2007-1, for the purposes of the definition thereof in the Master Definitions Schedule, the Series 2007-1 Related Debt;

‘‘Required Accumulation Factor Number’’ shall be equal to a fraction, rounded up to the nearest whole number the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Designated Accounts for the 12 months preceding the date of such calculation;

‘‘Required Reserve Amount’’ shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to:

(a)	the amount specified in the Series 2007-1 Prospectus Supplement/Final Terms; or

(b)	any other amount designated by the Transferor Beneﬁciary; provided that, the Transferor Beneficiary shall not designate an amount less than that speciﬁed in the relevant Prospectus Supplement/Final Terms unless it has ﬁrst provided the Servicer and the Receivables Trustee with (a) evidence that each Rating Agency has notiﬁed the Sponsor, the Servicer and the Receivables Trustee that such lesser amount will not result in that Rating Agency reducing or withdrawing its then existing rating of any outstanding Related Debt and (b) an ofﬁcer’s certiﬁcate to the effect that, based on the facts known to that ofﬁcer at that time, in the reasonable belief of the Transferor Beneﬁciary, the designation will not cause a Pay Out Event to occur or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur.

‘‘Required Retained Principal Collections’’ shall mean those Principal Collections retained in the undivided Principal Collections Ledger each month calculated by reference to the Required Retained Principal Collections Percentage, that can be utilised, if needed, as Utilised Required Retained Principal Collections;

‘‘Required Retained Principal Collections Percentage’’ shall mean either (a) with respect to any Monthly Period commencing during the Revolving Period, a percentage equal to the aggregate of the Class B Floating Investor Percentage and the Class C Floating Investor Percentage for such Monthly Period, or (b) with respect to any Monthly Period commencing after the end of the Revolving Period, a percentage equal to the aggregate of the Class B Fixed Investor Percentage and the Class C Fixed Investor Percentage for such Monthly Period;

‘‘Required Spread Account Amount’’ will be determined on each Determination Date, and shall mean the product of (i) the Spread Account Percentage in effect on such date and (ii) the Series 2007-1 Initial Investor Interest Provided, that in no event will the Required Spread Account Amount exceed the Class C Debt Amount (after taking into account any payments to be made on the related Distribution Date);

‘‘Reserve Account’’ shall have the meaning specified in Clause 5.21(a)(i);

‘‘Reserve Account Funding Date’’ shall mean the Distribution Date in the Monthly Period occurring 3 months prior to the commencement of the Controlled Accumulation Period;

‘‘Reserve Account Surplus’’ shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account and credited to the Series 2007-1 Reserve Account Ledger exceeds the Required Reserve Amount;

‘‘Reserve Account Surplus Amount’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Part 2, Clause 3(c), 6(d)(iii) and 11(d) of the Supplement (and with reference to the calculations in Part 5, Clause 5.21(d) and (e) of the Schedule);

‘‘Reserve Draw Amount’’ shall have the meaning specified in Clause 5.21(c);

‘‘Reserve Investment Proceeds’’ shall mean, with respect to each Distribution Date the investment earnings on funds in the Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date;

‘‘Retained Principal Collections’’ shall mean, with respect to any Monthly Period, the aggregate amount credited to the Undivided Principal Collections Ledger for such Monthly Period pursuant to Clause 5.5(a)(ii)(A) or deposited in the Principal Funding Account and credited to the relevant Series’ Principal Funding Ledger pursuant to Clause 5.5(a)(ii)(B), 5.5(b)(ii) or deposited in the Principal Funding Account and credited to the relevant Series’ Principal Funding Ledger pursuant to Clause 5.5(b)(iii) and 5.5(c)(ii)(A) or deposited in the Principal Funding Account and credited to the relevant Series’ Principal Funding Ledger pursuant to Clause 5.5(c)(ii)(B) (as the case may be) in each case, as applicable to such Monthly Period;

‘‘Revolving Period’’ shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date;

‘‘Schedule’’ shall mean the Schedule to this Supplement;

‘‘Security Trustee’’ shall mean Law Debenture Trust Company of New York in its capacity as Security Trustee under the Security Trust Deed;

‘‘Security Trust Deed’’ shall mean the security trust deed dated on or about the Closing Date and entered into by the Loan Note Issuer and the Security Trustee;

‘‘Series 2007-1 Associated Debt’’ shall mean the Class A Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

‘‘Series 2007-1 Associated Debt Prospectus’’ shall mean the approved listing particulars for a listing on the London Stock Exchange of the Series 2007-1 Associated Debt dated 22 June 2007;

‘‘Series 2007-1 Finance Charge Collections Ledger’’ shall mean the sub-ledger in the Trustee Collection Account held on a segregated bare trust for the sole benefit of the Investor Beneficiary, in respect of Series 2007-1;

‘‘Series 2007-1 Initial Investor Interest’’ shall mean £250,941,029;

‘‘Series 2007-1 Investor Beneficiary’’ means Turquoise Funding 1 Limited, a company incorporated in Jersey and having its registered office at 6 New Street, St. Helier, Jersey, JE2 3RA Channel Islands;

‘‘Series 2007-1 Investor Interest’’ shall mean, on any date of determination, an amount equal to the Series 2007-1 Initial Investor Interest as reduced by the aggregate of:

(a)	Principal Collections, (but excluding, for the avoidance of doubt, amounts expressed to be treated as such for the purpose of the calculations set out in the Schedule) distributed to the Series 2007-1 Investor Beneficiary in respect of Series 2007-1 (with the effect that the aggregate amount of the Series 2007-1 Investor Beneficiary’s beneficial entitlement in the Undivided Bare Trust and the Series 2007-1 Investor Beneficiary’s Segregated Bare Trust in respect of Series 2007-1 is reduced) prior to such date (but for the avoidance of doubt, the distribution and transfer of amounts representing principal from the Undivided Bare Trust to the Series 2007-1 Investor Beneficiary’s Segregated Bare Trust shall not be treated as a payment of principal to the Series 2007-1 Investor Beneficiary);

(b)	Principal Collections used by the Series 2007-1 Investor Beneficiary in respect of Series 2007-1 as Utilised Required Retained Principal Collections as reduced by the aggregate of that part of the Additional Consideration paid by the Series 2007-1 Investor Beneficiary in accordance with Clause 3(c) identified as ‘‘Refunded Utilised Principal Collections’’;

(c)	Investor Default Amounts as reduced by the aggregate of that part of the Additional Consideration paid by the Series 2007-1 Investor Beneficiary in accordance with Clause 3(c) identified as ‘‘Loss Make-Up (default)’’ referable to Series 2007-1 and the amount of any Investor Charge-Offs identified on any Distribution Date in respect of such Investor Default Amounts; and

(d)	Investor Charge-Offs as reduced by the aggregate of that part of the Additional Consideration paid by the Series 2007-1 Investor Beneficiary in accordance with Clause 3(c) as ‘‘Loss Make-Up (charge-off)’’ (excluding, for the avoidance of doubt, any Investor Default Amounts as reduced by the aggregate of that part of the Additional Consideration paid by the Series 2007-1 Investor Beneficiary in accordance with Clause 3(c) as ‘‘Loss Make-Up (default)’’);

all calculated as at that date;

‘‘Series 2007-1 Finance Charge Collections Ledger’’ shall mean the sub-ledger in the Finance Charge Collections Ledger established in respect of the Trustee Collection Account for the benefit of Series 2007-1 pursuant to Clause 5.1(c) and recording amounts held on a segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of Series 2007-1;

‘‘Series 2007-1 Issuer’’ shall mean Sherwood Castle Funding Series 2007-1 plc as issuer of the Associated Debt and its successors and assigns as beneficial holder of the Series 2007-1 Related Debt;

‘‘Series 2007-1 Loan Note Certificates’’ shall mean the certificates issued by the Loan Note Issuer evidencing the Series 2007-1 Related Debt;

‘‘Series 2007-1 Pay Out Event’’ shall have the meaning specified in Part 6 of the Schedule;

‘‘Series 2007-1 Principal Funding Ledger’’ means a ledger in the Principal Funding Account regarding amounts held on a segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of Series 2007-1;

‘‘Series 2007-1 Related Debt’’ shall mean each of the Class A Loan Note, the Class B Loan Note and the Class C Loan Note issued by the Loan Note Issuer pursuant to a supplement to the Security Trust Deed as constituting Series 2007-1 with the rights and priorities between such loan notes as set out therein;

‘‘Series 2007-1 Relevant Documents’’ shall have the meaning specified in Clause 10(b)(i) of the Supplement;

‘‘Series 2007-1 Reserve Account Ledger’’ means the ledger established in respect of the Reserve Account recording amounts on segregated bare trust for the sole benefit of the Loan Note Issuer in respect of Series 2007-1;

‘‘Series 2007-1 Scheduled Redemption Date’’ shall mean the Distribution Date falling in 15 June 2010;

‘‘Series 2007-1 Servicing Fee Amount’’ shall have the meaning specified in paragraph (a)(iii) of Part 2 of the Schedule;

‘‘Series 2007-1 Supplement’’ means this Deed;

‘‘Series 2007-1 Termination Date’’ shall mean the earlier to occur of (a) the Distribution Date on which the Series 2007-1 Investor Interest is reduced to zero and is not capable of reinstatement pursuant to the Receivables Trust and Servicing Agreement as supplemented by the Series 2007-1 Supplement, or (b) the Distribution Date falling in June 2012;

‘‘Series 2007-1 Trustee Fee’’ shall mean an amount payable in twelve equal instalments in respect of the fees of the Receivable Trustee allocable to Series 2007-1;

‘‘Series Loan Note Issuer Account’’ shall mean a bank account held at a bank in Jersey in the name of the Loan Note Issuer to be used for the purpose of receiving amounts distributable from the Receivables Trust to the Loan Note Issuer as Series 2007-1 Investor Beneficiary;

‘‘Series Principal Shortfall’’ shall mean with respect to any Distribution Date, the excess, if any, of:

(a)	(i)	with respect to any Distribution Date during the Controlled Accumulation Period or the Regulated Amortisation Period, the Controlled Deposit Amount for such Distribution Date; and

(ii)	with respect to any Distribution Date during the Rapid Amortisation Period, the Series 2007-1 Investor Interest;

Over

(b)	the Retained Principal Collections for the related Monthly Period plus the aggregate amount of Principal Loss Make-Up (defaults) and Principal Loss Make-Up (charge-offs) for the related Monthly Period minus the Reallocated Class B Principal Collections and the Reallocated Class C Principal Collections for such Distribution Date;

‘‘Servicer Interchange Amount’’ shall have the meaning specified in Part 2, paragraph (a)(ii);

‘‘Servicing Fee Rate’’ shall mean 0.8% per annum Adjusted Investor Interest of each Series;

‘‘Shared Monthly Principal Payment’’ shall mean with respect to any Monthly Period, for all Outstanding Issuance which is in an Amortisation Period or an Accumulation Period, the sum of:

(a)	the controlled or regulated deposit amount for the related Distribution Date for any Outstanding Issuance in a controlled accumulation period or regulated amortisation period;

(b)	the relevant Investor Interest as of the end of the prior Monthly Period taking into account any payments to be made on the following Distribution Date for any Outstanding Issuance in a rapid amortisation period; and

(c)	such other amounts as may be specified in the related Series Supplements for all Outstanding Issuance;

‘‘Series Servicing Fee’’ shall have the meaning specified in paragraph (a)(iii) of Part 2 of the Schedule;

‘‘Shared Principal Collections’’ shall mean, as the context may require, either;

(a)	the amount of Principal Collections calculated for Series 2007-1 which may be applied to the series principal shortfall (or equivalent) with respect to other Outstanding Issuance in Group One; or

(b)	the amounts of Principal Collections calculated in respect of other Outstanding Issuance in Group One which the applicable supplements for such Series specify are to be treated as ‘‘Shared Principal Collections’’ and which may be applied and distributed to the Series 2007-1 Investor Beneficiary to cover the Series Principal Shortfall with respect to Series 2007-1;

‘‘Spread Account’’ shall have the meaning specified in Part 4, Clause 5.18(a);

‘‘Spread Account Percentage’’ shall be determined on each Determination Date in line with the Quarterly Available Spread Percentage or the Quarterly Express Spread Percentage on that date under the Series 2007-1 Prospectus Supplement/Final Terms.

‘‘Spread Account Surplus’’ shall mean, with respect to any Distribution Date, the amount, if any, by which the Available Spread Account Amount exceeds the Required Spread Account Amount;

‘‘Spread Account Surplus Amount’’ shall mean a constituent element of any payment of Additional Consideration paid by the Series 2007-1 Investor Beneficiary to the Receivables Trustee in the circumstances and manner set out in Clauses 3(c), 6(d) and 11(c) of the Supplement (and with reference to the calculations in Part 4, Clause 5.18(l) and (m) of the Schedule);

‘‘Supplement’’ shall mean this Series 2007-1 Supplement;

‘‘Supplemental Trust Deed’’ shall mean the Series 2007-1 Supplement to the Security Trust Deed dated on or about the date hereof between inter alios the Loan Note Issuer, the Security Trustee and the Class A Loan Note Holder, the Class B Loan Note Holder and the Class C Loan Note Holder (as defined therein);

‘‘Sterling Equivalent’’ means the amount specified, converted at the currency exchange rate specified in the relevant Swap Agreement or Swap Agreements for each Class or Series of Series 2007-1 Associated Debt, as applicable;

‘‘Swap Agreement’’ shall mean (i) in respect of Class A, the Class A Swap Agreement, (ii) in respect of Class B, the Class B Swap Agreement, and (iii) in respect of Class C, the Class C Swap Agreement;

‘‘Swap Counterparty’’ shall mean, in the case of Series 2007-1, HSBC Bank plc in its capacity as counterparty in respect of the Swap Agreements and its successors and assigns;

‘‘TARGET system’’ means the Trans-European Automated Real-time Gross Settlement Express Transfer system;

‘‘Termination Date’’ shall mean with respect to Series 2007-1, for the purposes of the definition thereof in the Master Definitions Schedule, the Series 2007-1 Termination Date;

‘‘Total Withdrawal Amount’’ shall have the meaning specified in Clause 5.18(d)(ii)(A); and

‘‘Utilised Required Retained Principal Collections’’ means amounts utilised as Reallocated Class C Principal Collections or (as the case may be) Reallocated Class B Principal Collections.

Calculations and Information

Each month the Receivables Trustee will deliver to the Series 2007-1 Investor Beneficiary calculations and information regarding the Receivables Trust, trust allocations and distributions and movements of monies and credits to ledgers between or in respect of the undivided trust and the segregated bare trusts. The calculations, ledgers and information to be provided are set out in Parts 2 through 4 (inclusive) of this Schedule to the Series 2007-1 Supplement.

Part 2

Servicing Compensation, Acquired Interchange

The provisions of this Part 2 of this Schedule set out:

•	the method of calculating what part of the amounts credited to the Series 2007-1 Finance Charge Collections Ledger for any Monthly Period may be applied on the related Distribution Date in satisfying the obligations of the Series 2007-1 Investor Beneficiary (under Clause 9.2(b) of the Receivables Trust Deed and Servicing Agreement) to make payments to the Receivables Trustee on the related Distribution Date in order to reimburse the Receivables Trustee in whole or in part for amounts paid or payable by the Receivables Trustee in respect of Servicing Fees; and

•	certain transfers and payments to be made in satisfaction of the obligations referred to in the preceding paragraph.

The said provisions are without prejudice to the beneficial entitlement of the Series 2007-1 Investor Beneficiary to all amounts credited to the Series 2007-1 Finance Charge Collections Ledger, as such entitlement is set out in the other provisions of the Receivables Trust Deed and Servicing Agreement and of this Supplement.

(a)

(i)	Pursuant to Clause 9.2(b) of the Receivables Trust Deed and Servicing Agreement the share of the Servicing Fee in respect of which the Receivables Trustee is entitled to be reimbursed by Series 2007-1 with respect to each Distribution Date (the ‘‘Investor Servicing Fee Amount’’) shall be calculated to be an amount equal to one-twelfth of the product of (1) the Servicing Fee Rate and (2) the weighted average of the Series 2007-1 Investor Interest on each day of the Monthly Period preceding the relevant Distribution Date Provided however, that with respect to the first Distribution Date, the Investor Servicing Fee Amount shall be adjusted pro-rata (the amount of the Investor Servicing Fee Amount, for the avoidance of doubt, to be inclusive of VAT thereon, if any).

(ii)	The portion of the Investor Servicing Fee allocable to the Series 2007-1 Investor Beneficiary in respect of the Series 2007-1 Investor Interest with respect to any Distribution Date (the ‘‘Series Servicing Fee’’) shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the weighted average of the Series 2007-1 Investor Interest on each day of the prior Monthly Period.

Any payments made pursuant to or by reference to this paragraph (a) shall satisfy the obligations of the Series 2007-1 Investor Beneficiary to make payments to the Receivables Trustee as set out in Clause 11(a) of the Supplement.

(b)	Except as specifically provided in paragraph (a) of this Part 2 above, the Servicing Fee not being reimbursed by funds allocated to or received from Series 2007-1 shall be paid by the cash flows from the Receivables Trust allocated to the Transferor Beneficiary and other Outstanding Issuance (as provided in the related Supplements), and for the avoidance of doubt, in no event shall either:

(i)	the Series 2007-1 Investor Beneficiary be liable to pay any Servicing Fees to the Servicer; or

(ii)	the Receivables Trust or the Receivables Trustee be liable for any Servicing Fees in amounts exceeding the aggregate of:

(1)	the amounts referred to in paragraph (a)(i) above; and

(2)	the cash flows referred to in this paragraph (b) to the extent that the same are available for the purpose of reimbursing the Receivables Trustee in respect of the Servicing Fees payable by it.

The Servicing Fee allocable to Series 2007-1 will be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Part 4, Clause 5.10(f) and (after taking into account any Reallocated Class B Principal Collections and any Reallocated Class C Principal Collections);

(c)	Pursuant to Clause 5.2(b)(viii) of the Receivables Trust Deed and Servicing Agreement, following the Transferor having notified the Receivables Trustee and the Servicer, on or prior to each Distribution Date, of the Investor Acquired Interchange Amount for the Monthly Period preceding such Distribution Date, the Receivables Trustee acting on the advice of the Servicer shall calculate the portion of such Investor Acquired Interchange Amount allocable to Series 2007-1 with respect to such Monthly Period, as described in this Clause as follows:

(i)	an amount equal to the product of (A) the Investor Acquired Interchange Amount paid or payable with respect to such Monthly Period and (B) the Floating Investor Percentage; and

(ii)	on each Distribution Date, following the Transferor having paid the Investor Acquired Interchange Amount to the Receivables Trustee by making a deposit in the Trustee Collection Account in accordance with the Receivables Securitisation Deed, the Receivables Trust Deed and Servicing Agreement and the letter supplementing servicing provisions dated 26 October 2006, the Receivables Trustee shall credit to the Series 2007-1 Finance Charge Collections Ledger, in immediately available funds, the portion of Investor Acquired Interchange Amount allocable to Series 2007-1 with respect to the preceding Monthly Period.

(d)	In the event that the Series 2007-1 Investor Beneficiary incurs any liability to account to HM Revenue & Customs for VAT under Section 8 of the VATA in respect of the Servicer Interchange Amount, the Series Servicing Fee:

(i)	each of the said amounts payable by the Series 2007-1 Investor Beneficiary shall be reduced from its original amount (X) to an amount (Y) such that Y plus the amount of VAT accountable under the said Section 8 in relation to Y is equal to X; and

(ii)	where any funds are transferred to the Receivables Trustee in respect of any of the said amounts pursuant to, or as described in, this Part of this Schedule:

(1)	notwithstanding (i) above, the amount to be so transferred shall continue to be amount Y plus the amount of VAT accountable under the said Section 8 in relation to Y; and

(2)	the Receivables Trustee shall receive the amount of the VAT accountable under the said Section 8 in relation to Y by the Series 2007-1 Investor Beneficiary and shall pay the said amount to HM Revenue & Customs in satisfaction of the Series 2007-1 Investor Beneficiary’s liability to so account for such VAT.

Part 3

Trustee Payment Amount

Trustee Payment Amount

(a)	On each Distribution Date the Receivables Trustee shall be entitled to receive Additional Consideration pursuant to Clause 7.15 of the Receivables Trust Deed and Servicing Agreement paid by the Series 2007-1 Investor Beneficiary. The share of the Aggregate Trustee Payment Amount allocable to Series 2007-1 with respect to such Distribution Date (the ‘‘Trustee Payment Amount’’) shall be equal to the product of (1) a fraction, the numerator of which is the Series 2007-1 Investor Interest as of the last day of the Monthly Period preceding such Distribution Date and the denominator of which is the aggregate of the investor interests of each Series in respect of which such Aggregate Trustee Payment Amount was incurred and (2) the relevant Aggregate Trustee Payment Amount as has been certified to the Servicer by the end of any Monthly Period as being accrued due and payable in respect of such Monthly Period plus an amount equal to one-twelfth of the annual Series 2007-1 Trustee Fee to the extent accrued due and payable on such Distribution Date;

(b)	Except as specifically provided in paragraph (a) of this Part 3 above, the Aggregate Trustee Payment Amount not allocated to Series 2007-1 shall be paid by the cash flows from the Receivables Trust allocated to other Outstanding Issuance (as provided in the related Supplements), and, for the avoidance of doubt, in no event shall the Receivables Trust or Series 2007-1 be liable herefore. The Aggregate Trustee Payment Amount allocable to Series 2007-1 will be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Part 4, Clause 5.10(a) (for the avoidance of doubt, taking into account the Reallocated Class B Principal Collections and the Reallocated Class C Principal Collections).

Part 4
Addition to Clause 5 of the Receivables Trust Deed and
Servicing Agreement

5.4	Series 2007-1 Finance Charge Collections Ledger

(a)	The Receivables Trustee shall establish a ledger within the Trustee Collection Account held for the Series 2007-1 Investor Beneficiary entitled ‘‘Series 2007-1 Finance Charge Collections Ledger’’. The Receivables Trustee shall hold all amounts allocated to the Series 2007-1 Finance Charge Collections Ledger on a Segregated Bare Trust for the benefit of the Series 2007-1 Investor Beneficiary. The Receivables Trustee shall, from time to time, promptly upon their identification, credit amounts held in the Trustee Collection Account which are identified in accordance with Clause 5.2(b) as representing Finance Charge Collections and Acquired Interchange to the Series 2007-1 Finance Charge Collections Ledger as provided in Clause 5.5. The Series 2007-1 Investor Beneficiary shall at all times be entitled to make demand for all or any portion of the monies held on any of the bare trusts referred to in this Clause 5.4(a). Any monies not so demanded shall be distributed in accordance with the terms of the Receivables Trust Deed and Servicing Agreement and this Supplement.

(b)	The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all amounts credited from time to time to the Series 2007-1 Finance Charge Collections Ledger and in all proceeds thereof.

(c)	The Receivables Trustee at all times shall maintain accurate records reflecting the Series 2007-1 Finance Charge Collections Ledger and each debit or credit recorded therein.

5.5	Calculations and Distributions

(a)	Calculations and Distributions During the Revolving Period

During the Revolving Period, the Receivables Trustee, acting on the advice of the Servicer, shall, prior to the close of business on each Relevant Date (including, for the avoidance of doubt, each Distribution Date) on which amounts are deposited in the Trustee Collection Account effect the transfers detailed below in this Clause 5.5(a):

(i)	distribute to the Series 2007-1 Investor Beneficiary by crediting to the Series 2007-1 Finance Charge Collections Ledger:

(A)	in relation to Finance Charge Collections deposited in the Trustee Collection Account on such Relevant Date, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period in which such Finance Charge Collections arise and (2) the aggregate amount of such Finance Charge Collections processed on the related Date of Processing; and

(B)	in relation to Acquired Interchange transferred to the Trustee Collection Account, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period preceding that in which such Distribution Date falls and (2) the aggregate amount of Acquired Interchange deposited in the Trustee Collection Account on such Distribution Date, in each case to be applied in accordance with Clause 5.10.

(ii)	In relation to Principal Collections deposited in the Trustee Collection Account on such Relevant Date, an amount equal to the product of (A) the Floating Investor Percentage for the Monthly Period in which such Principal Collections arise and (B) the aggregate amount of such Principal Collections, shall be applied as follows:

(A)	an amount equal to the product of (1) the Required Retained Principal Collections Percentage for the Monthly Period in which such Principal Collections arise and (2) the aggregate amount of such Principal Collections, shall be retained in the undivided Principal Collections Ledger as ‘‘Required Retained Principal Collections’’ to be utilised on a Distribution Date in accordance with Clauses 5.15 and 5.16;

(B)	an amount equal to the product of (1) a percentage equal to 100 per cent. Less the Required Retained Principal Collections Percentage and (2) the aggregate amount of such Principal Collections, shall be retained in the undivided Principal Collections Ledger as Group One Retained Principal Collections, such amount, if any, to be applied as Shared Principal Collections (to the extent of funds available) in accordance with Clause 5.17; and

(C)	once the applications detailed in (A) and (B) above have been made, all remaining Principal Collections (if any) credited to the Principal Collections Ledger on such Relevant Date will be transferred to the Trustee Investment Account to be utilised as Cash Available for Investment in accordance with Clause 5.6(a).

(iii)	On each Distribution Date, amounts deposited to the Trustee Collection Account and credited to and retained in the undivided Principal Collections Ledger during the related Monthly Period shall be applied as follows:

(a)	an amount equal to the Required Retained Principal Collections not utilised as Utilised Required Retained Principal Collections or as Shared Principal Collections, shall be utilised as Cash Available for Investment on such Distribution Date in accordance with Clause 5.6(a);

(b)	an amount equal to amounts credited to the undivided Principal Collections Ledger as Group One Retained Principal Collections not utilised as Shared Principal Collections shall be utilised as Cash Available for Investment on such Distribution Date in accordance with Clause 5.6(a);

(b)	Calculations and Distributions During the Controlled Accumulation Period

During the Controlled Accumulation Period, the Receivables Trustee, acting on the advice of the Servicer, shall, prior to the close of business on the Relevant Date (including, for the avoidance of doubt, each Distribution Date) on which amounts are deposited in the Trustee Collection Account effect the transfers and matters detailed below in this Clause 5.5(b).

(i)	distribute to the Series 2007-1 Investor Beneficiary by crediting to the Series 2007-1 Finance Charge Collections Ledger:

(A)	in relation to Finance Charge Collections deposited in the Trustee Collection Account on such Relevant Date, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period in which such Finance Charge Collections arise and (2) the aggregate amount of Finance Charge Collections processed on the relevant Date of Processing; and

(B)	in relation to Acquired Interchange transferred to the Trustee Collection Account, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period preceding that in which the relevant Distribution Date falls and (2) the aggregate amount of Acquired Interchange transferred to the Trustee Collection Account on such Distribution Date, in each case to be applied in accordance with Clause 5.10.

(ii)	An amount equal to the product of (A) the Required Retained Principal Collections Percentage for the Monthly Period in which such Principal Collections arise, (B) the Fixed Investor Percentage for the Monthly Period in which such Principal Collections arise and (C) the aggregate amount of Principal Collections processed on the relevant Date of Processing shall be retained in the undivided Principal Collections Ledger of the Trustee Collection Account for application in accordance with Clauses 5.15 and 5.16 on the Distribution Date for such Monthly Period.

(iii)	An amount equal to the product of (A) a percentage equal to the Fixed Investor Percentage for the Monthly Period in which such Principal Collections arise, (B) a percentage equal to 100 per cent. Less the Required Retained Principal Collections Percentage and (C) the aggregate amount of Principal Collections processed on the relevant Date of Processing:

(1)	first, shall be retained in the undivided Principal Collections Ledger as Group One Retained Principal Collections representing Series 2007-1’s pro rata share of the Daily Principal Shortfall up to an amount equal to the Series 2007-1’s pro rata share of the Daily Principal Shortfall on the Relevant Date to be utilised in accordance with Clause 5.11(b); then

(2)	secondly, any excess shall be utilised as Cash Available for Investment in accordance with Clause 5.6(b).

(iv)	on each Distribution Date, amounts deposited in the Trustee Collection Account and credited to and retained in the undivided Principal Collections Ledger during the related Monthly Period shall be applied as follows:

(1)	an amount equal to Required Retained Principal Collections not utilised as Utilised Required Retained Principal Collections or as part of the Controlled Deposit Amount or as Shared Principal Collections, shall be utilised as Cash Available for Investment on such Distribution Date in accordance with Clause 5.6(b);

(2)	an amount equal to amounts credited to the undivided Principal Collections Ledger as Group One Retained Principal Collections not utilised as part of the Controlled Deposit Amount or Shared Principal Collections shall be utilised as Cash Available for Investment on such Distribution Date in accordance with Clause 5.6(b).

(c)	Calculations and Distributions During the Regulated Amortisation Period

During the Regulated Amortisation Period, the Receivables Trustee, acting on the advice of the Servicer, shall, prior to the close of business on the Relevant Date (including for the avoidance of doubt, each Distribution Date) on which amounts are deposited in the Trustee Collection Account effect the transfers detailed below in this Clause 5.5(c):

(i)	distribute to the Series 2007-1 Investor Beneficiary by crediting to the Series 2007-1 Finance Charge Collections Ledger:

(A)	in relation to Finance Charge Collections deposited in the Trustee Collection Account on such Relevant Date, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period in which such Finance Charge Collections arise and (2) the aggregate amount of such Finance Charge Collections processed on the relevant Date of Processing; and

(B)	in relation to Acquired Interchange transferred to the Trustee Collection Account, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period preceding that in which such Distribution Date falls and (2) the aggregate amount of Acquired Interchange deposited in the Trustee Collection Account on such Distribution Date, in each case to be applied in accordance with Clause 5.10.

(ii)	in relation to Principal Collections deposited in the Trustee Collection Account on such Relevant Date, an amount equal to the product of (A) the Fixed Investor Percentage for the Monthly Period in which such Principal Collections arise and (B) the aggregate amount of such Principal Collections, shall be applied as follows:

(A)	an amount equal to the product of (1) the Required Retained Principal Collections Percentage for the Monthly Period in which such Principal Collections arise and (2) the aggregate amount of such Principal Collections, shall be retained in the undivided Principal Collections Ledger as ‘‘Required Retained Principal Collections’’ to be utilised on a Distribution Date in accordance with Clauses 5.15 and 5.16;

(B)	an amount equal to (1) a percentage equal to 100 per cent. Less the Required Retained Principal Collections Percentage and (2) the aggregate amount of such Principal Collections shall be retained in the undivided Principal Collections Ledger as Group One Retained Principal Collections, such amount, if any, to be applied as Shared Principal Collections (to the extent of funds available) in accordance with Clause 5.17; and

(C)	once the applications or retentions detailed in (A) and (B) above have been made, all further Principal Collections (if any) credited to the undivided Principal Collections Ledger on such Relevant Date will be utilised as Cash Available for Investment in accordance with Clause 5.6.

(iii)	On each Distribution Date, amounts deposited to the Trustee Collection Account and credited to the undivided Principal Collections Ledger during the related Monthly Period shall be applied as follows:

(a)	an amount equal to the Required Retained Principal Collections not utilised as Utilised Required Retained Principal Collections or as part of the Controlled Deposit Amount or as Shared Principal Collections, shall be utilised as Cash Available for Investment on such Distribution Date in accordance with Clause 5.6;

(b)	an amount equal to amounts credited to the undivided Principal Collections Ledger as Group One Retained Principal Collections not utilised as part of the Controlled Deposit Amount or Shared Principal Collections shall be utilised as Cash Available for Investment on such Distribution Date in accordance with Clause 5.6.

(d)	Calculations and Distributions During the Rapid Amortisation Period

During the Rapid Amortisation Period, the Receivables Trustee, acting on the advice of the Servicer, shall, prior to the close of business on the Relevant Date (including for the avoidance of doubt, each Distribution Date) on which amounts are deposited in the Trustee Collection Account effect the transfers detailed below in this Clause 5.5(d):

(i)	Distribute to the Series 2007-1 Investor Beneficiary by crediting to the Series 2007-1 Finance Charge Collections Ledger:

(A)	in relation to Finance Charge Collections deposited in the Trustee Collection Account on such Relevant Date, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period in which such Finance Charge Collections arise and (2) the aggregate amount of such Finance Charge Collections processed on the relevant Date of Processing; and

(B)	in relation to Acquired Interchange transferred to the Trustee Collection Account, an amount equal to the product of (1) the Floating Investor Percentage for the Monthly Period in which such Distribution Date falls and (2) the aggregate amount of the Investor Acquired Interchange Amount deposited in the Trustee Collection Account on such Distribution Date, in each case to be applied in accordance with Clauses 5.10.

(ii)	In relation to Principal Collections deposited in the Trustee Collection Account on such Relevant Date, an amount equal to the product of (A) the Fixed Investor Percentage for the Monthly Period in which such Principal Collections arise and (B) the aggregate amount of such Principal Collections, such amount to be applied as follows:

(A)	an amount equal to the product of (1) the Required Retained Principal Collections Percentage for the Monthly Period in which such Principal Collections arise and (2) the aggregate amount of such Principal Collections credited to the undivided Principal Collections Ledger, shall be retained in the undivided Principal Collections Ledger for application as ‘‘Required Retained Principal Collections’’; and

(B)	an amount equal to the product of (1) 100 per cent. Less the Required Retained Principal Collections Percentage and (2) the aggregate amount of such Principal Collections credited to the undivided Principal Collections Ledger, shall be retained in the undivided Principal Collections Ledger as Group One Retained Principal Collections representing Series 2007-1’s pro rata share of the Daily Principal Shortfall up to an amount equal to Series 2007-1’s pro rata share of the Daily Principal Shortfall in the Relevant Date Provided, however, that the aggregate of the amounts retained in the undivided Principal Collections Ledger pursuant to Clause 5.5(d)(ii)(A) and this Clause 5.5(d)(ii)(B) for any Monthly Period shall not exceed the Series 2007-1 Investor Interest as of the close of business on the last day of the prior Monthly Period taking into account any adjustments to be made on the related Distribution Date and any distributions to be made on the related Distribution Date and any Utilised Required Retained Principal Collections on such related Distribution Date relating to the Monthly Period during which such amount is retained.

(e)	Credits to Ledgers

With respect to Series 2007-1, and notwithstanding anything in the Receivables Trust Deed and Servicing Agreement or this Supplement to the contrary, the Servicer will only be required to make credits in the relevant ledger in the Trust Accounts in respect of Collections deposited in the Trustee Collection Account and then transferred to the relevant ledgers, up to the required amount to be credited to any such ledger.

(f)	Controlled Accumulation Period

The Controlled Accumulation Period is scheduled to commence at the close of business on the day prior to the first Business Day of May 2008 Provided, however, that, if the Controlled Accumulation Period Length (determined as described in this Clause 5.5(f)) is less than 12 months, the date on which the Controlled Accumulation Period actually commences shall be delayed to the first Business Day of the month that is the number of months prior to the Series 2007-1 Scheduled Redemption Date at least equal to the Controlled Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length.

On the Determination Date immediately preceding the Distribution Date in May 2008 and on each Determination Date thereafter until the Controlled Accumulation Period actually begins, the Servicer will determine the ‘‘Controlled Accumulation Period Length’’ which will equal the lowest number of months such that the sum of the Controlled Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; Provided, however, that the Controlled Accumulation Period Length will not be less than one month and Provided further that the Controlled Accumulation Period Length shall equal the lowest number of months such that the product of the Controlled Accumulation Period Length and the Controlled Deposit Amount taking into consideration the Maximum Controlled Deposit Amount would be equal to or greater than the Initial Investor Interest.

5.6	Cash Available for Investment

(a)	Cash Available for Investment During the Revolving Period

During the Revolving Period immediately following the allocations in Clause 5.5(a) and on the Closing Date the Receivables Trustee shall regard as Cash Available for Investment (avoiding any double-counting) each of (i) the amounts paid to the Trustee Investment Account on the Closing Date pursuant to Clause 3(b) of the Supplement, (ii) the amounts deposited in the Trustee Investment Account as contemplated by Clause 6(d)(i) of the Supplement and (iii) the amount standing to the credit of the undivided Principal Collections Ledger which has been identified pursuant to Clause 5.5(a)(ii)(C) and 5.5(a)(iii) to be so applied.

Such Cash Available for Investment shall be utilised in accordance with Clause 5.2(c) of the Receivables Trust Deed and Servicing Agreement.

(b)	Cash Available for Investment During the Controlled Accumulation Period or the Regulated Amortisation Period

(i)	During the Controlled Accumulation Period immediately following the allocations in Clause 5.5(b) or during the Regulated Amortisation Period immediately following the allocations in Clause 5.5(c) the Receivables Trustee shall regard as Cash Available for Investment (avoiding any double-counting) each of (i) the amount credited to the undivided

Principal Collections Ledger which has been identified to be so applied pursuant to (during the Controlled Accumulation Period) Clauses 5.5(b)(iii)(2) and 5.5(b)(iv) or (during the Regulated Amortisation Period) Clauses 5.5(c)(ii)(C) and 5.5(c)(iii) and (ii) the amounts deposited in the Trustee Investment Account as contemplated by Clause 6(d)(i) of the Supplement.

(ii)	Such Cash Available for Investment shall be utilised in accordance with Clause 5.2(c) of the Receivables Trust Deed and Servicing Agreement.

(c)	Cash Available for Investment during the Rapid Amortisation Period

During the Rapid Amortisation Period:

(i)	until such time as the amount retained in the undivided Principal Collections Ledger pursuant to Clause 5.5(d)(ii) for any Monthly Period equals the amount specified in the proviso to Clause 5.5(d), calculations shall continue to be carried out and amounts shall be retained in the undivided Principal Collections Ledger pursuant to Clause 5.5(d)(ii) but no other amounts of Principal Collections shall be attributed to Series 2007-1 for any purpose; and

(ii)	thereafter, any amounts calculated pursuant to Clause 5.5(d)(ii) which are not retained in the undivided Principal Collections Ledger as referable to Series 2007-1 shall be utilised as Cash Available for Investment in accordance with Clause 5.2(c) of the Receivables Trust Deed and Servicing Agreement either to make payments to the Transferor in respect of Future Receivables or to make distributions to the Transferor Beneficiary.

5.7	Calculation of Monthly Required Expense Amounts

(a)	The calculated amount required to be notionally transferred in respect of Class A from the Series 2007-1 Finance Charge Collections Ledger in respect of each Distribution Date (the ‘‘Class A Monthly Required Expense Amount’’) shall be the aggregate of the following:

(i)	an amount equal to the Trustee Payment Amount plus any Trustee Payment Amount remaining unpaid in respect of any previous Distribution Date; plus

(ii)	provided that the Class A Investor Interest is greater than zero, the aggregate of (A) the Loan Note Issuer Costs Amount and (B) the Issuer Costs Amount; plus

(iii)	an amount which, in respect of the Calculation Period ending on the associated Distribution Date, is equal to the product of (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Finance Period ending in a leap year), (2) the Class A LN Rate in effect for the related Finance Period and (3) the Class A Debt Amount as of the Record Date preceding such Distribution Date (the ‘‘Class A Monthly Finance Amount’’); plus

(iv)	an amount equal to any unpaid Class A Deficiency Amounts; plus

(v)	an amount equal to the product of (A)(1) a fraction, the numerator of which is the actual number of days in such Calculation Period with respect to the related Distribution Date and the denominator of which is 365 (or 366 in the case of any Finance Period ending in a leap year), times (2) the Class A LN Rate in effect for the related Finance Period, plus 2% per annum, and (B) the unpaid Class A Deficiency Amounts (if any) on the related Distribution Date for the immediately preceding Payment Date (the ‘‘Class A Additional Finance Amount’’), plus

(vi)	an amount which is equal to the Monthly Expense Loan Amount,

and on the related Distribution Date the Receivables Trustee shall, to the extent of available funds, deposit and credit funds equal to such amounts, in accordance with Clause 5.10.

(b)	The calculated amount required to be transferred notionally in respect of Class B from the Series 2007-1 Finance Charge Collections Ledger in respect of each Distribution Date (the ‘‘Class B Monthly Required Expense Amount’’) shall be the aggregate of the following:

(i)	an amount which, in respect of the Calculation Period ending on the associated Distribution Date, is equal to the product of (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 of (or 366 in the case of any Finance Period ending in a leap year), (2) the Class B LN Rate in effect for the related Finance Period and (3) the Class B Debt Amount as of the Record Date preceding such Distribution Date (the ‘‘Class B Monthly Finance Amount’’), plus

(ii)	provided that the Class A Investor Interest is zero and the Class B Investor Interest is greater than zero, the aggregate of (A) the Loan Note Issuer Costs Amount and (B) the Issuer Costs Amount; plus

(iii)	an amount equal to any unpaid Class B Deficiency Amounts; plus

(iv)	an amount equal to the product of (A)(1) a fraction, the numerator of which is the actual number of days in such Calculation Period with respect to the related Distribution Date and the denominator of which is 365 (or 366 in the case of any Finance Period ending in a leap year), times (2) the Class B LN Rate in effect for the related Finance Period, plus 2% per annum, and (B) the unpaid Class B Deficiency Amounts (if any) on the related Distribution Date for the immediately preceding Payment Date (the ‘‘Class B Additional Finance Amount’’),

and on the related Distribution Date the Receivables Trustee shall, to the extent of available funds, deposit and credit funds equal to such amounts in accordance with Clause 5.10.

(c)	The calculated amount required to be transferred notionally in respect of Class C from the Series 2007-1 Finance Charge Collections Ledger in respect of each Distribution Date (the ‘‘Class C Monthly Required Expense Amount’’) shall be the aggregate of the following:

(i)	an amount which, in respect of the Calculation Period ending on the associated Distribution Date, is equal to the sum of the product of (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Finance Period ending in a leap year), (2) the Class C LN Rate in effect for the related Finance Period and (3) the Class C Debt Amount as of the Record Date preceding such Distribution Date (the ‘‘Class C Monthly Finance Amount’’), plus

(ii)	provided that the Class A Investor Interest is zero, the Class B Investor Interest is zero and the Class C Investor Interest is greater than zero, the aggregate of (A) the Loan Notes Issuer Costs Amount and (B) the Issuer Costs Amount; plus

(iii)	an amount of any unpaid Class C Deficiency Amounts; plus

(iv)	an amount equal to the product of (A)(1) a fraction, the numerator of which is the actual number of days in such Calculation Period with respect to the related Distribution Date and the denominator of which is 365 (or 366 in the case of any Finance Period ending in a leap year), times (2) the Class C LN Rate in effect for the related Finance Period, plus 2% per annum, and (B) the unpaid Class C Deficiency Amounts (if any) on the related Distribution Date for the immediately preceding Payment Date (the ‘‘Class C Additional Finance Amount’’),

and on the related Distribution Date the Receivables Trustee shall, to the extent of available funds, deposit and credit funds equal to such amounts in accordance with Clause 5.10.

5.8	Calculation of Monthly Principal Amounts

(a)	The calculated amount required to be distributed from the undivided Principal Collections Ledger together with, in the case of the Regulated Amortisation Period or the Rapid Amortisation Period, the amount of Principal Loss Make-Up (default) and Principal Loss Make-Up (charge-offs) to be distributed from the Series 2007-1 Finance Charge Collections Ledger on each Distribution Date notionally in respect of Class A (the ‘‘Class A Monthly Principal Amount’’), commencing on the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Regulated Amortisation Period or the Rapid Amortisation Period, begins shall be equal to the least of:

(i)	an amount equal to the Available Retained Principal Collections which are (A) standing to the credit of the undivided Principal Collections Ledger and (B) in the case of the Regulated Amortisation Period or the Rapid Amortisation Period, the aggregate of the amounts credited to the Series 2007-1 Finance Charge Collections Ledger identified as Principal Loss Make-Up (default) and Principal Loss Make-Up (charge-offs) on such Distribution Date;

(ii)	for each Distribution Date with respect to the Controlled Accumulation Period or the Regulated Amortisation Period prior to the Series 2007-1 Scheduled Redemption Date, the Controlled Deposit Amount for such Distribution Date; and

(iii)	the Class A Adjusted Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Clauses 5.13(a)(iii) and (iv) but not taking into account any Class A Investor Default Amount on such Distribution Date for which Principal Loss Make-Up (default) is calculated pursuant to Clause 5.10(g)(2)) prior to any amount being credited to the Series 2007-1 Principal Funding Ledger on such day plus the amount credited to the Series 2007-1 Finance Charge Collections Ledger on such Distribution Date identified as Principal Loss Make-Up (charge-offs) pursuant to Clause 5.10(h)(ii).

(b)	The calculated amount required to be distributed from the undivided Principal Collections Ledger together with, in the case of the Regulated Amortisation Period or the Rapid Amortisation Period, the amount of Principal Loss Make-Up (default) and Principal Loss Make-Up (charge-offs) to be distributed from the Series 2007-1 Finance Charge Collections Ledger on each Distribution Date notionally in respect of Class B (the ‘‘Class B Monthly Principal Amount’’), commencing on the Distribution Date immediately preceding the Class B Principal Commencement Date (after taking into account any payments to be made on the related Distribution Date and any transfers on the related Distribution Date) shall be an amount equal to the lesser of:

(i)	an amount equal to the Available Retained Principal Collections which are (A) standing to the credit of the undivided Principal Collections Ledger and, (B) in the case of the Regulated Amortisation Period or the Rapid Amortisation Period the aggregate of the amounts credited to the Series 2007-1 Finance Charge Collections Ledger identified as Principal Loss Make-Up (default) and Principal Loss Make-Up (charge-offs) on such Distribution Date (minus the portion of such Available Retained Principal Collections calculated as the Class A Monthly Principal Amount on such Distribution Date); and

(ii)	the Class B Adjusted Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Clauses 5.13(a)(ii) and 5.16(c) on such Distribution Date but not taking into account any Class B Investor Default Amount on such Distribution Date for which Principal Loss Make-Up (default) is calculated pursuant to Clause 5.10(i)(ii)) prior to any amount being credited to the Series 2007-1 Principal Funding Ledger on such day plus the amount credited to the Series 2007-1 Finance Charge Collections Ledger on such Distribution Date as Principal Loss Make-Up (charge-offs) pursuant to Clause 5.10(j)(ii).

(c)	The calculated amount required to be distributed from the undivided Principal Collections Ledger together with, in the case of the Regulated Amortisation Period or the Rapid Amortisation Period, the amount of Principal Loss Make-Up (default) and Principal Loss Make-Up (charge-offs) to be distributed from the Series 2007-1 Finance Charge Collections Ledger on each Distribution Date notionally in respect of Class C (the ‘‘Class C Monthly Principal Amount’’), commencing on the Class C Principal Commencement Date (after taking into account any payments to be made on the related Distribution Date and any transfers on the related Distribution Date) shall be an amount equal to the lesser of:

(i)	an amount equal to the Available Retained Principal Collections which are (A) standing to the credit of the undivided Principal Collections Ledger and, (B) in the case of the Regulated Amortisation Period or the Rapid Amortisation Period, the aggregate of the amounts credited to the Series 2007-1 Finance Charge Collections Ledger identified as

Principal Loss Make-Up (defaults) and Principal Loss Make-Up (charge-off) on such Distribution Date (minus the portion of such Available Retained Principal Collections calculated as the Class A Monthly Principal Amount and Class B Monthly Principal Amount on such Distribution Date); and

(ii)	the Class C Adjusted Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Clauses 5.13(a)(i), 5.13(b)(i), 5.13(c)(i) and (ii) and 5.15(b) on such Distribution Date) but not taking into account any Class C Investor Default Amount on such Distribution Date for which Principal Loss Make-Up (default) is calculated pursuant to Clause 5.10(l)(ii)) prior to any amount being credited to the Series 2007-1 Principal Funding Ledger on such day plus the amount credited to the Series 2007-1 Finance Charge Collections Ledger on such Distribution Date identified as Principal Loss Make-Up (charge-offs) pursuant to Clause 5.10(m)(ii).

Notwithstanding the provisions of (a), (b) and (c) above of this Clause 5.8, during the Controlled Accumulation Period or the Regulated Amortisation Period the aggregate amount of Available Retained Principal Collections transferable from the Series 2007-1 Principal Collections Ledger and, in the case of the Regulated Amortisation Period, the aggregate of the amounts credited to the Series 2007-1 Finance Charge Collections Ledger identified as Principal Loss Make-Up (defaults) and Principal Loss Make-Up (charge-offs) shall not exceed the Controlled Deposit Amount for the relevant Distribution Date and in the event that the aggregate of the Class A Monthly Principal Amount, the Class B Monthly Principal Amount and the Class C Monthly Principal Amount (if any), in respect of such Distribution Date as calculated in (a), (b) and (c) above exceeds the Controlled Deposit Amount for the relevant Distribution Date, the Class C Monthly Principal Amount will be reduced by the amount of such excess, (but not so that the Class C Monthly Principal Amount is less than zero) and to the extent of the excess over the Class C Monthly Principal Amount, the Class B Monthly Principal Amount will be reduced by the amount of such excess, (but not so that the Class B Monthly Principal Amount is less than zero) and the Class A Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount shall be read and construed accordingly for all purposes.

5.9	Coverage of Required Amount

(a)	On or before each Distribution Date, the Receivables Trustee (acting on the advice of the Servicer) shall determine the amount (the ‘‘Class A Required Amount’’), if any, by which the sum of:

(i)	the Class A Monthly Required Expense Amount in respect of that Distribution Date; plus

(ii)	the Series Servicing Fee for the prior Monthly Period, if any, plus any Series Servicing Fee due but not paid on any prior Distribution Date; plus

(iii)	the Class A Investor Default Amount, if any, for the prior Monthly Period exceeds Available Funds available for payment of such amounts for the related Monthly Period.

(b)	On or before each Distribution Date, the Receivables Trustee (acting on the advice of the Servicer) shall determine the amount (the ‘‘Class B Required Amount’’), if any, by which the sum of:

(i)	the Class B Monthly Required Expense Amount in respect of that Distribution Date; plus

(ii)	the Class B Investor Default Amount, if any, for the prior Monthly Period exceeds Available Funds available for payment of such amounts for the related Monthly Period.

(c)	In the event that the Class A Required Amount for such Distribution Date is greater than zero:

(i)	the Servicer shall be required to give the Receivables Trustee written notice of such positive Class A Required Amount on or before such Distribution Date; and

(ii)	the Required Retained Principal Collections standing to the credit of the undivided Principal Collections Ledger shall be utilised as specified in Clause 5.15 and Clause 5.16 and distributed to the Series 2007-1 Investor Beneficiary by crediting to the Series 2007-1 Finance Charge Collections Ledger, Provided, however, that such amount shall not exceed the Class A Required Amount.

(d)	In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Required Retained Principal Collections standing to the credit of the Series 2007-1 Finance Charge Collections Ledger, (after applying the amounts referred to in paragraph (c)(ii) above as provided therein) shall be applied as specified in Clause 5.15 and distributed to the Series 2007-1 Investor Beneficiary by crediting the Series 2007-1 Finance Charge Collections Ledger, Provided, however, that, such amount shall not exceed the Class B Required Amount.

5.10	Payments of Amounts Representing Finance Charge Collections

On or before each Distribution Date, the Servicer shall advise the Receivables Trustee in writing of the amounts to transfer pursuant to this Clause 5.10 from the Series 2007-1 Finance Charge Collections Ledger held on the Loan Note Issuer’s Segregated Bare Trust, and the Receivables Trustee, acting on such advice substantially in the form of Exhibit A, shall transfer on such Distribution Date, to the extent of Available Funds, the amounts required to be so transferred. On each Distribution Date, an amount equal to the Available Funds credited to the Series 2007-1 Finance Charge Collections Ledger for the related Monthly Period will be transferred by the Receivables Trustee acting on the Investor Beneficiary’s behalf in the following order of priority:

(a)	an amount equal to the Trustee Payment Amount for such Distribution Date plus any Trustee Payment Amount remaining unpaid in respect of any previous Distribution Date shall be transferred into the Series 2007-1 Loan Note Issuer Account. It is acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration payable in accordance with Clauses 3(c) and 6(d)(ii) of the Supplement (such amount being the ‘‘Investor Trustee Payment Amount’’);

(b)	an amount equal to the Loan Note Issuer Costs Amount and the Issuer Costs Amount for such Distribution Date shall be deposited by the Receivables Trustee acting on the advice of the Servicer into the Series 2007-1 Loan Note Issuer Account;

(c)	an amount (the ‘‘Class A Monthly Distribution Amount’’) equal to (1) the Class A Monthly Finance Amount for such Distribution Date, plus (2) any Class A Deficiency Amount for such Distribution Date, plus (3) any Class A Additional Finance Amount in respect of a Distribution Date, during the Revolving Period or the Controlled Accumulation Period, shall be deposited by the Receivables Trustee in the Series 2007-1 Loan Note Issuer Account (identified for Class A);

(d)	an amount equal to the Monthly Expense Loan Amount, if any, for such Distribution Date shall be deposited in the Series 2007-1 Loan Note Issuer Account;

(e)	an amount (the ‘‘Class B Monthly Distribution Amount’’) equal to (1) the Class B Monthly Finance Amount for such Distribution Date, plus (2) any Class B Deficiency Amount for such Distribution Date, plus (3) any Class B Additional Finance Amount for such Distribution Date, in respect of a Distribution Date during the Revolving Period or the Controlled Accumulation Period, shall be deposited in the Series 2007-1 Loan Note Issuer Account (identified for Class B);

(f)	an amount equal to the Series Servicing Fee for such Distribution Date plus amounts of any Series Servicing Fee due but not paid to the Receivables Trustee on any prior Distribution Date shall be deposited into the Series 2007-1 Loan Note Issuer Account. It is acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration payable in accordance with Part 2, Clauses 3(c) and 6(d)(ii) of the Supplement (identified as ‘‘Investor Servicing Fee Amount’’ referable to Series 2007-1);

(g)	an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be applied as follows:

(1)	if such Distribution Date is during the Revolving Period, the Controlled Accumulation Period or, with respect to Class A Excess Principal Loss Make-Up (default), the Regulated Amortisation Period then such amount shall be deposited in the Series 2007-1 Loan Note Issuer Account it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration payable in accordance with Part 2 of the Schedule and Clause 3(c) and 6(d)(i) of the Supplement (identified as ‘‘Class A Loss Make-Up (default)’’ referable to Series 2007-1) and

(2)	if such Distribution Date is during the Regulated Amortisation Period (other than with respect to Class A Excess Principal Loss Make-Up (default)) or the Rapid Amortisation Period then such amount shall be deposited in the Series 2007-1 Loan Note Issuer Account (identified as part of the Class A Monthly Principal Amount as ‘‘Class A Excess Principal Loss Make-Up (Default)’’);

(h)	an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reinstated (net of any Principal Loss Make-Up (charge offs) previously transferred to the Series 2007-1 Loan Note Issuer Account and identified as part of the Class A Monthly Principal Amount) shall be applied as follows:

(1)	on each Distribution Date during the Revolving Period, the Controlled Accumulation Period or, with respect to Class A Excess Principal Loss Make-Up (charge-offs) only, during the Regulated Amortisation Period by transfer to the Series 2007-1 Loan Note Issuer Account (it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(i) and utilised to reinstate the Class A Investor Interest (identified as ‘‘Class A Loss Make-Up (charge-offs)’’)) and

(2)	on each Distribution Date during the Regulated Amortisation Period (other than with respect to Class A Excess Principal Loss Make-Up (charge-off)) or the Rapid Amortisation Period, then such amount shall remain credited to the Series 2007-1 Finance Charge Collections Ledger (identified as ‘‘Class A Excess Principal Loss Make-Up (charge offs)’’);

(i)	an amount equal to the Class B Investor Default Amount shall be applied as follows:

(1)	on each Distribution Date during the Revolving Period, the Controlled Accumulation Period or, with respect to Class B Excess Principal Loss Make-Up (default) only, the Regulated Amortisation Period by transfer to the Series 2007-1 Loan Note Issuer Account (it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(i) (identified as ‘‘Class B Loss Make-Up (default)’’)) and

(2)	on each Distribution Date during the Regulated Amortisation Period (other than with respect to Class B Excess Principal Loss Make-Up (default)) or the Rapid Amortisation Period shall remain credited to the Series 2007-1 Finance Charge Collections Ledger as ‘‘Class B Excess Principal Loss Make-Up (default)’’) and utilised, for the purposes of calculation only, to reinstate the Class B Investor Interest to the extent such amount is considered as part of the Class A Monthly Principal Amount;

(j)	an amount equal to the aggregate amount of Class B Investor Charge-Offs which have not been previously reinstated (net of any Principal Loss Make-Up (charge offs) previously transferred to the Series 2007-1 Loan Note Issuer Account and identified as part of the Class B Monthly Principal Payment) shall be applied as follows:

(1)	on each Distribution Date during the Revolving Period, the Controlled Accumulation Period or, with respect to Class B Excess Principal Loss Make-Up (charge-off) only, the Regulated Amortisation Period by transfer to the Series 2007-1 Loan Note Issuer Account (it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(i) and utilised to reinstate the Class B Investor Interest (identified as ‘‘Class B Loss Make-Up (charge-offs)’’ and

(2)	on each Distribution Date during the Regulated Amortisation Period (other than with respect to Class B Excess Principal Loss Make-Up (charge-offs)) or the Rapid Amortisation Period shall remain credited to the Series 2007-1 Finance Charge Collections Ledger identified as ‘‘Class B Excess Principal Loss Make-Up (charge offs)’’);

(k)	an amount equal to the sum of the Class C Monthly Finance Amount, the Class C Deficiency Amount and the Class C Additional Finance Amount (as at such Distribution Date) (the ‘‘Class C Monthly Distribution Amount’’) on a Distribution Date during the Revolving Period or the Controlled Accumulation Period will be deposited in the Series Loan Note Issuer Account;

(l)	an amount equal to the Class C Investor Default Amount shall be applied as follows:

(1)	on each Distribution Date during the Revolving Period, the Controlled Accumulation Period or, with respect to Class C Excess Principal Loss Make-Up (default) only, the Regulated Amortisation Period by transfer to the Series 2007-1 Loan Note Issuer Account (it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(i) (identified as ‘‘Class C Loss Make-Up (default)’’)) and

(2)	on each Distribution Date during the Regulated Amortisation Period (other than in respect to Class C Excess Principal Loss Make-Up (default)) or the Rapid Amortisation Period such amount shall remain credited to the Series 2007-1 Finance Charge Collections Ledger identified as ‘‘Class C Excess Principal Loss Make-Up (default)’’) and utilised, for the purposes of calculation only, to reinstate the Class C Investor Interest to the extent such amount is considered as part of the Class A Monthly Principal Amount and the Class B Monthly Principal Amount;

(m)	an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other than the payment of principal amounts to Class C (but not in excess of the aggregate amount of such reductions which have not been previously reinstated net of any Principal Loss Make-Up (charge offs) previously identified in respect of Class C and transferred to the Series 2007-1 Loan Note Issuer Account and considered as part of the Class C Monthly Principal Amount shall be applied as follows:

(1)	on each Distribution Date during the Revolving Period, the Controlled Accumulation Period or, with respect to Class C Excess Principal Loss Make-Up (charge-off) only, the Regulated Amortisation Period by transfer to the Series 2007-1 Loan Note Issuer Account (it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(i) (identified as ‘‘Class C Loss Make-Up (charge-offs)’’, as appropriate)) and utilised to reinstate the Class C Investor Interest and

(2)	on each Distribution Date during the Regulated Amortisation Period (other than with respect to Class C Excess Principal Loss Make-Up (charge-off)) or the Rapid Amortisation Period shall remain credited to the Series 2007-1 Finance Charge Collections Ledger identified as ‘‘Class C Excess Principal Loss Make-Up (charge offs)’’) and utilised, for the purposes of calculation only, to reinstate the Class A Investor Interest and the Class B Investor Interest to the extent such amount is considered as part of the Class A Monthly Principal Amount or the Class B Monthly Principal Amount;

(n)	on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account for Series 2007-1 terminates as described in Clause 5.21(e), an amount up to the excess, if any, of the Required Reserve Amount over the Available Reserve Account Amount shall be deposited in the Reserve Account for Series 2007-1;

(o)	on any Distribution Date, prior to the Class C Release Date, on which the Available Spread Account Amount is less than the Required Spread Account Amount, an amount up to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount will be calculated and deposited in the Spread Account for Series 2007-1;

(p)	an amount equal to the Aggregate Investor Indemnity Amount, if any, for the prior Monthly Period (together with any amounts in respect of previous Monthly Periods which are unpaid) will be deposited into the Series 2007-1 Loan Note Issuer Account. It is acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Clauses 3(c) and 6(d)(iii) of the Supplement (such amount being identified as the ‘‘Investor Indemnity Payment Amount’’);

(q)	on each Distribution Date in no order of priority between them but in proportion to the respective amounts due, an amount equal to: (i) the Loan Note Issuer Return for Series 2007-1 and (ii) an amount equal to the Issuer Profit Amount will be deposited in the Series 2007-1 Loan Note Issuer Account;

(r)	on each Distribution Date an amount equal to the additional amounts calculated as payable in accordance with the Expenses Loan Agreement will be deposited in the Series 2007-1 Loan Note Issuer Account;

(s)	the balance, if any, after giving effect to the payments made pursuant to paragraphs (a) through (c) (inclusive) above shall be paid to the Series 2007-1 Loan Note Issuer Account and will be available as ‘‘Excess Finance Charges’’ on such Distribution Date for other series in Group One in accordance with the Series 2007-1 Supplemental Trust Deed and any balance not utilised in respect of Series 2007-1 or any other Series in Group One will be utilised, (it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Clauses 3(c) and 6(d)(iii) of the Supplement (identified as ‘‘Excess Spread’’)),

Provided that where the amounts of Finance Charge Collections which fall to be distributed between the Beneficiaries in respect of any Distribution Date comprise any amount (the ‘‘fee amount’’) in respect of Annual Fees, Transaction Fees or Special Fees and on such Distribution Date any amount (the ‘‘deposit amount’’) is required to be deposited in the Reserve Account pursuant to Clause 5.10(n) or the Spread Account pursuant to 5.10(o) amounts representing the fee amount shall be treated as being appropriated to the deposit amount after all other applications of such Finance Charge Collections Provided that the foregoing proviso shall have no effect on the allocation of any amounts between the Beneficiaries.

5.11	Payments of Amounts Representing Available Retained Principal Collections on Distribution Dates

On or before each Distribution Date the Servicer shall notify the Receivables Trustee in writing substantially in the form of Exhibit B of the amounts to withdraw from the undivided Principal Collections Ledger pursuant to Clauses 5.5(a) and (b), (and, in the case of (b) amount of Principal Loss Make-Up (default) and Principal Loss Make-Up (charge-off) standing to the credit of the Series 2007-1 Finance Charge Collections Ledger forming part of the payments of Available Retained Principal Collections) and the Receivables Trustee acting in accordance with such instructions shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be applied in the following order of priority:

(a)	On each Distribution Date during the Revolving Period, an amount equal to Available Retained Principal Collections standing to the credit of the undivided Principal Collections Ledger with respect to the related Monthly Period on such Distribution Date will be utilised in the following order of priority:

(i)	an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Retained Principal Collections and the denominator of which is equal to the sum of the Available Retained Principal Collections available for sharing as specified in the related Supplement for each Outstanding Issuance in Group One and (2) the Cumulative Series 2007-1 Principal Shortfall and (B) Available Retained Principal Collections, shall remain in the undivided Principal Collections Ledger to be treated as Shared Principal Collections and distributed to Outstanding Issuance in Group One other than Series 2007-1 if needed; and

(ii)	an amount equal to the Available Retained Principal Collections remaining after the applications specified in Clause 5.11(a)(i) shall be calculated as available for use as Cash Available for Investment pursuant to Clause 5.6(a).

(b)	On each Distribution Date during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period an amount equal to Available Retained Principal Collections which are both standing to the credit of the undivided Principal Collections Ledger, in the case of the Regulated Amortisation Period and the Rapid Amortisation Period, and the aggregate of the amounts credited to the Series 2007-1 Finance Charge Collections Ledger identified as Principal Loss Make-Up (defaults) and Principal Loss Make-Up (charge offs) with respect to the related Monthly Period on such Distribution Date, will be distributed or utilised in the following order of priority:

(i)	for each Distribution Date during the Controlled Accumulation Period, an amount equal to the Class A Monthly Principal Amount shall be deposited by the Receivables Trustee acting on the advice of the Servicer into the Principal Funding Account for credit to the Series 2007-1 Principal Funding Ledger;

(ii)	for each Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period an amount equal to the Class A Monthly Principal Amount, shall be deposited by the Receivables Trustee acting on the advice of the Servicer into the Series 2007-1 Loan Note Issuer Account (identified for Class A);

(iii)	for each Distribution Date during the Controlled Accumulation Period commencing on the Distribution Date immediately preceding the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (i) above, an amount equal to the Class B Monthly Principal Amount shall be deposited by the Receivables Trustee acting on the advice of the Servicer in the Principal Funding Account for credit to the Series 2007-1 Principal Funding Ledger;

(iv)	for each Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Distribution Date immediately preceding the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (ii) above, an amount equal to the Class B Monthly Principal Amount, shall be deposited by the Receivables Trustee acting on the advice of the Servicer in the Series 2007-1 Loan Note Issuer Account (identified for Class B);

(v)	for each Distribution Date during the Controlled Accumulation Period commencing on the Distribution Date immediately preceding the Class C Principal Commencement Date, after giving effect to the distribution referred to in paragraphs (i) and (iii) above, an amount equal to the Class C Monthly Principal Amount shall be deposited by the Receivables Trustee acting on the advice of the Servicer in the Principal Funding Account for credit to the Series 2007-1 Principal Funding Ledger;

(vi)	for each Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Distribution Date immediately preceding the Class C Principal Commencement Date, after giving effect to the distributions referred to in paragraphs (ii) and (iv) above, an amount equal to the Class C Monthly Principal Amount, shall be deposited by the Receivables Trustee acting on the advice of the Servicer in the Series 2007-1 Loan Note Issuer Account (identified for Class C);

(vii)	for each Distribution Date during the Controlled Accumulation Period or the Regulated Amortisation Period, an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Retained Principal Collections remaining to the credit of the undivided Principal Collections Ledger after the relevant applications specified in Clause 5.11(b)(i) to (vi) above and the denominator of which is equal to the sum of the Available Retained Principal Collections available for sharing as specified in the related Supplement for each Outstanding Issuance in Group One and (2) the Cumulative Series Principal Shortfall and (B) the Available Retained Principal Collections remaining to the credit of the undivided Principal Collections Ledger after the relevant applications specified in Clause 5.11(b)(i) to (vi) above, shall remain in the undivided Principal Collections Ledger to be treated as Shared Principal Collections and distributed to Outstanding Issuance in Group One other than Series 2007-1; and

(viii)	an amount equal to the Available Retained Principal Collections remaining to the credit of the undivided Principal Collections Ledger after the applications specified in Clauses 5.11(b)(i) to (vii) shall be applied during the Controlled Accumulation Period or the Regulated Amortisation Period as Cash Available for Investment pursuant to Clause 5.6(b).

Provided, however, that in the case of the payments set out in (ii), (iv) and (vi) above, the amount of Available Retained Principal Collections to be distributed to the Series 2007-1 Investor Beneficiary shall be met first from amounts distributed to the Series 2007-1 Investor Beneficiary from amounts credited to the Series 2007-1 Finance Charge Collections Ledger identified as Principal Loss Make-Up (defaults) and Principal Loss Make-Up (charge offs) and then from amounts standing to the credit of the undivided Principal Collections Ledger;

(c)	On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period and the Class A Scheduled Redemption Date, the Receivables Trustee, acting on the advice of the Servicer, shall distribute in accordance with Clause 5.11(b), from amounts, if any, credited to the Series 2007-1 Principal Funding Ledger, an amount equal to the lesser of:

(i)	the Class A Investor Interest; and

(ii)	the amount credited to the Series 2007-1 Principal Funding Ledger identified for Class A,

to the Series 2007-1 Loan Note Issuer Account (identified for Class A).

(d)	On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which the Class A Investor Interest is paid in full and the Class B Scheduled Redemption Date, the Receivables Trustee acting on the advice of the Servicer, shall distribute in accordance with Clause 5.11(b), from amounts, if any, credited to the Series 2007-1 Principal Funding Ledger an amount equal to the lesser of:

(i)	the Class B Investor Interest; and

(ii)	the amount credited to the Series 2007-1 Principal Funding Ledger identified for Class B (after giving effect to the amount distributed pursuant to Clause 5.11(c) above),

to the Series 2007-1 Loan Note Issuer Account (identified for Class B).

(e)	On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which each of the Class A Investor Interest and the Class B Investor Interest is paid in full and the Class C Scheduled Redemption Date, the Receivables Trustee acting on the advice of the Servicer, shall distribute in accordance with Clause 5.11(b), from amounts, if any, credited to the Series 2007-1 Principal Funding Ledger identified for Class C, an amount equal to the lesser of:

(i)	the Class C Investor Interest; and

(ii)	the amount credited to the Series 2007-1 Principal Funding Ledger identified for Class C (after giving effect to any payment required under Clause 5.11(c) and Clause 5.11(d) above),

to the Series 2007-1 Loan Note Issuer Account (identified for Class C).

5.12	Payment of Investor Monthly Finance Amounts

(a)	Subject to Clause 5.12(b), on each Payment Date during the Revolving Period or the Controlled Accumulation Period (on or prior to the Series 2007-1 Scheduled Redemption Date), the Receivables Trustee, acting on the advice of the Servicer substantially in the form of Exhibit B, shall withdraw the following amounts:

(i)	all amounts credited to and identified for Class A (the ‘‘Class A Finance Distribution Amount’’) and then deposit such amount in the Series 2007-1 Loan Note Issuer Account;

(ii)	all amounts credited to and identified for Class B (the ‘‘Class B Finance Distribution Amount’’) and then deposit such amount in the Series 2007-1 Loan Note Issuer Account; and

(iii)	all amounts credited to and identified for Class C (the ‘‘Class C Finance Distribution Amount’’) and then deposit such amount in the Series 2007-1 Loan Note Issuer Account.

(b)	On the first Payment Date during the Regulated Amortisation Period or the Rapid Amortisation Period, the Receivables Trustee, acting on the advice of the Servicer substantially in the form of Exhibit A, shall withdraw the following amounts:

(i)	all amounts credited to and identified for Class A and then deposit such amount in the Series 2007-1 Loan Note Issuer Account identified for Class A;

(ii)	all amounts credited to and identified for Class B and then deposit such amount in the Series 2007-1 Loan Note Issuer Account identified for Class B; and

(iii)	all amounts credited to and identified for Class C and then deposit such amount in the Series 2007-1 Loan Note Issuer Account identified for Class C.

To the extent required, the Receivables Trustee shall be authorised to make these transfers on the Loan Note Issuer’s behalf.

5.13	Investor Charge-Offs

(a)	On or before each Distribution Date, the Receivables Trustee acting on the advice of the Servicer shall calculate the Class A Investor Default Amount which shall be applied as follows:

(i)	If on any Distribution Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount applied with respect thereto pursuant to Clauses 5.10(g) with respect to such Monthly Period, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess.

(ii)	In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date but excluding any Reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Distribution Date.

(iii)	In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Distribution Date (a ‘‘Class A Investor Charge-Off’’).

(iv)	If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reinstated on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs provided that the amount of such reduction shall not be reinstated to the extent of any Principal Loss Make-Up (charge-offs) identified on any previous Distribution Date pursuant to Clause 5.10(h)(ii) which are treated as part of the Class A Monthly Principal Amount) by the amount of Additional Consideration which is ‘‘Loss Make-Up (charge-offs)’’ paid to the Receivables Trustee by the Series 2007-1 Investor Beneficiary as mentioned in Clause 5.10(h).

(b)	On or before each Distribution Date, the Receivables Trustee acting on the advice of the Servicer shall calculate the Class B Investor Default Amount which shall be applied as follows:

(i)	If on any Distribution Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.10(i), the Class C Investor Interest (after giving effect to reductions for the amount of any Class A Investor Default Amounts that will result in a write-off of the Class C Investor Interest on such Distribution Date, any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess,

(ii)	In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Distribution Date (a ‘‘Class B Investor Charge-Off’’). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections that do not result in a reduction in the Class C Investor Interest pursuant to Clause 5.16 and the amount of any portion of the Class B Investor Interest written-off to avoid a reduction in the Class A Investor Interest pursuant to Clause 5.13(a)(ii).

(iii)	If the Class B Investor Interest has been reduced by an amount described in Clause 5.13(b)(ii) it will thereafter be reinstated on any Distribution Date (but not by an amount in excess of the aggregate amount of reductions in the Class B Investor Interest provided that the amount of such reductions shall not be reinstated to the extent of any Principal Loss Make-Up (charge-off) identified on any previous Distribution Date pursuant to Clause 5.10(j)(ii) which are treated as part of the Class B Monthly Principal Amount) by the amount of Additional Consideration which is ‘‘Loss Make-Up (Charge-Offs)’’ paid to the Receivables Trustee by the Series 2007-1 Investor Beneficiary as mentioned in Clauses 5.10(j)(ii).

(c)	On or before each Distribution Date, the Receivables Trustee acting on the advice of the Servicer shall calculate the Class C Investor Default Amount which shall be applied as follows:

(i)	If on any Distribution Date, the Class C Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.10(m), the Class C Investor Interest will be reduced by the amount of such excess, but not by more than the Class C Investor Default Amount for such Distribution Date (a ‘‘Class C Investor Charge-Off’’). The Class C Investor Interest will also be reduced by the amount of Reallocated Class C Principal Collections pursuant to Clause 5.15 and Reallocated Class B Principal Collection pursuant to Clause 5.16 and the amount of any portion of the Class C Investor Interest written-off to avoid a reduction in the Class A Investor Interest or Class B Investor Interest pursuant to Clauses 5.11(a)(i) and 5.11(b)(i) above.

(ii)	If the Class C Investor Interest has been reduced by an amount described in Clause 5.11(b)(i) it will thereafter be reinstated on any Distribution Date by the amount of Additional Consideration which is ‘‘Loss Make-Up (Charge-Offs)’’ paid to the Receivables Trustee by the Series 2007-1 Investor Beneficiary as mentioned in Clause 5.10(m)(ii).

5.14	Investor Indemnity Payment Amount

(a)	On or before each Distribution Date, the Receivables Trustee, acting on the advice of the Servicer, shall calculate the Aggregate Investor Indemnity Amount allocable to Series 2007-1. Such amount shall be payable solely to the extent amounts are available from Available Funds for distribution in respect thereof pursuant to Clause 5.10(p). The said amount shall be distributed to the Series 2007-1 Loan Note Issuer Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clauses 3(c) and 6(d)(ii) of the Supplement (such amount being an ‘‘Investor Indemnity Payment Amount’’) Provided, however, that if there are insufficient amounts available to pay such amount in full the excess will be carried forward and payable on the next and subsequent Distribution Dates solely to the extent amounts are available from Available Funds for distribution in respect thereof pursuant to Clause 5.10(p).

(b)	the Loan Note Issuer hereby authorises the Receivables Trustee to pay directly to the Transferor any amount falling to be distributed to the Loan Note Issuer pursuant to Clause 5.10(p), in which case the said payment shall be treated as discharging pro tanto both:

(i)	any obligation of the Receivables Trustee to make a payment to the Transferor under the Trust Section 75 Indemnity; and

(ii)	any corresponding obligation of the Series 2007-1 Investor Beneficiary to make a corresponding payment to the Receivables Trustee in respect of the Aggregate Investor Indemnity Amount.

5.15	Reallocated Class C Principal Collections

(a)	On each Distribution Date, the Servicer will advise the Receivables Trustee as to what portion of the Required Retained Principal Collections retained for the previous Monthly Period shall be utilised as Reallocated Class C Principal Collections with respect to such Distribution Date. The amounts to be so utilised shall be calculated and applied as follows:

(i)	an amount equal to the excess, if any, of (A) the Class A Required Amount, if any, with respect to such Distribution Date over (B) the amount of Available Funds with respect to the related Monthly Period, shall be transferred from the undivided Principal Collections Ledger and credited to the Series 2007-1 Finance Charge Collections Ledger to be applied pursuant to Clauses 5.10(a) to 5.10(d) in that order of priority; and

(ii)	an amount equal to the excess, if any, of (A) the Class B Required Amount, if any, with respect to such Distribution Date over (B) the amount of Available Funds with respect to the related Monthly Period, shall be transferred from the undivided Principal Collections Ledger and credited to the Series 2007-1 Finance Charge Collections Ledger to be applied pursuant to Clause 5.10(e) to (f) in that order of priority and then applied to reduce the Class B Investor Default Amount pursuant to Clause 5.10(i)(ii).

(b)	Subject to (c) below, on each Distribution Date the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections for such Distribution Date.

(c)	In the event that the calculation of the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections to be utilised would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Distribution Date) to be a negative number on any Distribution Date, the amount of Required Retained Principal Collections to be utilised on such Distribution Date shall be an amount equal to the amount which would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Distribution Date) to be reduced to zero.

(d)	Any Required Retained Principal Collections not utilised on a Distribution Date will be applied as Available Retained Principal Collections in accordance with Clause 5.11 on such Distribution Date.

(e)	Following any reductions pursuant to Clauses 5.15(b), 5.15(c), 5.16(b) and 5.16(c) the Class C Investor Interest and/or the Class B Investor Interest may be reinstated in an amount equal to the aggregate of (i) payments of Additional Consideration made by the Series 2007-1 Investor Beneficiary to the Receivables Trustee as mentioned in Clauses 5.10(j)(i) and 5.10(m)(i), such amount being ‘‘Refunded Utilised Principal Collections’’ and (ii) amounts of Principal Loss Make-Up (charge-offs) deemed to reinstate the Class C Investor Interest and/or the Class B Investor Interest as mentioned in Clauses 5.10(j)(ii) and 5.10(m)(ii). Class B will be reinstated before Class C.

5.16	Reallocated Class B Principal Collections

(a)	On each Distribution Date, following application of the Reallocated Class C Principal Collections in accordance with Clause 5.15, the Servicer will advise the Receivables Trustee as to what portion of the Required Retained Principal Collections retained for the previous Monthly Period shall be utilised as Reallocated Class B Principal Collections with respect to such Distribution Date. The amounts to be so utilised shall be calculated as an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Available Funds and Reallocated Class C Principal Collections with respect to the related Monthly Period, and shall be transferred from the undivided Principal Collections Ledger and credited to the Series 2007-1 Finance Charge Collections Ledger to be applied pursuant to Clause 5.10(a) to (d) in that order of priority.

(b)	Subject to (c) below, on each Distribution Date the Class B Investor Interest shall be reduced by the excess of the amount of Reallocated Class B Principal Collections for such Distribution Date over the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Distribution Date).

(c)	In the event that the calculation of the amount of Reallocated Class B Principal Collections to be utilised would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs and the reduction in the Class C Investor Interest in respect of Reallocated Class B Principal Collections for such Distribution Date) to be a negative number on any Distribution Date, the amount of Required Retained Principal Collections to be utilised on such Distribution Date shall be an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be reduced to zero.

(d)	Any Required Retained Principal Collections not utilised on a Distribution Date will be applied as Available Retained Principal Collections in accordance with Clause 5.11 on such Distribution Date.

(e)	Following any reductions pursuant to Clauses 5.15(b), 5.15(c), 5.16(b) and 5.16(c) the Class C Investor Interest and/or the Class B Investor Interest may be reinstated in an amount equal to the aggregate of (i) payments of Additional Consideration made by the Series 2007-1 Investor Beneficiary to the Receivables Trustee as mentioned in Clauses 5.10(j)(i) and 5.10(m)(i), such amount being ‘‘Refunded Utilised Principal Collections’’ and (ii) amounts of Principal Loss Make-Up (charge-offs) deemed to reinstate the Class C Investor Interest and/or the Class B Investor Interest as mentioned in Clauses 5.10(j)(ii) and 5.10(m)(ii). Class B will be reinstated before Class C.

5.17	Shared Principal Collections

(a)	The amount of Principal Collections calculated in respect of Series 2007-1 which are not available to be utilised as Cash Available for Investment during such Monthly Period and which are not distributed on the related Distribution Date to meet any Class A Monthly Principal Amount, Class B Monthly Principal Amount or Class C Monthly Principal Amount or utilised on the related Distribution Date as Utilised Required Retained Principal Collections shall be available as Shared Principal Collections for Outstanding Issuance in Group One and shall be identified as such in the undivided Principal Collections Ledger.

(b)	The portion of Shared Principal Collections to the credit of the undivided Principal Collections Ledger equal to the amount of Shared Principal Collections calculated by reference to Series 2007-1 during a Monthly Period shall be applied as Available Retained Principal Collections pursuant to Clause 5.11 and pursuant to such Clause 5.11, shall be distributed to the Series 2007-1 Investor Beneficiary and identified for Class A and deposited in the Principal Funding Account for credit to the Series 2007-1 Principal Funding Ledger during the Controlled Accumulation Period and deposited in the Series 2007-1 Loan Note Issuer Account during the Regulated Amortisation Period or Rapid Amortisation Period or shall be distributed to the Series 2007-1 Investor Beneficiary and identified for Class B and deposited in the Principal Funding Account for credit to the Series 2007-1 Principal Funding Ledger during the Controlled Accumulation Period and deposited in the Series 2007-1 Loan Note Issuer Account during the Regulated Amortisation Period or Rapid Amortisation Period or shall be distributed to the Series 2007-1 Investor Beneficiary and identified for Class C and deposited in the Principal Funding Account for credit to the Series 2007-1 Principal Funding Ledger during the Controlled Accumulation Period and deposited in the Series 2007-1 Loan Note Issuer Account during the Regulated Amortisation Period or Rapid Amortisation Period.

(c)	The amount of Shared Principal Collections to be distributed to the Series 2007-1 Investor Beneficiary on any Distribution Date shall be an amount not to exceed the Series Principal Shortfall, if any, with respect to Series 2007-1 for such Distribution Date Provided, however, that if the aggregate amount of Shared Principal Collections for all Outstanding Issuance in Group One

for such Distribution Date is less than the Cumulative Series Principal Shortfall for such Distribution Date, then Shared Principal Collections to be distributed to Series 2007-1 on such Distribution Date shall equal the product of (i) Shared Principal Collections for all Outstanding Issuance in Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2007-1 for such Distribution Date and the denominator of which is the aggregate amount of the Cumulative Series Principal Shortfall for such Distribution Date.

(d)	On or before each Distribution Date, the Servicer shall advise the Receivables Trustee in writing substantially in the form of Exhibit B of the amounts to debit from the undivided Principal Collections Ledger pursuant to Clause 5.17(b) and the Receivables Trustee, acting in accordance with such advice, shall debit on such Distribution Date from the undivided Principal Collections Ledger, to the extent of an amount equal to (1) Available Retained Principal Collections less (2) during the Regulated Amortisation Period and the Rapid Amortisation Period, the aggregate amount of Principal Loss Make-up (default) and Principal Loss Make-up (charge-off) for such Distribution Date, the amounts required to be debited.

5.18	Spread Account

(a)	The Receivables Trustee shall establish and maintain with a Qualified Institution, in the name of the Receivables Trustee, held on Segregated Bare Trust for the benefit of the Loan Note Issuer, an account with such Qualified Institution (the ‘‘Spread Account’’), bearing a designation clearly indicating that the funds deposited therein are held on Segregated Bare Trust for the benefit of the Loan Note Issuer and identified for Class C.

(b)	The Receivables Trustee, as trustee of the Segregated Bare Trust for the sole benefit of the Loan Note Issuer as Series 2007-1 Investor Beneficiary shall possess all legal right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be a Trust Account for the purposes of the Receivables Trust Deed and Servicing Agreement and all amounts deposited therein shall be regarded as segregated for the benefit of the Series 2007-1 Investor Beneficiary in respect of Class C. Amounts credited to the Spread Account will be calculated as referable to (A) Class C to the extent of amounts deposited in the Spread Account pursuant to Clause 5.18(d)(i) and investment earnings credited pursuant to Clause 5.18(j)(i) less the aggregate of that portion of all Total Withdrawal Amounts withdrawn from time to time pursuant to Clause 5.18(d)(ii)(B) which utilised amounts are calculated as referable to Class C Investor Interest; and (B) to the Loan Note Issuer in respect of Series 2007-1 to the extent of investment earnings on amounts deposited in the Spread Account as calculated pursuant to Clause 5.18(d).

(c)	If at any time the institution holding the Spread Account ceases to be a Qualified Institution the Servicer shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Servicer to establish) a new Spread Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Spread Account.

(d)	The Receivables Trustee, acting on the advice of the Servicer, shall:

(i)	on each Distribution Date make the deposit, if any, pursuant to Clause 5.10(o); and

(ii)	make withdrawals from the Spread Account from time to time:

(A)	in priority (1) on each Distribution Date in the amount up to the Available Spread Account Amount at such time for the purposes set out in Clause 5.10(k) (to the extent necessary after applying Available Funds), and (2) on the Class C Release Date, an amount up to the Available Spread Account Amount equal to the excess, if any, of the Class C Debt Amount over the Class C Investor Interest (the aggregate of (1) and (2) constituting the ‘‘Total Withdrawal Amount’’); and

(B)	as required by paragraphs (g) to (m) of this Clause 5.18.

(e)	In the event that, for any Distribution Date, the Total Withdrawal Amount is greater than zero, the Servicer shall

(i)	advise the Receivables Trustee in writing, in substantially the form of Exhibit A to the Schedule to the Series 2007-1 Supplement, of such Total Withdrawal Amount on or before 11:30 a.m. on such Distribution Date; and

(ii)	deposit the amounts to be withdrawn from the Spread Account as calculated in Clause 5.18(d)(ii)(A) in the Trustee Collection Account to the credit of the Series 2007-1 Finance Charge Collections Ledger by reference to the calculation set out in Clause 5.10(k).

(f)	The Receivables Trustee at all times shall maintain (or procure the maintenance of) accurate records reflecting each transaction in the Spread Account and in any sub-account or ledger established therein.

(g)	Funds on deposit in the Spread Account shall be invested by the Receivables Trustee in Permitted Investments.

(h)	Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from the Spread Account on such Distribution Date, shall be invested in such Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

(i)	The Receivables Trustee shall ensure a Qualified Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments made pursuant to Clause 5.18(g). No Permitted Investment made pursuant to Clause 5.18(g) shall be disposed of prior to its maturity.

(j)	On each Distribution Date, all interest and investment earnings (net of losses and investment expenses) earned during the period immediately preceding such Distribution Date on funds on deposit in the Spread Account in respect of Series 2007-1 shall:

(i)	be retained in the Spread Account to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount taking into account any amounts to be credited on that Distribution Date pursuant to Clause 5.18(d)(i); and

(ii)	to the extent of any amount remaining after the application in (A) above, be withdrawn from the Spread Account and credited to the Series 2007-1 Loan Note Issuer Account (it being acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee in accordance with Clauses 3(c) and 6(d)(iii) of the Supplement as Additional Consideration for the grant of the Loan Note Issuer’s interest in the Receivables Trust (such amount being ‘‘Investment Proceeds’’)).

(k)	Subject to the restrictions set out above, the Servicer, or a Person designated in writing by the Servicer of which the Receivables Trustee shall have received notification, shall have the authority to advise the Receivables Trustee with respect to the investment of funds on deposit in the Spread Account. For purposes of determining the availability of funds or the balances in the Spread Account for any reason under the Receivables Trust Deed and Servicing Agreement as supplemented by the Supplement, all interest and investment earnings on such funds shall be deemed not to be available or on deposit except to the extent specified in Clause 5.18(j)(i).

(l)	In the event that the Spread Account Surplus on any Distribution Date, after giving effect to any deposits to and any withdrawal from the Spread Account on such Distribution Date, is greater than zero, the Receivables Trustee, acting on the advice of the Servicer, shall withdraw from the Spread Account for distribution to the Loan Note Issuer (calculated as referable to Class C Investor Interest), an amount equal to the Spread Account Surplus whereupon such amount shall be deposited in the Series 2007-1 Loan Note Issuer Account, identified for Class C Investor Interest (identified as ‘‘Spread Account Surplus Amount’’).

(m)	Upon the earlier to occur of:

(i)	the termination of the Receivables Trust pursuant to Clause 6 or Clause 8 of the Receivables Trust Deed and Servicing Agreement; and

(ii)	the Series 2007-1 Termination Date,

the Receivables Trustee, acting on the advice of the Servicer, (to the extent of the calculations in Clause 5.17(j)(ii) and after taking into account all other deposits and withdrawals in respect of the Spread Account on such date) shall withdraw all amounts on deposit in the Spread Account and transfer such amounts to the Series 2007-1 Loan Note Issuer Account. It is acknowledged that the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee as Additional Consideration in accordance with Clauses 3(c) and 6(d)(iii) of the Supplement (identified as ‘‘Spread Account Surplus Amount’’).

(n)	To the extent required, the Receivables Trustee shall be authorised to make these transfers on the Loan Note Issuer’s behalf.

5.19	Principal Funding Account

(a)	(i)	The Receivables Trustee shall establish and maintain with a Qualified Institution, in the name of the Receivables Trustee, held on Segregated Bare Trust for the benefit of the Investor Beneficiary a Trust Account with such Qualified Institution (the ‘‘Principal Funding Account’’), bearing a designation clearly indicating that the funds deposited therein are held on Segregated Bare Trust for the benefit of the Loan Note Issuer. In addition the Receivables Trustee shall establish a ledger in the Principal Funding Account entitled the ‘‘Series 2007-1 Principal Funding Ledger’’ and generally operate such ledger in accordance with the provisions of the Receivables Trust Deed and Servicing Agreement.

(ii)	The Receivables Trustee, as trustee of the segregated bare trust for the sole benefit of the Loan Note Issuer, shall possess all legal right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be a Trust Account for the purposes of the Receivables Trust Deed and Servicing Agreement and all amounts deposited in the Principal Funding Account to the credit of the Series 2007-1 Principal Funding Ledger therein shall be regarded as being segregated for the sole benefit of the Loan Note Issuer in respect of Series 2007-1 as follows:

(A)	all amounts deposited therein pursuant to Clause 5.11(b)(i) shall be calculated as referable to Class A and regarded as being segregated for the benefit of the Loan Note Issuer in respect of Series 2007-1;

(B)	all amounts deposited therein pursuant to Clause 5.11(b)(iii) shall be calculated as referable to Class B and regarded as being segregated for the benefit of the Loan Note Issuer in respect of Series 2007-1;

(C)	all amounts deposited therein pursuant to Clause 5.11(b)(v) shall be calculated as referable to Class C and regarded as being segregated for the benefit of the Loan Note Issuer in respect of Series 2007-1; and

(D)	all amounts deposited therein which represent Excess Principal Funding Investment Proceeds on any Distribution Date shall be allocated to the Loan Note Issuer in respect of Series 2007-1. the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee by way of Additional Consideration for the grant of the Loan Note Issuer’s interest in the Receivables Trust in accordance with Part 2, Clauses 3(c) and 6(d)(iii) (identified as ‘‘Investment Proceeds’’).

(iii)	If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution the Servicer shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Servicer to establish) a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account.

(iv)	The Receivables Trustee, acting on the advice of the Servicer, shall (A) make withdrawals from amounts deposited in the Principal Funding Account standing to the credit of the Series 2007-1 Principal Funding Ledger from time to time, in the amounts and for the purposes set out in this Supplement, and (B) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Series 2007-1 Principal Funding Ledger make deposits into the Principal Funding Account for credit to the Series 2007-1 Principal Funding Ledger in the amount specified in, and otherwise in accordance with, Clause 5.11(b)(i), Clause 5.11(b)(iii) and Clause 5.11(b)(v).

(v)	The Receivables Trustee at all times shall maintain (or procure the maintenance of) accurate records reflecting each transaction in the Principal Funding Account and the Series 2007-1 Principal Funding Ledger and in any other sub-account or ledger established therein and amounts calculated as referable to and identified for Class A, Class B and Class C, respectively.

(b)	(i)	Funds on deposit in the Principal Funding Account standing to the credit of the Series 2007-1 Principal Funding Ledger shall be invested at the direction of the Servicer by the Receivables Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account standing to the credit of the Series 2007-1 Principal Funding Ledger on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account which are debited to the Series 2007-1 Principal Funding Ledger on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

(ii)	The Receivables Trustee shall ensure a Qualified Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

(iii)	On the Distribution Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Distribution Date thereafter with respect to the Controlled Accumulation Period and, if applicable, on the first Distribution Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the Receivables Trustee, acting on the advice of the Servicer given on or before such Distribution Date, shall:

(A)	transfer from the Principal Funding Account from the amount credited to the Series 2007-1 Principal Funding Ledger to the Trustee Collection Account to the credit of the Series 2007-1 Finance Charge Collections Ledger an amount representing a proportion of the Principal Funding Investment Proceeds on deposit in the Principal Funding Account and credited to the Series 2007-1 Principal Funding Ledger equal to the total amount of Principal Funding Investment Proceeds available on such Distribution Date multiplied by a fraction the numerator of which is the Principal Funding Account Balance identified for Class A as of the Record Date preceding such Distribution Date and the denominator of which is the Principal Funding Account Balance identified for Class A and Class B as of the Record Date preceding such Distribution Date for application as Available Funds pursuant to Clause 5.10 (a) to (d); and

(B)	transfer from the Principal Funding Account from the amount credited to the Series 2007-1 Principal Funding Ledger to the Trustee Collection Account to the credit of the Series 2007-1 Finance Charge Collections Ledger an amount representing a proportion of the Principal Funding Investment Proceeds on deposit in the Principal Funding Account and credited to the Series 2007-1 Principal Funding Ledger equal to the total amount of Principal Funding Investment Proceeds available on such Distribution Date multiplied by a fraction the numerator of which is the Principal Funding Account Balance identified for Class B as of the Record Date preceding such Distribution Date and the denominator of which is the Principal Funding Account Balance identified for Class A and Class B as of the Record Date preceding such Distribution Date for application as Available Funds pursuant to Clause 5.10(e) to (f);

(iv)	An amount equal to any Principal Funding Investment Shortfall will be deposited in the Trustee Collection Account and credited to the Series 2007-1 Finance Charge Collections Ledger on each Distribution Date from the Reserve Account and debited to the Series 2007-1 Reserve Account Ledger to the extent funds are available pursuant to Clause 5.21(c).

(v)	Any Excess Principal Funding Investment Proceeds shall be transferred to the Series 2007-1 Loan Note Issuer Account. the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee by way of Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(iii) on each Distribution Date (identified as ‘‘Investment Proceeds’’).

(vi)	Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account (or the Series 2007-1 Principal Funding Ledger or any other ledger therein) for purposes of the calculations made pursuant to this Supplement.

5.20	Reserved, left intentionally blank.

5.21	Reserve Account

(a)	(i)	The Receivables Trustee shall establish and maintain with a Qualified Institution, in the name of the Receivables Trustee, held on Segregated Bare Trust for the benefit of the Investor Beneficiary a Trust Account with such Qualified Institution (the ‘‘Reserve Account’’), bearing a designation clearly indicating that the funds deposited therein are held on Segregated Bare Trust for the benefit of the Loan Note Issuer. In addition the Receivables Trustee shall establish a ledger in the Reserve Account entitled the ‘‘Series 2007-1 Reserve Account Ledger’’ and generally operate such ledger in accordance with the provisions of the Receivables Trust Deed and Servicing Agreement.

(ii)	The Receivables Trustee, as trustee of the Segregated Bare Trust for the sole benefit of the Loan Note Issuer, shall possess all legal right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be a Trust Account for the purposes of the Receivables Trust Deed and Servicing Agreement and all amounts deposited in the Reserve Account to the credit of the Series 2007-1 Reserve Account Ledger therein and all investment earnings on such amounts shall be regarded as being segregated for the sole benefit of the Loan Note Issuer in respect of Series 2007-1 and identified for Class A and Class B.

(iii)	If at any time the institution holding the Reserve Account ceases to be a Qualified Institution the Servicer shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Servicer to establish) a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account.

(iv)	The Receivables Trustee, acting on the advice of the Servicer, shall (i) make withdrawals from amounts deposited in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set out in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Series 2007-1 Reserve Account Ledger make deposits in the Reserve Account to the credit of the Series 2007-1 Reserve Account Ledger in the amounts specified in, and otherwise in accordance with, Clause 5.10(n).

(v)	The Receivables Trustee at all times shall maintain (or procure the maintenance of) accurate records reflecting each transaction in the Reserve Account and the Series 2007-1 Reserve Account Ledger and in any other sub-account or ledger established therein.

(b)	(i)	Funds on deposit in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger shall be invested by the Receivables Trustee acting on the advice of the

Servicer in Permitted Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account which are debited to the Series 2007-1 Reserve Account Ledger on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

(ii)	The Receivables Trustee shall ensure a Qualified Institution maintains possession, on its behalf, of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

(iii)	On each Distribution Date, interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account which are standing to the credit of the Series 2007-1 Reserve Account Ledger shall be retained in the Reserve Account and credited to the Series 2007-1 Reserve Account Ledger (to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount) and the balance, if any, shall be transferred from the Series 2007-1 Reserve Account Ledger to the Series 2007-1 Finance Charge Collections Ledger for application as Available Funds on such Distribution Date.

(iv)	For the purpose of determining the availability of funds or the balance in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(c)	On or before each Distribution Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest and, as applicable, on the first Distribution Date for the Regulated Amortisation Period or the Rapid Amortisation Period, the Receivables Trustee shall calculate the ‘‘Reserve Draw Amount’’ which shall be equal to the Principal Funding Investment Shortfall with respect to each Distribution Date with respect to the Controlled Accumulation Period or, as applicable, the first Distribution Date for the earlier of the Regulated Amortisation Period and the Rapid Amortisation Period Provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit (and apart from such reduction would be required to be deposited) in the Reserve Account and credit to the Series 2007-1 Reserve Account Ledger under Clause 5.10(n) with respect to such Distribution Date.

(i)	In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the amount deposited in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger on such Distribution Date by the Receivables Trustee, acting in accordance with the advice of the Servicer, deposited in the Trustee Collection Account and credited to the Series 2007-1 Finance Charge Collections Ledger for application as follows. A portion of such Reserve Draw Amount equal to the difference between the proportion of Principal Funding Investment Proceeds transferred from the Principal Funding Account on the relevant Distribution Date out of the amount credited to the Series 2007-1 Principal Funding Ledger pursuant to Clause 5.19(b)(iii)(A) and the Class A Covered Amount and the Class B Covered Amount shall be included in Available Funds for such Distribution Date.

(d)	In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the amounts in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger with respect to such Distribution Date, is greater than zero, the Receivables Trustee acting on the advice of the Servicer shall transfer from the amounts deposited in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger, to the Series 2007-1 Loan Note Issuer Account an amount equal to such Reserve Account Surplus. the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee by way of Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(iii), for the grant of the Loan Note Issuer’s interest in the Receivables Trust (identified as ‘‘Reserve Account Surplus Amount’’).

(e)	Upon the earliest to occur of:

(i)	the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8;

(ii)	the first Distribution Date for the Regulated Amortisation Period or the Rapid Amortisation Period; and

(iii)	the Distribution Date immediately preceding the Series 2007-1 Scheduled Redemption Date,

the Receivables Trustee, acting on the advice of the Servicer, after the prior payment of all amounts due to Class A and Class B, that are payable from the amounts deposited in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger as provided herein, shall withdraw from the amounts deposited in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger and transfer all amounts, if any, on deposit in the Series 2007-1 Reserve Account Ledger to the Series 2007-1 Loan Note Issuer Account. the Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee by way of Additional Consideration in accordance with Part 2, Clauses 3(c) and 6(d)(iii), for the grant of the Loan Note Issuer’s interest in the Receivables Trust (identified as ‘‘Reserve Account Surplus Amount’’). After this distribution from the amounts deposited in the Reserve Account standing to the credit of the Series 2007-1 Reserve Account Ledger has been made, the Series 2007-1 Reserve Account Ledger shall be deemed to have been terminated for the purposes of this Supplement.

Part 5

Monthly Statement to Series 2007-1

On or before each Distribution Date, the Receivables Trustee shall forward to the Series 2007-1 Investor Beneficiary and each Rating Agency a statement substantially in the form of Exhibit A to the Schedule prepared by the Servicer, delivered to the Receivables Trustee and setting forth, among other things, the following information:

(i)	total amount distributed;

(ii)	the amount of such distribution referable to Class A Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount, respectively;

(iii)	the amount of such distribution referable to Trustee Payment Amount, Loan Note Issuer Costs Amount, Issuer Costs Amount, Monthly Expense Loan Amount, Class A Monthly Finance Amount, Class A Deficiency Amounts, Class A Additional Finance Amount, Class B Monthly Finance Amount, Class B Deficiency Amounts, Class B Additional Finance Amount, Class C Monthly Finance Amount, Class C Deficiency Amounts and Class C Additional Finance Amount respectively;

(iv)	the amount of Principal Collections processed during the related Monthly Period and calculated in respect of Class A, Class B and Class C, respectively;

(v)	the amount of Finance Charge Collections processed during the related Monthly Period and calculated in respect of Class A, Class B and Class C, respectively;

(vi)	the portion of the Investor Acquired Interchange Amount referable to Series 2007-1 deposited in the Trustee Collection Account and to be credited to the Series 2007-1 Finance Charge Collections Ledger in respect of the related Monthly Period on the related Distribution Date;

(vii)	the aggregate amount of Principal Receivables, the Series 2007-1 Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Class B Adjusted Investor Interest, the Class C Investor Interest, the Class C Adjusted Investor Interest, the Floating Investor Percentage, the Class A Floating Investor Percentage, the Class B Floating Investor Percentage, the Class C Floating Investor Percentage and (if applicable) the Fixed Investor Percentage, Class A Fixed Investor Percentage, the Class B Fixed Investor Percentage and the Class C Fixed Investor Percentage, in each case with respect to the Principal Receivables in the Receivables Trust as of the end of the day on the Record Date;

(viii)	the aggregate outstanding balance of Designated Accounts which were 30 to 59, 60 to 89, 90 to 119, 120 to 149 and 150 or more days delinquent as of the end of the day on the Record Date;

(ix)	the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Class C Investor Default Amount for the related Monthly Period;

(x)	the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs for the related Monthly Period;

(xi)	the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs reinstated (or which would have been reinstated but for payment of Principal Loss Make-Up (Charge-Off)) on the Distribution Date immediately preceding such Distribution Date;

(xii)	the amount of the Series Servicing Fee for the related Monthly Period;

(xiii)	the Portfolio Yield for the preceding Monthly Period;

(xiv)	the amount of Reallocated Class C Principal Collections with respect to such Distribution Date;

(xv)	the amount of Reallocated Class B Principal Collections with respect to such Distribution Date;

(xvi)	the Available Spread Account Amount and the Required Spread Account Amount calculated to apply as of the close of business on the Distribution Date immediately preceding such Distribution Date;

(xvii)	the Principal Funding Account Balance as at the close of business on the Distribution Date immediately preceding such Distribution Date and the amounts allocated to Class A, Class B and Class C therein;

(xviii)	the Controlled Accumulation Shortfall;

(xix)	the Principal Funding Investment Proceeds transferred to the Trustee Collection Account for credit to the Series 2007-1 Finance Charge Collections Ledger on the related Distribution Date;

(xx)	the Principal Funding Investment Shortfall on the related Distribution Date;

(xxi)	the amount of Available Funds to be credited to the Series 2007-1 Finance Charge Collections Ledger on the related Distribution Date;

(xxii)	such other items as are set out in Exhibit B to this Schedule;

(xxiii)	the total amount of Additional Consideration (identifying each item specified in Clause 3(c) of the Supplement) the Series 2007-1 Investor Beneficiary should pay to the Receivables Trustee; and

(xxiv)	the total amount of Required Retained Principal Collections.

Part 6

Series 2007-1 Pay Out Events

For the purposes of Clause 6.2 of the Receivables Trust Deed and Servicing Agreement, if any one of the following events shall occur with respect to Series 2007-1:

(a)	failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Receivables Securitisation Deed, on or before the date occurring five Business Days after being notified after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set out in the Receivables Securitisation Deed or this Series 2007-1 Supplement, which failure has a Material Adverse Effect on the interests of the Series 2007-1 Investor Beneficiary in respect of Class A, Class B or Class C and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Receivables Trustee, or to the Transferor and the Receivables Trustee by the Series 2007-1 Investor Beneficiary in respect of Series 2007-1, and which unremedied continues during such 60 day period to have a Material Adverse Effect on the interests of the Series 2007-1 Investor Beneficiary (in respect of Series 2007-1) for such period;

(b)	any representation or warranty made by the Transferor in the Receivables Securitisation Deed or this Series 2007-1 Supplement, or any information required to be delivered by the Transferor pursuant to the Receivables Securitisation Deed, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Receivables Trustee, or to the Transferor and the Receivables Trustee by the Series 2007-1 Investor Beneficiary and (ii) as a result of which there is a Material Adverse Effect on the interests of the Series 2007-1 Investor Beneficiary (in respect of Series 2007-1) and which unremedied continues during such 60 day period to have a Material Adverse Effect for such period; Provided, however, that a Series 2007-1 Pay Out Event pursuant to this paragraph (b) of Part 6 of the Series 2007-1 Supplement shall not be deemed to have occurred hereunder if the Transferor has complied with its obligations pursuant to Clause 11 of the Receivables Securitisation Deed, in respect of a breach of representation in respect of Receivables funded as Eligible Receivables, if applicable, during such period in accordance with the provisions of the Receivables Securitisation Deed;

(c)	the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Expense Rate for such period or with respect to the period from the Closing Date to the end of the third monthly period from the Closing Date, the average Portfolio Yield is less than the average Expense Rate for that period;

(d)	either:

(i)	over any period of thirty consecutive days the amount of the Transferor Interest averaged over that period is less than the Minimum Transferor Interest for that period and the Transferor Interest does not increase on or before the tenth Business Day following such thirty day period to an amount such that the average of the Transferor Interest as a percentage of the Average Principal Receivables for such thirty day period, computed by assuming that the amount of the increase of the Transferor Interest prior to or including the last day of such ten Business Day period, as compared to the Transferor Interest on the last day of such thirty day period shall be deemed to have existed in the Receivables Trust during each day of such thirty day period, is at least equal to the Minimum Transferor Interest or

(ii)	on any Record Date the aggregate amount of Eligible Receivables is less than the Minimum Aggregate Principal Receivables (as adjusted for any Series having a Companion Series as described in the Supplement for such Series), and the aggregate amount of Eligible Receivables fails to increase to an amount equal to or greater than the Minimum Aggregate Principal Receivables on or before the tenth Business Day following such Record Date;

(e)	any Servicer Default shall occur which would have a Material Adverse Effect on the Series 2007-1 Investor Beneficiary (in respect of Series 2007-1); or

(f)	the Series 2007-1 Investor Interest shall not be reduced to zero on the Series 2007-1 Scheduled Redemption Date

(g)	an early termination, without replacement, of any Swap Agreement shall occur;

(h)	the Loan Note Issuer has or will become obligated to deduct or withhold amounts from payments to be made in respect of the Series 2007-1 Related Debt on any Distribution Date, for or on account of any tax assessment or other governmental charge by any jurisdiction as a result of any change in the laws of such jurisdiction or any political subdivision or taxing authority thereof which change becomes effective on or after the Closing Date, then, in the case of any event described in paragraphs (a), (b) or (e) above after the applicable grace period set out in such subparagraphs (if any), either the Receivables Trustee or the Series 2007-1 Investor Beneficiary by notice then given in writing to the Transferor and the Servicer (and to the Receivables Trustee if given by the Investor Beneficiary) may declare that a pay out event (a ‘‘Series 2007-1 Pay Out Event’’) has occurred as of the date of such notice. It is hereby acknowledged that the Security Trust Deed provides that if the Series 2007-1 Investor Beneficiary gives such notice, it may only do so on the instruction of the Priority Secured Creditor. If the Receivables Trustee gives such notice it must also give notice to the Loan Note Issuer. In the case of any event described in paragraphs (c), (d), (f), (g) or (h) above, a Series 2007-1 Pay Out Event shall occur without any notice or other action on the part of the Receivables Trustee or the Series 2007-1 Investor Beneficiary immediately upon the occurrence of such event.

A Series 2007-1 Pay Out Event which occurs in respect of paragraphs (c) or (d) is a ‘‘Regulated Amortisation Trigger Event’’ for Series 2007-1.

EXHIBITS TO THE SCHEDULE

EXHIBIT A FORM OF MONTHLY STATEMENT

FORM OF MONTHLY STATEMENT

Series 2007-1

HSBC Bank plc

AS SERVICER

RECEIVABLES TRUST

MONTHLY PERIOD ENDING

[•]

1.	Capitalised terms used in this Report have their respective meanings set forth in the Master Definitions Schedule set out as schedule 6 to a receivables trust deed and servicing agreement dated on or about 23 May 2006 (the ‘‘RTDSA’’) and any supplement thereto for a Series Provided, however, that the ‘‘preceding Monthly Period’’ shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Report is delivered pursuant to Clause 9.5(b) of the Receivables Trust Deed and Servicing Agreement.

2.	HSBC is Servicer under the Receivables Trust Deed and Servicing Agreement.

3.	The undersigned is an Authorised Officer.

4.	The date of this Report is a date on or before a Transfer Date under the Receivables Trust Deed and Servicing Agreement.

Monthly Period Ending:

Transfer Date:

Distribution Date:

Next Payment Date:

Index

Section	Contents
1	Receivables Pool Summary Information
2	Series General Information
3	Undivided Interest
4	Segregated Trust
5	Loan Note Issuer
6	Issuer
7	Investor Interest and Debt Amounts
8	Commentary/Payout Events

Note:    All amounts are in (pound) sterling unless otherwise stated.

Section 1

Receivables Pool Summary Information (1)

1	Aggregate amount of Eligible Receivables that are Principal Receivables for Beginning of the Monthly Period
2	Aggregate amount of Eligible Receivables that are Finance Charge Receivables for Beginning of Monthly Period
3	Aggregate amount of Principal Collections processed
4	Aggregate amount of Finance Charge Collections (including Acquired Interchange)
5	Aggregate amount of Interest received on Trustee Collections Account and Trustee Investment Account
6	Aggregate amount of Investor Default Amount
7	Aggregate amount of Investor Indemnity Amount
8	Aggregate amount of outstanding principal balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period
9	Aggregate amount of Eligible Receivables that are Principal Receivables for End of Monthly Period
10	Aggregate amount of Eligible Receivables that are Finance Charge Receivables for End of Monthly Period

	Aggregate Account Principal Balance (pound) 000’s	No of Accounts	Percentage of Total Receivables in Trust
(a)30-59 days
(b)60-89 days
(c)90-119 days
(d)120-149 days
(e)150- or more days
Totals

Section 2

Receivables Pool Summary Information (2)

Transferor and Aggregate Investor Interest	Amount	Percentage
Transferor Interest
Aggregate Investor Interest (for analysis — see below)
2006-1 Investor Interest
2006-2 Investor Interest
2007-1 Investor Interest
Etc.
Balance on Trustee Investment Account
Portfolio Minimum Balance Parameters	Threshold	Passed?
Minimum Transferor interest above amount agreed with Rating Agencies for a period of 30 consecutive days	6% 2%	Yes/No Yes/No
Minimum Aggregate Principal Receivables Above Zero		Yes/No

Section 2

General Information

Period Type	Controlled Accumulation
Loan Note Rate	Series 2007-1
Class A	%
Class B	%
Class C	%

Investor Percentages	Pre-Addition Date Series 2007-1%	Post Addition Date Series 2007-1%
Series Floating Percentage
Class A Floating Percentage
Class B Floating Percentage
Class C Floating Percentage
Series Fixed Percentage
Class A Fixed Percentage
Class B Fixed Percentage
Class C Fixed Percentage

Aggregate amount of Investor Percentage of the Principal Collections
Aggregate amount of Investor Percentage of the Finance Charge Collections
Aggregate amount of Investor Percentage of the Acquired Interchange

Controlled Accumulation Period (CAP)/Controlled Deposit Amount Series 2007-1

	Months	Amount
Original CAP/Controlled Deposit Amount
Adjustment to CAP/Controlled Deposit Amount
Revised CAP/Controlled Deposit Amount

Section 3

Undivided Interest

Principal Collections	2007-1
The aggregate amount of Principal Collections processed during the related Monthly Period allocable to Series
Deduct: Utilised Retained Principal Collections Amount notionally allocable to Class C
Deduct: Utilised Retained Principal Collections Amount notionally allocable to Class B
Deduct: Amount distributed to Series Principal Collections Ledger in the Segregated Trust
Deduct: Shared Principal Collections
Total = Cash Available for Investment

Finance Charge Collections (incl. Acquired Interchange)	2007-1
The aggregate amount of Finance Charge Collections (to include interest on the Trustee Collections Account and Trustee Investment Account) and Acquired Interchange allocable to the Series during the related Monthly Period
Total transferred to the Series Collections Account Finance Charge Collections Ledger in relation to Series

Other	2007-1
Investor Default Amount allocable to Series
Investor Indemnity Amount allocable to Series

Section 4

Segregated Trust (1)

Principal Collections

Principal Collections Ledger	2007-1
Total amount transferred from Undivided Interest
Deficit relative to Controlled Deposit Amount
The total distribution to Principal Funding Account or to Loan Note Issuer Account in respect of:
Class A Monthly Principal Amount
Class B Monthly Principal Amount
Class C Monthly Principal Amount
Funding Account (Principal Ledger)	2007-1
Balance brought forward
Transfer this month
Transfer to Loan Note Issuer Distribution Account
Class A Monthly Principal Amount
Class B Monthly Principal Amount
Class C Monthly Principal Amount
Balance carry forward
Deficit relative to Cumulative Controlled Deposit Amount

Section 4

Segregated Trust (2)

Finance Charge Collections (1)

Series Finance Charge Collection Ledger	2007-1
Finance Charge Collections (incl. Acquired Interchange) allocable to Series
Interest Income on Accounts
Income from Principal Funding Account up to Class A Covered Amount
Retained Principal Collections Amount notionally allocable to Class B
Retained Principal Collections Amount notionally allocable to Class C
Transfer from Reserve Account
Transfer from Spread Account

Total Amount of Distribution to be transferred to Finance Funding Account (in revolving and controlled accumulation Period) or to Loan Note Issuer Distribution Account (in Regulated or Rapid Amortisation Period)	Paid 2007-1	Unpaid 2007-1
Class A Monthly Finance Amount
Class A Deficiency Amount
Class A Additional Finance Amount
Class A Monthly Distribution Amount
Issuer Costs Amount
Class B Monthly Finance Amount
Class B Deficiency Amount
Class B Additional Finance Amount
Class B Monthly Distribution Amount
Class C Monthly Finance Amount
Class C Deficiency Amount
Class C Additional Finance Amount
Class C Monthly Distribution Amount
Issuer Profit Amount
Trustee Payment Amount
The total amount of distribution in respect of Trustee Payment Amount for the related Monthly Period including any amount remaining unpaid in respect of prior Monthly Periods

Section 4

Segregated Trust (3)

Finance Charge Collections (2)

	Paid 2007-1	Unpaid 2007-1
Total amount of distribution in respect of Loan Note Issuer Costs Amount for the Monthly Period including any amount remaining unpaid in respect of prior Monthly Periods
Total amount of distribution in respect of Loan Note Issuer Profit for the monthly period
Total amount of distribution in respect of Servicing Fee Payment Amount for the related Monthly Period including any amount remaining unpaid in respect of prior Monthly Periods
Total amount of distribution in respect of Servicer Fee Payment Amount for the related Monthly Period including any amount remaining unpaid in respect of prior Monthly Periods
Payment to cover Investor Default Amount
Payment to cover Reduction in Investor Interest (excluding repayments of principal)
Transfer to Reserve Account
Transfer to Spread Account
Payment in respect of Investor Indemnity Amount
Payment in relation to Excess Spread

Funding Account (Finance Ledger)	2007-1
Balance brought forward
Transfer in this Month (15th’s Payment)
Transfer to Loan Note Issuer Distribution Account
Class A Finance Distribution Amount
Class B Finance Distribution Amount
Class C Finance Distribution Amount
Balance carried forward

Section 4

Segregated Trust (4)

Reserve and Spread Accounts

Reserve Account	2007-1
Required Reserve Account Amount
Balance brought forward
Transfer in/out this Month
Balance carried forward (Available Reserve Account Amount)

Spread Account	2007-1
Quarterly Excess Spread Percentage
Required Spread Account Amount
Balance brought forward
Transfer in/out this Month
Balance carried forward (Available Spread Account Amount)

Section 5

Loan Note Issuer Distribution Account

Receipts	2007-1 (pounds)
Loan Note Interest
Loan Note Principal
Investor Trustee Payment Amount
Issuer & Loan Note Issuer Cost Amount
Expenses Loan Interest and Scheduled Amount
Investor Servicing Fee Amount
Class A Investor Default Amount
Class A Investor Charge-off
Class B Investor Default Amount
Class B Investor Charge Off
Class C Investor Default Amount
Class C Investor Charge Off
Investor Indemnity Payment Amount
LN Issuer Return, Issuer Profit Amount
Expenses Loan Prepayment Amount
Excess Finance Charges

Payments
Loan Note Interest
Loan Note Principal
Investor Trustee Payment Amount
3rd Party Expenses
Issuer Costs Amount
Additional Consideration
Monthly Expenses Loan Amount
Expenses Loan Prepayment
Issuer Profit Amount
Further Interest

Net Movement
Retained Profit (This Period)
Retained Profit (Prior Periods)
Other

Account Balance

Comments

Section 6

Issuer Distribution Account

Receipts	2007-1 (pounds)
Loan Note Interest
Loan Note Principal
Issuer Costs
Excess Spread
Issuer Profit
Expenses Loan Repayment
Expenses Loan Prepayment
Swap Interest (USD)
Swap Principal (USD)

Payments
Swap Interest
Swap Principal (in master)
Note Interest (USD)
Note Principal (USD)
Third party expenses
Expenses Loan Repayment
Deferred Subscription Price

Net Movement
Retained Profit (This Period)
Retained Profit (Prior Periods)
Other

Account Balance

Comments

Section 7

Investor Interest & Debt Amounts

Series 2007-1

Summary Series Investor Interest and Adjusted Investor Interest
	Total	Class A	Class B	Class C
Initial Investor Interest
Principal Payments made to Loan Note Issuer
Investor Charge-Offs/Reallocations
Investor Interest
Series Collection Account – PC Ledger
Balance on Principal Funding Account (Principal Ledger)
Adjusted Investor Interest

Loan Note Debt Amount
	Total	Class A	Class B	Class C
Related Debt amount brought forward
Principal Payments made to Issuer
Related Debt amount carried forward

Turquoise Card Backed Securities Series 2007-1 (USD)
	Total	Class A	Class B	Class C
Outstanding Amount brought forward
Principal Payments made
Associated Debt amount carried forward
Pool Factor brought forward
Pool Factor carried forward

Section 8

Pay Out Events / Triggers

Portfolio Yield and Expense Rate		2007-1
Portfolio Yield for the Period
Expense Rate
Excess Spread Rate

Quarterly Excess Spread
Regulated Amortisation Trigger	<0%
Regulated Amortisation	Yes/No

Portfolio Minimum Balance Parameters	Threshold	Passed?
Minimum Transferor interest above amount agreed with	[•]%	Yes/No
Rating Agencies for a period of 30 consecutive days	[•]%	Yes/No
Minimum Aggregate Principal Receivables Above Zero	[•]	Yes/No

Commentary

To the knowledge of the undersigned, there are no Encumbrances on any Receivables in the Receivables Trust except as described below:

[If applicable, insert ‘‘None.’’]

We confirm that no Trust Pay Out Event, Investor Pay Out Event or Series Pay Out Event has occurred as at the date hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this              day of                                     ,                 .

Authorised Signatory
HSBC BANK PLC as Servicer
By:
Name: Title:

EXHIBIT B

FORM OF MONTHLY PAYMENT ADVICE AND NOTIFICATION TO THE
RECEIVABLES TRUSTEE

RECEIVABLES TRUST SERIES 2007-1

Capitalised terms used in this certificate have their respective meanings set out in the Master Definitions Schedule and in the Receivables Trust Deed and Servicing Agreement Provided, however, that the ‘‘preceding Monthly Period’’ shall mean the Monthly Period immediately preceding the calendar month in which this notice is delivered. References herein to certain Clauses and paragraphs are references to the respective Clauses and paragraphs of the Receivables Trust Deed and Servicing Agreement. This certificate is delivered pursuant to Clause 5.9, Clause 5.10, Clause 5.12 and Clause 5.13 of the Receivables Trust Deed and Servicing Agreement as supplemented by the Series 2007-1 Supplement.

(A)	HSBC Bank plc is the Servicer under the Receivables Trust and Cash Management Agreement.

(B)	The undersigned is an Authorised Officer.

(C)	The date of this notice is a date on or before a Distribution Date under the Receivables Trust Deed and Servicing Agreement.

I.	ADVICE TO MAKE A WITHDRAWAL

A.	From Amounts Credited to the Series 2007-1 Finance Charge Collections Ledger

Pursuant to Clause 5.10, the Servicer hereby advises the Receivables Trustee (i) to make a withdrawal from the Trustee Collection Account on [•], which date is a Distribution Date under the Receivables Trust Deed and Servicing Agreement, in an aggregate amount set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.10.

1.	Pursuant to Clause 5.10(a):
	(i)	Trustee Payment Amount	£
	(ii)	accrued and unpaid Trustee Payment Amount	£
2.	Pursuant to Clause 5.10(b):
	(i)	Loan Note Issuer Costs Amount	£
	(ii)	Issuer Costs Amount	£
3.	Pursuant to Clause 5.10(c)
	(i)	Class A Monthly Finance Amount	£
	(ii)	Class A Deficiency Amount	£
	(iii)	Class A Additional Finance Amount	£
4.	Pursuant to Clause 5.10(d):
	Monthly Expense Loan Amount		£
5.	Pursuant to Clause 5.10(e):
	(i)	Class B Monthly Finance Amount at the Class B LN Rate on the Class B Debt Amount	£

	(ii) Class B Deficiency Amount	£
	(iii) Class B Additional Finance Amount	£
6.	Pursuant to Clause 5.10(f):
	(i) Series Servicing Fee	£
	(ii) Accrued and unpaid Series Servicing Fee	£
7.	Pursuant to Clause 5.10(g):
	Class A Investor Default Amount	£
8.	Pursuant to Clause 5.10(h):
	Class A Investor Charge-Offs	£
9.	Pursuant to Clause 5.10(i):
	Class B Investor Default Amount	£
10.	Pursuant to Clause 5.10(j):
	Class B Investor Charge-Offs	£
11.	Pursuant to Clause 5.10(k):
	(a) Class C Monthly Finance Amount	£
	(b) Class C Deficiency Amount	£
	(c) Class C Additional Finance Amount	£
12.	Pursuant to Clause 5.10(l)
	Class C Investor Default Amount	£
13.	Pursuant to Clause 5.10(m):
	an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other than the payment of principal amounts to Class C (but not in excess of the aggregate amount of such reductions which have not been previously reinstated) will be utilised to reinstate the Class C Investor Interest and credited to the Series 2007-1 Loan Note Issuer Account, identified for Class C, on such Distribution Date;	£
14.	Pursuant to Clause 5.10(n):
	An amount up to the excess, if any, of the Required Reserve Amount over the Available Reserve Account Amount	£
15.	Pursuant to Clause 5.10(o):
	An amount up to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount	£

16.	Pursuant to Clause 5.10(p):
	an amount equal to the Aggregate Investor Indemnity Amount, if any, for the prior Monthly Period (together with any amounts in respect of previous Monthly Periods which are unpaid);	£
17.	Pursuant to Clause 5.10(q):
In no order of priority but in proportion to the respective amounts due, an amount to:
	(a) the Loan Note Issuer Return	£
	(b) The Issuer Profit Amount	£
18.	Pursuant to Clause 5.10(r):
	Additional amounts calculated as payable in accordance with the Expenses Loan Agreement	£
19.	Pursuant to Clause 5.10(s):
	Excess Spread	£

B.	From amounts credited to the Series 2007-1 Principal Collections Ledger

Pursuant to Clause 5.11 the Servicer hereby advises the Receivables Trustee (i) to make a withdrawal from amounts of Undivided Bare Trust Property credited to the Series 2007-1 Principal Collections Ledger in the Trustee Collection Account on [•], which is a Distribution Date under the Receivables Trust Deed and Servicing Agreement, in an aggregate amount set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.11.

1.	Pursuant to Clause 5.11(a)(i)
	Amount to be treated as Shared Principal Collections	£
2.	Pursuant to Clause 5.11(a)(ii)	£
Amount remaining from preceding Monthly Period to be applied as Cash Available for Investment
3.	Pursuant to Clause 5.11(b)(i):
	Class A Monthly Principal Amount	£
4.	Pursuant to Clause 5.11(b)(ii):
	Class B Monthly Principal Amount	£
5.	Pursuant to Clause 5.11(b)(iii):
	Class C Monthly Principal Amount	£
C.	From amounts credited to the Spread Account pursuant to Clause 5.18(d)(ii)

The Servicer hereby advises the Receivables Trustee to make a withdrawal from amounts credited to the Spread Account on [•] which date is a Distribution Date under the Receivables Trust Deed and Servicing Agreement, in an aggregate amount as set out in paragraph 3 below and shall deposit such amount in the Trustee Collection Account to the credit of the Series 2007-1 Finance Charge Collections Ledger:

1.	The amount up to the Available Spread Account Amount at such time for the purposes set out in Clause 5.10(k) to the extent necessary after applying Available Funds	£
2.	On the Class C Release Date, an amount up to the Available Spread Account Amount equal to the excess, if any, of the Class C Debt Amount over the Class C Investor Interest	£
3.	The aggregate of 1 and 2. (the ‘‘Total Withdrawal Amount’’)	£

D.	From amounts credited to the Series 2007-1 Principal Funding Ledger

The Servicer hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Series 2007-1 Principal Funding Ledger of the Principal Funding Account on [•] which date is a Distribution Date under the Receivables Trust Deed and Servicing Agreement, in the amount as set out below and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.11(c), Clause 5.11(d) and Clause 5.11(e) by depositing such amount into the Series 2007-1 Loan Note Issuer Account.

1.	Pursuant to 5.11 (c):
	Amount to be credited to the Series 2007-1 Loan Note Issuer Account identified for Class A.	£
2.	Pursuant to 5.11 (d)
	Amount to be credited to the Series 2007-1 Loan Note Issuer Account, identified for Class B.	£
3.	Pursuant to 5.11 (e):
	Amount to be credited to the Series 2007-1 Loan Note Issuer Account, identified for Class C.	£

E.	Intentionally Reserved

II	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month

A.	Clause 5.10

The aggregate amount of all accrued Trustee Payment Amounts	£
(i)The aggregate amount of all accrued or unpaid Loan Note Issuer Costs Amounts	£

(ii)The aggregate amount of all accrued and unpaid Issuer Costs Amounts	£
(iii)The aggregate amount of all Deficiency Amounts	£
(iv)The aggregate amount of all accrued and unpaid Monthly Expense Loan Amount	£
(v)The aggregate amount of all accrued and unpaid Investor Servicing Fee Amount	£
(vi)The aggregate amount of all unreinstated Investor Charge-offs	£
(vii)The aggregate amount of all accrued and unpaid Aggregate Investor Indemnity Amounts allocable to Series 2007-1	£

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this [    ] day of [            ], [                    ]

HSBC Bank plc

By:
Name: Title:

EXECUTION

Receivables Trustee
EXECUTED as a Deed by	)MICHAEL ROBINSON
TURQUOISE RECEIVABLES	)ALTERNATE DIRECTOR
TRUSTEE LIMITED	)
)

Address for Service

Clifford Chance Secretaries Limited
10 Upper Bank Street,
London E14 5JJ

Transferor Beneficiary, Transferor and Servicer
EXECUTED as a deed	)
By	)
acting as attorney	)RICHARD BLACKBURN
for and on behalf of	)
HSBC BANK PLC	)
in the presence of:	)

Signature of witness: LINDSEY HAIG
Name of witness: LINDSEY HAIG
Address: 10 Upper Bank St., London
Occupation: Solicitor

the Loan Note Issuer and Series 2007-1 Investor Beneficiary

EXECUTED as a Deed by	)MICHAEL ROBINSON
TURQUOISE FUNDING 1 LIMITED	)ALTERNATE DIRECTOR
)

Address for Service

Clifford Chance Secretaries Limited
10 Upper Bank Street,
London E14 5JJ

the Dormant Investor Beneficiary

EXECUTED as a Deed by	)MICHAEL ROBINSON
TURQUOISE FUNDING 2 LIMITED	)ALTERNATE DIRECTOR
)

Address for Service

Clifford Chance Secretaries Limited
10 Upper Bank Street,
London E14 5JJ